                                                                  EXECUTION COPY

                                                                    Exhibit 10.2


                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 31, 2002

                                      Among

                          THE WILLIAMS COMPANIES, INC.
                         NORTHWEST PIPELINE CORPORATION
                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                       TEXAS GAS TRANSMISSION CORPORATION

                                  as Borrowers

                             THE BANKS NAMED HEREIN

                                    as Banks

                               JPMORGAN CHASE BANK

                                       and

                                 COMMERZBANK AG

                            as Co-Syndication Agents

                                       and

                         CREDIT LYONNAIS NEW YORK BRANCH

                             as Documentation Agent

                                       and

                               CITICORP USA, INC.

                                    as Agent

                                       and

                            SALOMON SMITH BARNEY INC.

                                   as Arranger

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                                TABLE OF CONTENTS

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Article I DEFINITIONS AND ACCOUNTING TERMS........................................................................1

         Section 1.01. Certain Defined Terms......................................................................1

         Section 1.02. Computation of Time Periods...............................................................30

         Section 1.03. Accounting Terms..........................................................................30

         Section 1.04. Miscellaneous.............................................................................30

         Section 1.05. Ratings...................................................................................31

Article II AMOUNTS AND TERMS OF THE ADVANCES.....................................................................31

         Section 2.01. The A Advances............................................................................31

         Section 2.02. Making the A Advances.....................................................................31

         Section 2.03. Fees......................................................................................34

         Section 2.04. Reduction of the Commitments..............................................................34

         Section 2.05. Repayment of A Advances...................................................................37

         Section 2.06. Interest on A Advances....................................................................37

         Section 2.07. Additional Interest on Eurodollar Rate Advances...........................................38

         Section 2.08. Interest Rate Determination...............................................................38

         Section 2.09. Evidence of Debt..........................................................................38

         Section 2.10. Prepayments...............................................................................39

         Section 2.11. Increased Costs...........................................................................39

         Section 2.12. Illegality................................................................................41

         Section 2.13. Payments and Computations.................................................................41

         Section 2.14. Taxes.....................................................................................43

         Section 2.15. Sharing of Payments, Etc..................................................................45

         Section 2.16. The B Advances............................................................................45

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         Section 2.17. Optional Termination......................................................................49

         Section 2.18. Extension of Termination Date.............................................................50

         Section 2.19. Voluntary Conversion of Advances..........................................................50

         Section 2.20. Automatic Provisions......................................................................50

Article III CONDITIONS...........................................................................................51

         Section 3.01. Conditions Precedent to Effectiveness.....................................................51

         Section 3.02. Additional Conditions Precedent to Each A Borrowing.......................................53

         Section 3.03. Conditions Precedent to Each B Borrowing..................................................53

         Section 3.04. Special Condition to Effectiveness of Certain Provisions..................................54

Article IV REPRESENTATIONS AND WARRANTIES........................................................................54

         Section 4.01. Representations and Warranties of the Borrowers...........................................54

Article V COVENANTS OF THE BORROWERS.............................................................................60

         Section 5.01. Affirmative Covenants.....................................................................60

         Section 5.02. Negative Covenants........................................................................66

Article VI EVENTS OF DEFAULT.....................................................................................76

         Section 6.01. Events of Default.........................................................................76

Article VII THE AGENT............................................................................................79

         Section 7.01. Authorization and Action..................................................................79

         Section 7.02. Agent's Reliance, Etc.....................................................................80

         Section 7.03. CUSA, Chase, Commerzbank, Credit Lyonnais and Affiliates..................................80

         Section 7.04. Bank Credit Decision......................................................................81

         Section 7.05. Indemnification...........................................................................81

         Section 7.06. Successor Agent...........................................................................82

         Section 7.07. Co-Syndication Agents; Documentation Agent................................................82

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Article VIII MISCELLANEOUS.......................................................................................82

         Section 8.01. Amendments, Etc...........................................................................82

         Section 8.02. Notices, Etc..............................................................................83

         Section 8.03. No Waiver; Remedies.......................................................................83

         Section 8.04. Costs and Expenses........................................................................84

         Section 8.05. Right of Set-off..........................................................................85

         Section 8.06. Binding Effect; Transfers.................................................................85

         Section 8.07. Governing Law.............................................................................89

         Section 8.08. Interest..................................................................................89

         Section 8.09. Execution in Counterparts.................................................................89

         Section 8.10. Survival of Agreements, Representations and Warranties, Etc...............................89

         Section 8.11. Borrowers' Right to Apply Deposits........................................................90

         Section 8.12. [Intentionally Omitted]...................................................................90

         Section 8.13. Confidentiality...........................................................................90

         Section 8.14. WAIVER OF JURY TRIAL......................................................................91

         Section 8.15. Severability..............................................................................91

         Section 8.16. Forum Selection and Consent to Jurisdiction...............................................91

         Section 8.17. Existing Defaults of No Effect............................................................91

Schedule I - Bank Information
Schedule II - Borrower Information
Schedule III - Outstanding Letters of Credit
Schedule IV - Existing Projects
Schedule V - Storage Lease
Schedule VI - Permitted Liens
Schedule VII - Permitted Dispositions
Schedule VIII - Additional Public Filings
Schedule IX - Liens Securing Existing Debt/Obligations
Schedule X - Commitments
Schedule XI - Rating Categories
Schedule XII - Progeny Facilities

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Schedule XIII - Post-Closing Items
Schedule XIV - Midstream Subsidiaries

Exhibit A - 1 - Form of A Note
Exhibit A - 2 - Form of B Note
Exhibit B - 1 - Notice of A Borrowing
Exhibit B - 2 - Notice of B Borrowing
Exhibit C - Opinion of William G. von Glahn
Exhibit D - 1 - Opinion of New York Counsel (Enforceability) Exhibit D - 2 - Opinion of New York Counsel (Perfection) Exhibit E - Existing Loans and Investments in WCG Subsidiaries Exhibit F - Form of Transfer Agreement
Exhibit G - Form of Security Agreement
Exhibit H - Form of LLC Guaranty
Exhibit I - Form of Midstream Guaranty
Exhibit J - Form of Pledge Agreement
Exhibit K - Form of Holdings Guaranty
Exhibit L - Form of LC Security Agreement
Exhibit M - Existing Loans and Investments in WCG Subsidiaries

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                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     This First Amended and Restated Credit Agreement, dated as of October 31, 2002 is by and among the Borrowers, the Co-Syndication Agents, the Documentation Agent, the Agent and the Banks (amending and restating the Credit Agreement dated as of July 25, 2000 (the "Existing Credit Agreement"), as amended by a letter agreement dated as of October 10, 2000, by a Waiver and First Amendment to Credit Agreement dated as of January 31, 2001, by a Second Amendment to Credit Agreement dated as of February 7, 2002, by a Third Amendment to Credit Agreement dated as of March 11, 2002, by a Consent and Fourth Amendment to Credit Agreement dated as of July 31, 2002 and by a Consent and Waiver to the Credit Agreement dated as of September 20, 2002). In consideration of the mutual covenants and agreements contained herein, the Borrowers, the Agent and the Banks hereby agree as set forth herein.

                             PRELIMINARY STATEMENTS

     WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended as provided herein and to continue to obtain Commitments from the Banks pursuant to which A Advances, on the terms and conditions and in the amounts set forth herein, will be made to the Borrowers from time to time prior to the Termination Date; and

     WHEREAS, the Banks have agreed to amend and restate the Existing Credit Agreement on the terms and conditions as provided herein and are willing, on the terms and subject to the conditions hereinafter set forth (including Article
III), to continue to extend such Commitments and make such A Advances to the Borrowers; and

     WHEREAS, the Borrowers may from time to time request B Advances pursuant to the terms and conditions and in the amounts set forth herein, and one or more Banks may (but are not obligated to) make such B Advances;

     NOW, THEREFORE, the parties hereto have agreed to amend and restate the Existing Credit Agreement and the Existing Credit Agreement is hereby amended and restated as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "A Advance" means an advance by a Bank to a Borrower as part of an A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of A Advance.

          "A Borrowing" means a borrowing consisting of simultaneous A Advances of the same Type to the same Borrower made by each of the Banks pursuant to
     Section 2.01.

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          "A Note" means a promissory note of a Borrower payable to the order of any Bank, in substantially the form of Exhibit A-1 hereto (as such note may be amended, endorsed or otherwise modified from time to time), delivered at the request of such Bank pursuant to Section 2.09 or 8.06, together with any other note accepted from time to time in substitution or replacement therefor.

          "Acceptable Security Interest" in any property shall mean a Lien granted pursuant to a Credit Document (a) which exists in favor of the Collateral Trustee for the benefit of itself and other parties, as more fully described in the Collateral Trust Agreement, (b) which is superior to all other Liens, except Permitted Liens, (c) which secures the "Secured Obligations" (as defined in the Security Agreement), and (d) which is perfected and is enforceable by the Collateral Trustee for the benefit of itself and other parties, as more fully described in the Collateral Trust Agreement, against all other Persons in preference to any rights of any such other Person therein (other than Permitted Liens); provided that such Lien may be subject to the Agreed Exceptions.

          "Advance" means an A Advance or a B Advance.

          "Agent" means CUSA in its capacity as agent pursuant to Article VII hereof and any successor Agent pursuant to Section 7.06.

          "Agreed Exceptions" means exceptions to title to be set forth in the "Mortgage" (as defined in the L/C Agreement) that are customary in similar mortgages, do not materially detract from the value of the assets covered thereby, do not secure Debt and arise in the ordinary course of business.

          "Agreement" means this Credit Agreement, dated as of October 31, 2002, among the Borrowers, the Agent and the Banks, as amended, amended and restated, extended, supplemented, restated or modified from time to time.

          "American Soda" means American Soda, L.L.P., a Colorado limited liability partnership.

          "Applicable Commitment Fee Rate" means the rate per annum set forth on
     Schedule XI under the heading "Applicable Commitment Fee Rate" for the relevant Rating Category applicable to TWC from time to time. The Applicable Commitment Fee Rate shall change when and as the relevant Rating Category applicable to TWC changes.

          "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Bank notified by such Bank to the Agent as its Applicable Lending Office with respect to such B Advance.

          "Applicable Margin" means as to any Eurodollar Rate Advance or Base Rate Advance to any Borrower, the rate per annum set forth in the applicable table on Schedule XI under the heading "Applicable Margin" for the relevant Rating Category


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     applicable to TWC. The Applicable Margin determined pursuant to this definition for any Eurodollar Rate Advance or Base Rate Advance, as applicable, shall change when and as the relevant Rating Category applicable to TWC changes.

          "Arctic Fox" has the meaning specified in the definition of "Arctic Fox Capital Contribution".

          "Arctic Fox Capital Contribution" means the transfer of the Equity Interests of Williams Energy (Canada), Inc. from Williams GmbH, in the form of a dividend, up through certain other Subsidiaries, to TWC, and by TWC in the form of a capital contribution to Arctic Fox Assets, L.L.C. ("Arctic Fox") as required by, and in accordance with, Amendment No. 3 to Certain Operative Documents and Consents dated as of October 31, 2002, among, inter alia, TWC and Arctic Fox.

          "Arranger" means Salomon Smith Barney Inc.

          "Asset" or "property" (in each case, whether or not capitalized) means any right, title or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

          "Attributable Obligation" of any Person means, with respect to any Sale and Lease-Back Transaction of such Person as of any particular time, the present value at such time discounted at the rate of interest implicit in the terms of the lease of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of such Person, be extended).

          "B Advance" means an advance by a Bank to a Borrower as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.16.

          "B Borrowing" means a borrowing consisting of simultaneous B Advances to the same Borrower from each of the Banks whose offer to make one or more B Advances as part of such borrowing has been accepted by such Borrower under the auction bidding procedure described in Section 2.16.

          "B Note" means a promissory note of a Borrower payable to the order of any Bank, in substantially the form of Exhibit A-2 hereto, delivered at the request of such Bank pursuant to Section 2.09, 2.16 or 8.06.

          "B Reduction" has the meaning specified in Section 2.01.

          "Banks" means the lenders listed on the signature pages hereof and each other Person that becomes a Bank pursuant to the last sentence of
     Section 8.06(a).

          "Barrett" means, collectively, RMT and its Subsidiaries.

          "Barrett Loan" means the loans made pursuant to the Barrett Loan Agreement.


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          "Barrett Loan Agreement" means the Credit Agreement, dated as of July
     31, 2002, among TWC, RMT LLC, RMT, the Lenders party thereto from time to time, Lehman Brothers Inc., as Arranger, and Lehman Commercial Paper Inc., as Syndication Agent and as Administrative Agent and the Loan Documents (as defined therein).

          "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

          (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate; or

          (b) 1/2 of one percent per annum above the Federal Funds Rate in effect from time to time.

          "Base Rate Advance" means an A Advance which bears interest as provided Section 2.06(a).

          "Bio-Energy" means Williams Bio-Energy, L.L.C, Williams Ethanol Services, Inc., and Nebraska Energy, L.L.C.

          "Borrowers" means TWC, NWP, TGPL and TGT.

          "Borrowing" means an A Borrowing or a B Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances or relates to any B Advance as to which the related Notice of B Borrowing is delivered pursuant to clause (B) of Section 2.16(a)(i), on which dealings are carried on in the London interbank market.

          "Business Entity" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company trust, unincorporated association, joint venture or other entity.

          "California Proceedings" means the proceedings with or in the State of California, as described in more detail on the Form 10-Q for the quarterly period ended June 30, 2002, filed by the Borrower with the Securities and Exchange Commission on August 14, 2002.

          "Capital Lease" means a lease that in accordance with generally acceptable accounting principles must be reflected on a company's balance sheet as an asset and corresponding liability.

          "Cardinal Pipeline System" means that intrastate natural gas pipeline system doing business under that name located in the State of North Carolina, in which TWC indirectly owned a 45% interest on July 31, 2002.


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          "Cash Collateralize" has the meaning specified in Section 1.1 of the
     L/C Agreement.

          "Cash Equivalents" means any of the following, to the extent owned by a Borrower or any of its Subsidiaries free and clear of all Liens other than Permitted Liens and having a maturity of not greater than 270 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Bank or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (c) commercial paper in an aggregate amount of no more than $500,000,000, per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "Cash Flow" means, for any period, the Consolidated cash flow from operations of a Borrower and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided that in determining such Consolidated cash flow from operations, there shall be excluded therefrom (to the extent otherwise included therein) (a) any positive cash flow from operations of any Person (including Project Financing Subsidiaries) subject to any restriction prohibiting the distribution of cash to such Borrower or any of its Consolidated Subsidiaries, except and then only to the extent of the amount thereof that such Borrower or any of its Consolidated Subsidiaries actually receives or has the right to receive (within the limits of such restrictions) during such period, (b) proceeds resulting from the sale, transfer or other disposition of any property by such Borrower or its Consolidated Subsidiaries (other than sales, transfers and other dispositions in the ordinary course of business), (c) all other extraordinary items, (d) any item constituting the cumulative effect of a change in accounting principles, prior to applicable income taxes, (e) repayment of the WCG Synthetic Lease and (f) for the third Fiscal Quarter of 2002 only, margin and capital or adequate assurances relating to its refining and marketing and EMT.

          "Cash Holdings" of any Person means the total investment of such Person at the time of determination in:

          (a) demand deposits and time deposits maturing within one year with a Bank (or other commercial banking institution of the stature referred to in clause (d)(i));

          (b) any note or other evidence of indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or by a government of another country which carries a long-term rating of Aaa by Moody's or AAA by S&P;


                                       5
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          (c) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an affiliate of a Borrower) rated
          (x) A-1 by S&P, P-1 by Moody's or F-1 by Fitch or (y) lower than set forth in clause (x) above, provided that the value of all such commercial paper shall not exceed 10% of the total value of all commercial paper comprising "Cash Holdings," or

               (ii) any Bank (or its holding company) with a rating on its long-term unsecured debt of at least AA from S&P or Aa from Moody's;

          (d) any certificate of deposit or bankers acceptance, maturing not more than three years after such time, which is issued by either

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $1,000,000,000, or

               (ii) any Bank with a rating on its long-term unsecured debt of at least AA by S&P or Aa by Moody's;

          (e) notes or other evidences of indebtedness, maturing not more than three years after such time, issued by

               (i) a corporation (other than an affiliate of a Borrower) rated AA by S&P or Aa by Moody's, or

               (ii) any Bank (or its holding company) with a rating on its long-term unsecured debt of at least AA by S&P or Aa by Moody's;

          (f) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (d)(i)) which

               (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (d), and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder; and

          (g) money market preferred instruments by participation in a Dutch auction (or the equivalent) where the investment is rated no lower than Aa by Moody's or AA by S&P.

          "Castle" means Castle Associates, L.P., a Delaware partnership.


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          "Castle Partnership Agreement" means the Amended and Restated
     Agreement of Limited Partnership of Castle Associates L.P., dated as of December 23, 1998, by and among Garrison, L.L.C., a Delaware limited liability company, Laughton, L.L.C., a Delaware limited liability company, and Colchester LLC, a Delaware limited liability company, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "Castle Transaction" means the purchase by TWC of the limited partnership interest in Castle held by Colchester LLC, a Delaware limited liability company.

          "Chase" means JPMorgan Chase Bank.

          "Citibank" means Citibank, N.A.

          "Code" means, as appropriate, the Internal Revenue Code of 1986, as amended, or any successor federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

          "Collateral" means all personal and real property comprising the Midstream Assets of TWC, each Guarantor and each of the Midstream Subsidiaries (but excluding agreements that make up the Trading Book to the extent relating to contracts to which EMT is a party) whether now owned or hereafter acquired and all other property subject to a Lien for the benefit of the Banks in accordance with the terms of any Credit Document; provided that no real or personal property of RMT LLC or its Subsidiaries (including without limitation the RMT Equity Interests) or real or personal property of WGPC shall be included as "Collateral"; provided with respect to oil of Williams Alaska Petroleum, Inc. ("WAPI") that is transported through the Trans-Alaska Pipeline System, the security interest in such oil shall attach only at the time such oil is delivered to WAPI through the Trans-Alaska Pipeline System at the outlet flange measuring device located at North Pole, Alaska.

          "Collateral Account" means a deposit account of TWC which meets each of the following requirements: (i) with a commercial banking institution that is a member of the Federal Reserve System, has its short-term deposits rated A- or higher by Moody's or S&P and has a combined capital, surplus and undivided profits of not less than $1,000,000,000, (ii) over which TWC has no control, (iii) in which an Acceptable Security Interest exists, (iv) as to which (if not held with the Collateral Agent) TWC has complied with Sections 3.1 and 3.6 of the Security Agreement, and (v) deposits in which, if invested, may be invested only in those investments permitted under Sections 5.02(e) and (o).

          "Collateral Agent" means CUSA in its capacity as "Collateral Agent" pursuant to the L/C Collateral Documents and Article VIII of the L/C Agreement, and any successor in such capacity pursuant to Section 8.14 of the L/C Agreement.

          "Collateral Trust Agreement" means that certain Collateral Trust Agreement dated as of July 31, 2002 by and among the TWC, several of its Subsidiaries and the Collateral Trustee, which Collateral Trust Agreement provides for certain Collateral to be held by such Collateral Trustee for the benefit of the Banks and agents under this Agreement, the lenders, Issuing Banks and agents under the L/C Agreement and the holders of certain public debt of TWC issued pursuant to that certain (i) Indenture between MAPCO Inc., as Issuer, and Bankers Trust Company, as Trustee dated March 31, 1990 and (ii) Indenture between Transco Energy Company, as Issuer, and Bankers Trust Company, as Trustee dated May 1, 1990.

          "Collateral Trustee" means Citibank in its capacity as "Collateral Trustee" pursuant to the Collateral Trust Agreement and its successors or assigns appointed pursuant to Article 5 of the Collateral Trust Agreement.

          "Commerzbank" means Commerzbank AG.

          "Commitment" of any Bank to any Borrower means at any time the amount set opposite or deemed (pursuant to clause (vii) of the last sentence of Section 8.06(a) and as reflected in the relevant Transfer Agreement referred to in such sentence) to be set opposite such Bank's name for such Borrower on Schedule X as such amount may be terminated, reduced or increased, pursuant to Section 2.04, Section 2.17, Section 6.01 or Section 8.06(a); provided that, at no time shall the amount of the Commitment of a Bank to any of NWP, TGPL or TGT exceed the amount of the Commitment of such Bank to TWC at such time.

          "Consolidated" refers to the consolidation of the accounts of any Person and its consolidated subsidiaries in accordance with generally accepted accounting principles.

          "Consolidated Net Worth" of any Person means the Net Worth of such Person and its Consolidated Subsidiaries on a Consolidated basis plus, in the case of TWC, the Designated Minority Interests to the extent not otherwise included; provided that in no event shall the value ascribed to Designated Minority Interests for the Consolidated Subsidiaries of TWC described in clauses (i) through (v), (vii) and (viii) of the definition of "Designated Minority Interests" below exceed $136,892,000 in the aggregate for the purposes of this definition. As used in this definition, "Designated Minority Interests" means, as of any date of determination, the total value, determined in accordance with generally accepted accounting principles, of the minority interests of Persons other than the Borrower and Consolidated Subsidiaries of the Borrower in the following Subsidiaries of the Borrower: (i) El Furrial, (ii) PIGAP II, (iii) Nebraska Energy, (iv) Seminole, (v) American Soda, (vi) the Midstream Asset MLP, (vii) Apco Argentina, Inc. and (viii) other Subsidiaries with a value not to exceed in the aggregate $9,000,000 for such other Subsidiaries not referred to in items (i) through (vii); provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests".

          "Consolidated Subsidiaries" of any Person means all other Persons the financial statements of which are consolidated with those of such Person in accordance with generally accepted accounting principles. For the avoidance of doubt, as of the date of this Agreement, the MLP and its Subsidiaries shall be "Consolidated Subsidiaries" of TWC.

          "Consolidated Tangible Net Worth" of any Person means the Tangible Net Worth of such Person and its Consolidated Subsidiaries on a Consolidated basis.

          "Consolidating" refers to, with respect to the balance sheets and statements of income and cash flows required by Sections 4.01(e), 5.01(b)(ii) and 5.01(b)(iii), the consolidation of the accounts of TWC and its subsidiaries in accordance with the following format: (i) the WCG Subsidiaries, (ii) TWC and its subsidiaries (which term does not include the WCG Subsidiaries), (iii) consolidation adjustments, and (iv) Consolidated financial statements of TWC and each of its subsidiaries, including the WCG Subsidiaries.

          "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Convert," "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.02, Section 2.19 or Section 2.20.

          "Co-Syndication Agent" means either of Chase or Commerzbank, together with the successor and assigns of each in such capacity.

          "Credit Documents" means this Agreement, the L/C Agreement, the L/C Collateral Documents, the Letter of Credit Documents, each Letter of Credit, all documents, instruments, agreements, certificates and notices at any time executed and/or delivered to the Agent, the Collateral Trustee, the Surety Administrative Agent, any Issuing Bank, or any Bank in connection therewith.

          "Credit Lyonnais" means Credit Lyonnais New York Branch.

          "CUSA" means Citicorp USA, Inc.

          "Debt" means, in the case of any Person, the principal or equivalent amount (without duplication) of (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of business), (iv) obligations of such Person as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as capital leases, (v) payments necessary to exercise a purchase option with respect to the property used by such Person and encumbered by a Synthetic Lease with such Person as lessee, excluding any portion of such amount representing accrued interest, transfer taxes or other ancillary items, (vi) obligations of such Person under any Financing Transaction,
     (vii) indebtedness incurred after July 31, 2002 of the Subsidiaries of such Person, and indebtedness incurred after the date of this Agreement of any other entity that has been created or utilized, directly or indirectly, for financing purposes of such Person or any of its Subsidiaries, (viii) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) of this definition,
     (ix) indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) of this definition secured by any Lien on or in respect of any property of such Person and (x) any Attributable Obligations of such Person; provided, however, that Debt shall not include (v) any obligations of TWC or its Subsidiaries in respect of the WCG Note Trust Bonds; (w) any obligations of TWC in respect of the FELINE PACS; (x) Non-Recourse Debt; (y) Performance Guaranties, (z) monetary obligations or guaranties of monetary obligations of Persons as lessee under leases (other than, to the extent provided herein above, Synthetic Leases) that are, in accordance with generally accepted accounting principles, recorded as operating leases and (aa) guarantees by such Person of obligations of others which are not obligations described in clauses (i) through (x) of this definition, and provided further that where any such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any Subsidiary of such Person, the amount thereof for the purpose of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof and can reasonably be expected to perform its or their obligations thereunder. For the avoidance of doubt, "Debt" shall not include the Letters of Credit.

          "Deepwater Assets" shall have the meaning given such term in Item 8 of
     Schedule VII hereto.

          "Deepwater JV" means any Person to whom any Deepwater Assets have been transferred in connection with the formation of such Person and in which TWC or any of its Subsidiaries has retained an Equity Interest.

          "Deepwater Transactions" means, collectively, the transactions consummated in connection with (i) that certain Second Amended and Restated Participation Agreement dated January 28, 2002 by and among Williams Field Services - Gulf Coast Company, L.P., as Lessee, Williams Field Services Company, as Construction Agent, TWC, as Guarantor, Wells Fargo Bank Northwest, National Association, (fka First Security Bank, National Association), as Certificate Trustee, Wells Fargo Bank Nevada, N.A., (successor to First Security Trust Company of Nevada), as Collateral Agent, the Certificate Holders, Hatteras Funding Corporation, as CP Lender, the Facility Lenders, Bank of America, National Association, as Administrative Agent and Administrator, Banc Of America Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent and/or (ii) that certain Second Amended and Restated Participation Agreement dated January 28, 2002 by and among Williams Oil Gathering, L.L.C., as Lessee, Williams Field Services Company, as Construction Agent, TWC, as Guarantor, Wells Fargo Bank Northwest, National Association, (fka First Security Bank, National Association), as Certificate Trustee, Wells

     Fargo Bank Nevada, N.A., (successor to First Security Trust Company of Nevada), as Collateral Agent, the Certificate Holders, Hatteras Funding Corporation, as CP Lender, the Facility Lenders, Bank of America, National Association, as Administrative Agent and Administrator, Banc Of America Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent.



          "Designated Midstream Subsidiaries" means Nebraska Energy; Rio Grande Pipeline Company; Baton Rouge Fractionators, L.L.C; Williams Lynxs Alaska CargoPort, L.L.C.; Tri-States NGL Pipeline, L.L.C.; WILPRISE Pipeline Company, L.L.C.; Williams Alaska Air Cargo Properties, L.L.C.; WilJet, L.L.C.; Longhorn Partners GP, L.L.C.; Longhorn Partners Pipeline, L.P.; Mapletree, LLC; E-Birchtree, LLC; E-Oaktree, LLC; and NewGP.

          "Designated Minority Interests" has the meaning specified in the definition of "Consolidated Net Worth".

          "Designating Bank" has the meaning specified in Section 8.06(d).

          "Documentation Agent" means Credit Lyonnais, together with its successors and assigns in such capacity.

          "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or pursuant to Section 8.06(a), or such other office of such Bank as such Bank may from time to time specify to the Borrowers and the Agent.

          "EDGAR" means "Electronic Data Gathering, Analysis and Retrieval" system, a database maintained by the Securities and Exchange Commission containing electronic filings of issuers of certain securities.

          "El Furrial" means WilPro Energy Services (El Furrial) Limited, a Cayman Islands corporation.

          "EMT" means Williams Energy Marketing & Trading Company.

          "Environment" shall have the meaning set forth in 42 U.S.C. ss. 9601(8) or any successor statute and "Environmental" shall mean pertaining or relating to the Environment.

          "Environmental Permits" mean any and all material permits, licenses, registrations, exemptions and any other authorization required under any Environmental Protection Statutes.

          "Environmental Protection Statute" shall mean any United States local, state or federal, or any foreign, law, statute, regulation, order, consent decree or other agreement or Governmental Requirement arising from or in connection with or relating to the protection or regulation of the Environment, including, without limitation, those laws, statutes, regulations, orders, decrees, agreements and other Governmental Requirements relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located.

          "Equity Interests" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity or other equity interest or investment of whatever nature.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder from time to time.

          "ERISA Affiliate" of any Borrower means any trade or business (whether or not incorporated) which is a member of a group of which such Borrower is a member and which is under common control within the meaning of Section 414 of the Code and the regulations promulgated thereunder.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or pursuant to Section 8.06(a) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrowers and the Agent.

          "Eurodollar Rate" means, for any Eurodollar Rate Advance comprising part of the same A Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Advance comprising part of the same A Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

          "Eurodollar Rate Advance" means an A Advance that bears interest as provided in Section 2.06(b).

          "Eurodollar Rate Reserve Percentage" of any Bank for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01. For purposes of clause (iv) of the definition herein of "Interest Period",
     Section 2.19 and Section 6.01, an Event of Default exists as to a particular Borrower if such Event of Default exists wholly or in part as a result of any event, condition, action, inaction, representation or other matter of, by or otherwise directly or indirectly pertaining to such Borrower or any Subsidiary of such Borrower. Without limiting the foregoing and for purposes of further clarification, it is agreed that inasmuch as each of TGPL, NWP and TGT is a Subsidiary of TWC, any Event of Default that exists as to any of TGPL, NWP or TGT also exists as to TWC.

          "Excess Amount" has the meaning specified in Section 2.04(c).

          "Excluded Collateral" means (i) all property owned by RMT LLC or its Subsidiaries (including without limitation the RMT Equity Interests), WGPC and the Designated Midstream Subsidiaries, (ii) subject to Section 5.01(f), all personal and real property owned by the Restricted Midstream Subsidiaries, (iii) the Excluded Equity Interests, (iv) except to the extent currently subject to an Acceptable Security Interest, the Refineries (subject to the requirements set forth in Section 5.01(e)), (v) the Mapco Office Building, (vi) the agreements that make up the Trading Book but only to the extent relating to contracts to which EMT is a party and (vii) any property of Williams Field Services Company to the extent such property constitutes Leased Property (as such term is defined on even date herewith in the Deepwater Transactions).

          "Excluded Equity Interests" means (i) the Equity Interests in each of the Designated Midstream Subsidiaries (other than the Equity Interests of NewGP held by Williams Energy Services, LLC and Williams Natural Gas Liquids, Inc.); provided, however, as to each Designated Midstream Subsidiary, at such time as TWC or any of its Subsidiaries obtain the consents provided for in Paragraph 13 of Schedule XIII the Equity Interest of such Designated Midstream Subsidiary shall cease to be an "Excluded Equity Interest" and (ii) subject to Section 5.01(f), the Equity Interest in each of the Restricted Midstream Subsidiaries.

          "Existing Credit Agreement" has the meaning specified in the preliminary statements of this Agreement.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

          "FELINE PACS" means those certain units, as described in TWC's prospectus supplement dated January 7, 2002, issued by TWC in January, 2002 in an aggregate face amount of $1,100,000,000.

          "Financing Transaction" means, with respect to any Person, any individual or group of related Persons (i) prepaid forward sales of oil, gas, minerals or other assets by such Person, (ii) interest rate, currency, commodity or other swaps, collars, caps, options or other derivatives or
     (iii) sales or transfers of assets, the primary effect of which or an important purpose of which is to receive money or credit in advance coupled with an obligation to repay or perform in the future to effect repayment thereof, including any contract monetization or production payment. Notwithstanding the foregoing, the following transactions, if entered into in the ordinary course of business by any Borrower or any of its affiliates and otherwise permitted hereunder, shall be deemed not to be Financing
     Transactions: (a) sales or exchanges of property fully delivered within 90 days of receipt of the first payment by a counterparty therefor, (b) interest rate, currency, commodity or other swaps, collars, caps, options or other derivatives (including prepayment of forward sales of property to a counterparty of any Borrower or any of its affiliates to hedge against risks in the ordinary course of business, provided that the forward delivery obligation with respect to the property sold must be fully performed within 120 days), and (c) "riskless" forward sales or exchanges of property whereby a third party guarantees the performance obligations of any Borrower or any of its affiliates to deliver such property without subrogation or other recourse against any Borrower or any of its affiliates by any party to the transaction. The term "contract monetization" as used in this definition means the acceleration of cash flows a contract party expects to receive from such contract pursuant to which the contract party retains a significant ongoing obligation to perform, but shall in any event exclude transactions commonly referred to as securitizations. The term "production payment" as used in this definition means a limited-term non-cost bearing right to receive produced hydrocarbons or the proceeds therefrom satisfiable in cash or in kind up to an aggregate defined amount of cash and/or hydrocarbons.

          "Fiscal Quarter" means any quarter of a Fiscal Year.

          "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2002 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

          "Fitch" means Fitch, Inc.

          "Governmental Authority" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Governmental Requirements" means all judgments, orders, writs, injunctions, decrees, awards, laws, ordinances, statutes, regulations, rules, franchises, permits, certificates, licenses, authorizations and the like and any other requirements of any government or any commission, board, court, agency, instrumentality or political subdivision thereof.

          "Guaranties" means, collectively the LLC Guaranty, the Midstream Guaranty and the Holdings Guaranty.

          "Guarantor" and "Guarantors" means, individually and collectively, as applicable, RMT LLC, WGPC, EMT and each of the Midstream Subsidiaries.

          "Hazardous Substance" shall have the meaning set forth in 42 U.S.C. ss. 9601(14) and shall also include each other substance considered to be a hazardous substance under any Environmental Protection Statute.

          "Hazardous Waste" shall have the meaning set forth in 42 U.S.C. ss. 6903(5) and shall also include each other substance considered to be a hazardous waste under any Environmental Protection Statute (including, without limitation, 40 C.F.R. ss. 261.3).

          "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging obligations.

          "Holdings Guaranty" means that certain guaranty executed by RMT LLC in substantially the form of Exhibit K hereto as amended, supplemented or modified from time to time.

          "Hydrocarbons" (whether or not capitalized) means oil, gas, casinghead gas, condensate, distillate, and liquid hydrocarbons.

          "Insufficiency" means, with respect to any Plan, the amount, if any, by which the present value of the vested benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits.

          "Interest Expense" means, for any period, the gross interest expense (determined in accordance with generally accepted accounting principles) of a Borrower and its Consolidated Subsidiaries accrued for such period, including that attributable to the capitalized amount of obligations owing under Capital Leases, all debt discount amortized in such period and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, net of interest income (determined in accordance with generally accepted accounting principles) of a Borrower and its Consolidated Subsidiaries, but excluding such interest expense, debt discount, commissions, discounts and other fees and charges and interest income to the extent attributable to the Non-Recourse Debt of Project Financing Subsidiaries; provided that, interest expense incurred in connection with the WCG Note Trust Bonds shall be excluded from this definition.

          "Interest Period" means, for each Eurodollar Rate Advance to a Borrower comprising part of the same A Borrowing, the period commencing on the date of such A Advance or the date of the Conversion of any Base Rate Advance into a Eurodollar Rate Advance and ending on the last day of the period selected by such Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each Interest Period shall be one, two, three or six months, in each case as such Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select (it being agreed that selection of a subsequent Interest Period for an outstanding Eurodollar Rate Advance does not require that a Notice of A Borrowing be given, inasmuch as no Advance is being requested or made as a result of such selection); provided, however, that:

               (i) Interest Periods commencing on the same date for A Advances comprising part of the same A Borrowing shall be of the same duration;

               (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

               (iii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

               (iv) no Borrower may select any Interest Period that ends after the Termination Date, and no Borrower may select any Interest Period if any Event of Default exists as to such Borrower.

          "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (viii) or (ix) of the definition of "Debt" in respect of such Person.

          "Issuing Banks" means Citibank and Bank of America N.A. in their capacity as issuers of Letters of Credit.

          "L/C Agreement" means that certain Amended and Restated Credit Agreement dated as of October 31, 2002 among TWC as "Borrower," the "Agent," "Collateral Agent," "Syndication Agent," "Issuing Banks," the "Arranger," and those certain financial institutions party thereto as "Banks" (as the same may from time to time be further amended, supplemented, restated or otherwise modified.

          "L/C Collateral Documents" means the "Security Documents" as defined in the L/C Agreement.

          "L/C Facility" means the letter of credit facility under the L/C Agreement.

          "Legacy L/Cs" means those outstanding letters of credit as of July 31, 2002 as set forth on Schedule XII, to the extent such letters of credit have not been fully cash collateralized.

          "Letter of Credit Commitment" has the meaning specified in Section 1.1 of the L/C Agreement.

          "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

          "Letters of Credit" has the meaning specified in Section 1.1 of the L/C Agreement.

          "Lien" means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance or other analogous type of preferential arrangement to secure or provide for the payment of any Debt, trade payable, obligation or other liability of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement).

          "LLC Guaranty" means that certain guaranty executed by WGPC in substantially the form of Exhibit H hereto, as amended, supplemented or modified from time to time.

          "Major Subsidiary" means any Subsidiary of a Borrower with assets having a book value of $1,000,000,000 or more.

          "Majority Banks" means at any time Banks having more than 50% of the then aggregate unpaid principal amount of the A Advances outstanding to Banks, or, if no such principal amount is then outstanding, Banks having more than 50% of the principal amount of the Commitments or, if no such principal amount is then outstanding and all Commitments have terminated, Banks having more than 50% of the then aggregate unpaid principal amount of the B Advances outstanding to Banks (provided that, for purposes of this definition and Sections 2.17, 6.01 and 7.01, neither any Borrower nor any Subsidiary or Related Party of any Borrower, if a Bank, shall be included in (i) the Banks to which A Advances or B Advances are owed or (ii) determining the aggregate unpaid principal amount of the A Advances or the B Advances or the amount of the Commitments). For purposes hereof, Advances made by an SPC shall be considered Advances of its Designating Bank.

          "Mapco Office Building" means the real property, improvements and related office equipment located at 1801 South Baltimore Avenue, Tulsa, Oklahoma.

          "MAPL" means Mid-America Pipeline Company, LLC, a Delaware limited liability company.

          "MAPL Asset Disposition" means the sale, transfer or other distribution of the Equity Interests in or Assets of MAPL and Mapletree, LLC.

          "Material Subsidiary" means (i) each Major Subsidiary and each other Subsidiary of a Borrower (other than a Project Financing Subsidiary) that itself (on an unconsolidated, stand alone basis) owns in excess of 5% of the book value of the Consolidated assets of a Borrower and its Consolidated Subsidiaries, (ii) each of TGPL, TGT and NWP and (iii) each Subsidiary that owns any direct or indirect interest in TGPL, TGT and NWP.

          "Midstream Asset MLP" means one or more master limited partnerships included in the Consolidated financial statements of TWC to which TWC has transferred or shall transfer certain assets relating to the Midstream Business as well as certain marine and inland terminals and related pipeline systems, including MLP.

          "Midstream Assets" means all assets now owned or hereafter acquired by TWC or any of its Subsidiaries, which are either individually, or in conjunction with other Midstream Assets, necessary for the conduct of the Midstream Business by TWC and its Subsidiaries, including the Refineries in Alaska and Tennessee, except that "Midstream Assets" shall not include (a) the assets being part of either of the MAPL Asset Disposition or Seminole Asset Disposition, unless the MAPL Disposition or Seminole Asset Disposition, as applicable, shall not have occurred on or prior to the date that is 60 days from July 31, 2002 and (b) any Assets of NewGP, or its Subsidiaries.

          "Midstream Business" means the gathering, marketing, dehydrating, treating, processing, fractionating, refining, storing, selling and transporting of Hydrocarbons and Refined Hydrocarbons in the United States, and any business relating thereto; provided that "Midstream Business" shall not include (i) operations that are directly related to the exploration and production of Hydrocarbons, (ii) the interstate transportation and storage of natural gas and associated liquid hydrocarbons under the jurisdiction of the Natural Gas Act, and (iii) the transportation and storage of natural gas and associated liquid hydrocarbons through the Cardinal Pipeline System.

          "Midstream Guaranty" means that certain guaranty executed by those certain guarantors in substantially the form of Exhibit I hereto, as amended, supplemented or modified from time to time.

          "Midstream Subsidiaries" means each Subsidiary of TWC (excluding Williams Mobile Bay Producer Services, L.L.C., NewGP, and each of their Subsidiaries, if any) engaged either in whole or in part in the Midstream Business that either (1) owns, leases or has possession of Midstream Assets that have an aggregate fair market value of $1,000,000 or more, or (2) owns, leases or has possession of any Midstream Asset or right that is material to the ownership, leasing or operation of the Midstream Assets taken as a whole.

          "MLP" means Williams Energy Partners L.P., a Delaware limited partnership.

          "Moody's" means Moody's Investors Service, Inc or its successor.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate of any Borrower is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means an employee benefit plan as defined in
     Section 3(2) of ERISA, other than a Multiemployer Plan, subject to Title IV of ERISA to which any Borrower or any ERISA Affiliate of any Borrower, and one or more employers other than any Borrower or an ERISA Affiliate of any Borrower, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which any Borrower or any ERISA Affiliate of any Borrower made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

          "Natural Gas Act" shall mean the Natural Gas Act, 15 U.S.C.ss.717(a) -717(w).

          "Nebraska Energy" means Nebraska Energy, L.L.C., a Kansas limited liability company.

          "Net Cash Proceeds" means, with respect to any sale, transfer or other disposition of any asset or the sale or issuance of any equity interests (including, without limitation, any capital contribution) by any Person, the gross cash proceeds received (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when such cash is received) by or on behalf of such Person in connection with such transaction net of only
     (a) reasonable transaction costs, including customary and reasonable brokerage commissions, underwriting fees and discounts, legal fees, fees paid to accountants and financial advisors, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction, (c) the amount of any Debt by the terms of the agreement or instrument governing such Debt (including, without limitation, the Barrett Loan Agreement and the WECI Note), that is required to be repaid or cash collateralized in the case of letters of credit, upon such disposition, including any premium, make-whole or breakage amount related thereto, (d) payments of unassumed liabilities relating to the assets sold at the time of, or within 60 days after, the date of such sale; provided that such gross proceeds shall not include any portion of such gross cash proceeds which a Borrower determines in good faith should be reserved for post-closing adjustments (including indemnification payments, tax expenses and purchase price adjustments, to the extent the Person delivers to the Agent a certificate signed by an officer of such Person as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than 120 days following the date of the respective disposition; and provided further that such 120-day period shall be extended to the extent any amount of such proceeds is subject to a good faith dispute or claim), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by such Person shall constitute Net Cash Proceeds on such date received by such Person from such sale, lease, transfer or other disposition.

          "Net Debt" means for any Borrower, as of any date of determination, the excess of (x) the aggregate amount of all Debt of such Borrower and its Subsidiaries on a Consolidated basis, excluding Non-Recourse Debt, over (y) the sum of the Cash Holdings of such Borrower and its Subsidiaries on a Consolidated basis.

          "Net Worth" of any Person means, as of any date of determination, the excess of total assets of such Person plus all non-cash losses resulting from the write-down or disposition of the Trading Book over total liabilities of such Person, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles; provided, however, that for purposes of calculating Net Worth, total liabilities shall not include any obligations of the Borrower in respect of the FELINE PACS.

          "NewGP" means a Business Entity organized under Delaware law, which may be formed before, on or after the date hereof, and which (i) will be at the time of formation a Wholly-Owned Subsidiary of TWC, and (ii) will be formed for the sole purpose of acquiring certain Equity Interests in MLP currently held by Williams GP, LLC and acting as the general partner of MLP.

          "Non-Borrowing Subsidiary" of any Borrower means a Subsidiary of such Borrower which Subsidiary is not itself a Borrower. In the case of TWC, the term "Subsidiary" does not include any WCG Subsidiary.

          "Non-Recourse Debt" means (i) any Debt incurred by any Project Financing Subsidiary to finance the acquisition (other than the acquisition from a Borrower or any Subsidiary of such Borrower that is not a Project Financing Subsidiary), improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise to pay costs and expenses relating to or providing financing for, a project listed on Schedule IV or any new project commenced or acquired after July 31, 2002, which Debt does not provide for recourse against a Borrower or any Subsidiary of such Borrower (other than a Project Financing Subsidiary and such recourse as exists under a Performance Guaranty) or any property or asset of a Borrower or any Subsidiary of such Borrower (other than the Equity Interests in, or the property or assets of, a Project Financing Subsidiary) and (ii) any refinancing of such Debt that does not increase the outstanding principal amount thereof at the time of the refinancing or increase the property subject to any Lien securing such Debt or otherwise add additional security or support for such Debt.

          "Note" means an A Note or a B Note.

          "Notice of A Borrowing" has the meaning specified in Section 2.02(a).

          "Notice of B Borrowing" has the meaning specified in Section 2.16(a).

          "NWP" means Northwest Pipeline Corporation, a Delaware corporation.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Performance Guaranty" means any guaranty issued in connection with any Non-Recourse Debt that (i) if secured, is secured only by assets of, or Equity Interests in, a Project Financing Subsidiary, and (ii) guarantees to the provider of such Non-Recourse Debt or any other Person of the (a) performance of the improvement, installation, design, engineering, construction, acquisition, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Non-Recourse Debt, (b) completion of the minimum agreed equity contributions to the relevant Project Finance Subsidiary, or (c) performance by a Project Financing Subsidiary of obligations to Persons other than the provider of such Non-Recourse Debt.

          "Permitted Dispositions" means (a) the disposition of the assets or Persons set forth on Schedule VII or the assets currently owned by such Persons and (b) the TWC Asset Dispositions.

          "Permitted Liens" means Liens specifically described on Schedule VI.

          "Permitted Refinancing Debt" has the meaning assigned thereto on
     Schedule VI.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other Business Entity, or a government or any political subdivision or agency thereof.

          "PIGAP II" means WilPro Energy Services (PIGAP II) Limited, a Cayman Islands corporation.

          "Plan" means an employee pension benefit plan (other than a Multiemployer Plan) as defined in Section 3(2) of ERISA currently maintained by, or, in the event such plan has terminated, to which contributions have been made, or an obligation to make contributions has accrued, during any of the five plan years preceding the date of termination of such plan by, any Borrower or any ERISA Affiliate of any Borrower for employees of a Borrower or any such ERISA Affiliate and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

          "Pledge Agreement" means a Pledge Agreement executed by TWC and certain Guarantors in substantially the form of Exhibit J.

          "Plowshare Transaction" means the retirement of the Interests of the Class B Preferred Member in PPH (each as defined in the PPH Sponsor Agreement) held by Plowshare Investors LLC, a Delaware limited liability company, by PPH.

          "PPH Company Agreement" means the Amended and Restated Limited Liability Company Agreement of Piceance Production Holdings LLC, dated as of December 31, 2001, by and among Williams Production RMT Company, a Delaware corporation, Bison Royalty LLC, a Delaware limited liability company, Plowshare Investors LLC, a Delaware limited liability company, and Piceance Production Holdings LLC, a Delaware limited liability company.

          "PPH Sponsor Agreement" means the PPH Sponsor Agreement, dated as of December 31, 2001, by TWC in favor of Piceance Production Holdings LLC, Plowshare Investors LLC and the other indemnified parties named therein (as the same may from time to time be amended, modified or supplemented).

          "Prairie Wolf Facility" means the financing provided in connection with that certain $611,788,868 Joint Venture Sponsor Agreement dated as of December 28, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Sponsor Agreement"), among TWC, as Sponsor, and Williams Field Services Company, in favor of Prairie Wolf Investors, Arctic Fox Assets, L.L.C., Williams Energy (Canada), Inc. and the other Indemnified Persons (as defined in the Sponsor Agreement) listed therein.

          "Prairie Wolf Purchase Option Agreement" means the Purchase Option Agreement, dated as of December 28, 2000, among TWC, Prairie Wolf Investors, L.L.C., Citicorp North America, Inc., Ambac Private Holdings, L.L.C., Westboro Properties L.L.C., Stonehurst Capital L.L.C., BSCS XXXIX, Inc., Snow Goose Associates, L.L.C. and Arctic Fox Assets, L.L.C.

          "Prairie Wolf Transaction" means the purchase of the Investor Membership Interest (as defined in the Prairie Wolf Purchase Option Agreement) pursuant to the Prairie Wolf Purchase Option Agreement.

          "Progeny Facilities" means the financing facilities specifically described on Schedule XII attached hereto.

          "Project Financing Subsidiaries" means any non-material Subsidiary of any Borrower whose principal purpose is to incur Non-Recourse Debt and/or construct, lease, own or operate the assets financed thereby, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to (x) those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by Non-Recourse Debt, or (y) Equity Interests in, or Debt or other obligations of, one or more other such Subsidiaries or Business Entities, or (z) Debt or other obligations of any Borrower or its Subsidiaries or other Persons. For purposes of this definition, a "non-material Subsidiary" shall mean any Consolidated Subsidiary of any Borrower that is not the Borrower which, as of the date of the most recent Consolidated balance sheet of the Borrower delivered pursuant to Section 4.01(e) or 5.01, has total assets which account for less than five percent (5%) of the total Consolidated assets of such Borrower and its Consolidated Subsidiaries, as shown on such Consolidated balance sheet; provided that the aggregate assets of the non-material Subsidiaries shall not comprise more than ten percent (10%) of the total Consolidated assets of such Borrower and its Consolidated Subsidiaries, as shown on such Consolidated balance sheet.

          "Property" has the meaning set forth in the definition of "Assets".

          "Public Filings" means the Borrowers' (i) annual report on Form 10-K (in the case of TWC, its Form 10K/A) for the year ended December 31, 2001,
     (ii) quarterly report on Form 10-Q for the quarter ended March 31, 2002,
     (iii) quarterly report on Form 10-Q for the quarter ended June 30, 2002 and
     (iv) each other quarterly and annual and other reports filed from time to time.

          "Purchase Card Agreement" means that certain Purchase Card Agreement among TWC and CUSA dated January 29, 2002.

          "Rating Category" means, as to any Borrower, the relevant category applicable to such Borrower from time to time as set forth on Schedule XI, which is based on the ratings (or lack thereof) of such Borrower's senior unsecured long-term debt by S&P or Moody's. In the event there is a split between the ratings of any Borrower's senior unsecured long-term debt by S&P and Moody's, "Rating Category" shall be determined based on the lowest rating of such Borrower's senior unsecured long-term debt by S&P or Moody's.

          "Refined Hydrocarbons" means all products refined, separated, fractionated, settled, and dehydrated from Hydrocarbons and all products derived therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuels, drip gasoline, natural gasoline, helium, sulfur and all other minerals.

          "Refineries" means the equity interest in, and assets owned by, the Midstream Business of TWC which produces Refined Hydrocarbons and is owned collectively by the following subsidiaries: Williams Express, Inc., a Delaware corporation, Williams Alaska Pipeline Company, LLC, a Delaware limited liability company, Williams Alaska Petroleum, Inc., an Alaska corporation, Williams Alaska Air Cargo Properties, LLC, an Alaska limited liability company, Williams Lynxs Alaska CargoPort, LLC, an Alaska limited liability company, Williams Express, Inc., an Alaska corporation, Williams Petroleum Pipeline Systems, Inc., a Delaware corporation, Williams Refining & Marketing, LLC, a Delaware limited liability company, Williams Olefins, LLC, a Delaware limited liability company, Williams Olefins Feedstock Pipelines, LLC, a Delaware limited liability company, Williams Memphis Terminal, Inc., a Delaware corporation, Williams Generating Memphis, LLC, a Delaware limited liability company, EMT (only with respect to its interest in a gas turbine, electric generating facility in Memphis, Tennessee), and Memphis Generation, L.L.C., a Delaware limited liability company.

          "Related Party" of any Person means any corporation, partnership, joint venture or other entity of which more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, joint venture or other entity or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person or which owns at the time directly or indirectly more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such Person or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency); provided, however, that (i) neither TWC nor any Subsidiary of TWC shall be considered to be a Related Party of TWC or any Subsidiary of TWC and (ii) neither NewGP nor any Subsidiary of NewGP shall be considered to be a "Related Party" of NewGP or any Subsidiary of NewGP.

          "Restricted Midstream Subsidiaries" means Williams Mobile Bay Producer Services, L.L.C.; and Williams Field Services-Gulf Coast Company, L.P., Williams Oil Gathering L.L.C., Gulf Liquids Holdings, L.L.C. and Gulf Liquids New River Project, LLC.

          "RMT" means Williams Production RMT Company.

          "RMT Asset Disposition" means the sale, transfer, lease, distribution or other disposition of the RMT Equity Interests or the assets of RMT LLC, RMT or its Subsidiaries in accordance with the provisions of the Barrett Loan Agreement.

          "RMT Equity Interests" means the Equity Interests in RMT and/or each of its Subsidiaries.

          "RMT LLC" means Williams Production Holdings LLC.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

          "Sale Agreement" has the meaning specified in Section 5.01(e).

          "Sale and Lease-Back Transaction" of any Person means any arrangement entered into by such Person or any Subsidiary of such Person, directly or indirectly, whereby such Person or any Subsidiary of such Person shall sell or transfer any property, whether now owned or hereafter acquired to any other person (a "Transferee"), and whereby such Person or any Subsidiary of such Person shall then or thereafter rent or lease as lessee such property or any part thereof or rent or lease as lessee from such Transferee or any other Person other property which such Person or any Subsidiary of such Person intends to use for substantially the same purpose or purposes as the property sold or transferred.

          "Security Agreement" means a Security Agreement executed by the TWC and those certain guarantors party thereto in substantially the form of Exhibit G hereto.

          "Seminole" means Seminole Pipeline Company, a Delaware corporation.

          "Seminole Asset Disposition" means the sale, transfer or other distribution of all or substantially all of the Equity Interests in or assets of Seminole and E-Oaktree, LLC.

          "Soda Ash" means Williams Soda Products Company and American Soda, L.L.P.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SPC" has the meaning specified in Section 8.06(d).

          "Specified Escrow Arrangements" means (a) encumbrances arising under the Pledge and Assignment Agreement for the Purchase Card Agreement, dated as of January

     29, 2002, as amended, supplemented, amended and restated or otherwise modified from time to time, whereby TWC has requested the continued issuance of credit under the Purchase Card Agreement; and (b) cash deposits at one or more financial institutions for the purpose of funding any potential shortfall in the daily net cash position of TWC or any of its Subsidiaries.

          "SPV" is used as defined in the definition of "WCG Structured Financing."

          "Stated Termination Date" means July 25, 2005, or such later date, if any, as may be agreed to by the Borrowers and the Banks pursuant to Section 2.18.

          "Subject Subsidiaries" means all Subsidiaries of the Borrowers other than NewGP and its Subsidiaries.

          "Subordinated Debt" means any Debt of any Borrower which is effectively subordinated to the obligations of such Borrower hereunder and under the Notes, if any.

          "Subsidiary" of any Person means (i) any corporation, partnership, joint venture or other entity of which more than 50% of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, joint venture or other entity or others performing similar functions (irrespective of whether or not at the time Equity Interests of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person and (ii) any Person that is under the direct or indirect control of such Person, by voting rights, contract or otherwise, and in accordance with generally accepted accounting principles, is Consolidated with a Borrower in its Consolidated financial statements; provided that, for greater certainty, (x) MLP and its Subsidiaries (A) shall be considered Subsidiaries of NewGP, but (B) shall not otherwise be considered Subsidiaries or Guarantors of the Borrowers or their respective Subsidiaries and (y) NewGP shall be considered a Subsidiary of TWC.

          "Surety Administrative Agent" means Citibank, N.A., in its capacity as surety administrative agent under the terms of the Midstream Guaranty and its successors or assigns appointed pursuant to Section 7(e) of the Midstream Guaranty.

          "Synthetic Lease" means any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with generally accepted accounting principles and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which such Person is the lessor.

          "Tangible Net Worth" of any Person means, as of any date of determination, the excess of total assets of such Person over total liabilities of such Person, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles, excluding, however, from the determination of total assets (i) patents, patent applications, trademarks, copyrights and trade names, (ii) goodwill, organizational, experimental, research and development expense and other like intangibles, (iii) treasury stock, (iv) monies set apart and held in a sinking or other analogous fund established for the purchase, redemption or other retirement of capital stock or Subordinated Debt, and (v) unamortized debt discount and expense.

          "Termination Date" means the earlier of (i) the Stated Termination Date or (ii) the date of termination in whole of the Commitments pursuant to Section 2.04, 2.17 or 6.01.

          "Termination Event" means (i) a "reportable event," as such term is described in Section 4043(c) of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC or a "reportable event" as such term is described in Section 4043(c)(3) of ERISA) which might reasonably be expected to result in a termination of, or the appointment of a trustee to administer, a Plan, or which causes a Borrower, due to actions of the PBGC, to be required to contribute at least $75,000,000 in excess of the contributions which otherwise would have been made to fund a Plan based upon the contributions recommended by such Plan's actuary), or (ii) the withdrawal of any Borrower or any ERISA Affiliate of any Borrower from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by any Borrower or any ERISA Affiliate of any Borrower under Section 4064 of ERISA upon the termination of a Plan or Multiple Employer Plan, or (iii) the distribution of a notice of intent to terminate a Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v) any other event or condition which might reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

          "TGPL" means Transcontinental Gas Pipe Line Corporation, a Delaware corporation.

          "TGPL Bond Offering" means that certain $325,000,000, 8.875% Senior Notes due 2012 issued on July 3, 2002 by TGPL.

          "TGT" means Texas Gas Transmission Corporation, a Delaware corporation.

          "Trading Book" means all mark to market daily and forward traded transactions inclusive of structured portfolio transactions consisting primarily of tolling and full requirements transactions.

          "Transfer Agreement" has the meaning specified in Section 8.06.

          "TravelCenters" means Williams TravelCenters, Inc.

          "TWC" means The Williams Companies, Inc., a Delaware corporation.

          "TWC Asset Dispositions" means the sale by TWC or by any of its Subsidiaries of (a) WPC, (b) MAPL Asset Disposition, (c) Seminole Asset Disposition, (d) the Refineries, (e) Soda Ash, (f) TravelCenters, and (g) Bio-Energy.

          "TWC Asset Disposition Documents" means all material agreements relating to the TWC Asset Dispositions.

          "TWC Preferred Stock" means the shares of preferred stock of TWC which may be perpetual preferred stock or mandatorily convertible into shares of common stock of TWC.

          "Type" has the meaning set forth in the definition herein of A
     Advance.

          "UBOC Turbine Financing" means the transactions contemplated by (i) the Turbine Financing and Agency Agreement, dated as of April 16, 2002, between Union Bank of California, N.A., each of the other financial institutions party thereto as a Lender or Certificate Holder, WEMT Statutory Trust 2002 and EMT (the "TFA AGREEMENT") and (ii) the Operative Documents and the Lease (as such terms are defined in the TFA Agreement).

          "Unrated" means, as to any Borrower, that no senior unsecured long-term debt of such Borrower is rated by S&P and no senior unsecured long-term debt of such Borrower is rated by Moody's.

          "WCG" means Williams Communications Group, Inc., a Delaware corporation.

          "WCG Note" means that certain promissory note dated March 28, 2001 issued by WCG to WCG Note Trust, a Delaware business trust, in a principal amount of $1,500,000,000 with a maturity date of March 31, 2008.

          "WCG Note Trust Bonds" means those certain debt securities issued by WCG Note Trust and WCG Note Corp. on March 28, 2001.

          "WCG Refinancing Transaction" means any transaction or series of related transactions pursuant to which TWC or any Subsidiary of TWC becomes directly and primarily liable to the holders of the WCG Senior Notes for an aggregate amount not exceeding the outstanding principal amount of the WCG Senior Notes, together with all accrued and unpaid interest thereon, any fees, and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes, including, without limitation, by means of (i) any amendment to the transaction documents pursuant to which the WCG Senior Notes were issued, (ii) an exchange offer or tender offer for the WCG Senior Notes or the WCG Note in consideration for which TWC or any Subsidiary of TWC issues debt securities of TWC or any Subsidiary of TWC, (iii) any redemption or repurchase, in whole or in part, of the WCG Senior Notes by TWC or any Subsidiary of TWC, (iv) any exercise of the "Share Trust Release Option" as defined in the transaction documents pursuant to which the WCG Senior

     Notes were issued or (v) TWC or any Subsidiary of TWC making any payments in respect of the WCG Senior Notes or the WCG Note.

          "WCG Reimbursement Obligations" means any obligations of any WCG Subsidiary in favor of TWC, any Subsidiary of TWC or the WCG Senior Notes Issuer pursuant to which such WCG Subsidiary has agreed to pay TWC, any Subsidiary of TWC or the WCG Senior Notes Issuer an amount equal to or less than the total amount of the obligations incurred by TWC and/or its Subsidiaries in connection with the WCG Refinancing Transaction, including, without limitation, in respect of principal, interest, fees and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes.

          "WCG Senior Notes" means those certain 8.25% Senior Secured Notes due 2004 in an aggregate principal amount of $1,400,000,000 issued by the WCG Senior Notes Issuer.

          "WCG Senior Notes Issuer" means, collectively, WCG Note Trust, a Delaware business trust, and WCG Note Corp., Inc., a Delaware corporation.

          "WCG Structured Financing" means a certain series of related transactions in anticipation of the spin-off of WCG pursuant to which WCG or a WCG Subsidiary shall obtain loans or equity contributions, either directly from investors in the marketplace or through one or more special purpose vehicles (each, an "SPV"), which SPV or SPVs may be Subsidiaries of TWC. Principal of such loans and such equity contributions shall be in a cumulative amount after January 31, 2001 which does not exceed in the aggregate $1,500,000,000. TWC shall have a contingent obligation with respect to repayment of indebtedness or return on and of equity of the SPV (or SPVs) or WCG or a WCG Subsidiary in regard to such transaction, which contingent obligation shall terminate in each case no later than four (4) years after the effective date of such transaction and shall be satisfied only through the issuance of equity securities unless further sales of equity securities of TWC are not possible or will not result in additional proceeds.

          "WCG Synthetic Lease" means that certain Amended and Restated Lease between State Street Bank and Trust Company of Connecticut, National Association, as Lessor and Williams Communications, Inc., as Lessee, dated as of September 2, 1998, as amended, which has been terminated and was fully repaid on March 29, 2002.

          "WCGS Subsidiaries" means, collectively, WCG and any direct or indirect Subsidiary of WCG.

          "WCG Unwind Transaction" means a transaction in which (i) TWC's and/or its Subsidiaries' Sale Leaseback transactions dated as of September 13, 2001, with (x) WCG and its Subsidiary, Williams Technology Center, LLC ("WTC"), involving the Williams Technology Center, and (y) WCG and its Subsidiary, Williams Communications, LLC, involving corporate aircraft (collectively, the "WCG Sale Leaseback") are terminated, (ii) in exchange for such termination, TWC receives a promissory note or notes payable by the reorganized WCG, WTC and/or the other WCG Subsidiaries, individually or as co-makers, in an aggregate principal amount of $175,000,000 or less, and (iii) consideration from TWC and its Subsidiaries includes termination of the existing WCG Sale Leaseback and transfer of the Equity Interests in Williams Aircraft Leasing, LLC, but does not include any cash payment by TWC or any of its Subsidiaries to WCG or WTC.

          "WECI Note" means that certain promissory note, dated as of December 28, 2000, issued by Williams Energy (Canada), Inc. in favor of the Registered Holders (as defined therein), as amended by Prairie Wolf Investors, L.L.C. Amendment No. 1, dated as of August 29, 2001, by Amendment No. 2 to Certain Prairie Wolf Operative Documents, dated as of March 28, 2002, and by Amendment No. 3 to Certain Operative Documents and Consents, dated as of October 31, 2002.

          "WGPC" means Williams Gas Pipeline Company, LLC, a Delaware limited liability company.

          "Wholly-Owned Subsidiary" of any Person means any Subsidiary of such Person all of the capital stock and other equity interests of which is owned by such Person or any Wholly-Owned Subsidiary of such Person.

          "Withdrawal Liability" shall have the meaning given such term under
     Part I of Subtitle E of Title IV of ERISA.

          "WPC" means Williams Gas Pipeline Central, Inc., a Delaware corporation.

          "WPXE" means WPX Enterprises, Inc., a Delaware corporation.

          Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

          Section 1.03. Accounting Terms. All accounting terms not specifically defined shall be construed in accordance with general accounting principles, and each reference herein to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect, consistently applied.

          Section 1.04. Miscellaneous. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The term "including" shall mean "including, without limitation,". References to any document, instrument or agreement
     (a) shall include all exhibits, schedules and other attachments thereto,
     (b) shall include all documents, instruments or agreements issued or executed in replacement thereof and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time, so long as such amended, modified or supplemented document, instrument or agreement does not violate the terms of this Agreement.

     Section 1.05. Ratings. A rating, whether public or private, by S&P or Moody's shall be deemed to be in effect on the date of announcement or publication by S&P or Moody's, as the case may be, of such rating or, in the absence of such announcement or publication, on the effective date of such rating and will remain in effect until the announcement or publication of, or in the absence of such announcement or publication, the effective date of, any change in, or withdrawal or termination of, such rating. In the event the standards for any rating by Moody's or S&P are revised, or any such rating is designated differently (such as by changing letter designations to different letter designations or to numerical designations), the references herein to such rating shall be deemed to refer to the revised or redesignated rating for which the standards are closest to, but not lower than, the standards at the date hereof for the rating which has been revised or redesignated, all as determined by the Majority Banks in good faith. Long-term debt supported by a letter of credit, guaranty, insurance or other similar credit enhancement mechanism shall not be considered as senior unsecured long-term debt. If either Moody's or S&P has at any time more than one rating applicable to senior unsecured long-term debt of a Borrower, the lowest such rating shall be applicable for purposes hereof. For example, if Moody's rates some senior unsecured long-term debt of a Borrower Ba1 and other such debt of such Borrower Ba2, the senior unsecured long-term debt of such Borrower shall be deemed to be rated Ba2 by Moody's.

                                   Article II

                        AMOUNTS AND TERMS OF THE ADVANCES

     Section 2.01. The A Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to each Borrower from time to time on any Business Day during the period from July 31, 2002 until the Termination Date in an aggregate amount outstanding not to exceed at any time such Bank's Commitment to such Borrower, provided that the aggregate amount of the Commitments of the Banks to any Borrower shall, except for purposes of
Section 2.03(a), be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding to such Borrower and such deemed use of the aggregate amount of such Commitments shall be applied to the Banks ratably according to their respective Commitments to such Borrower (such deemed use of the aggregate amount of the Commitments of any Borrower being a "B Reduction"), and provided further that the aggregate amount of all A Advances to all Borrowers by any Bank shall not exceed at any time outstanding such Bank's Commitment to TWC (determined after giving effect to such Bank's ratable share of all B Reductions). Each A Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and shall consist of A Advances of the same Type made to the same Borrower on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment to a Borrower, such Borrower may borrow, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

     Section 2.02. Making the A Advances.

          (a) Each A Borrowing shall be made on notice, given not later than (1) in the case of a proposed Borrowing comprised of Eurodollar Rate Advances, 11:00 A.M. (New

     York City time) at least three Business Days prior to the date of the proposed Borrowing, and (2) in the case of a proposed Borrowing comprised of Base Rate Advances, 10:00 A.M. (New York City time) on the date of the proposed Borrowing, by the Borrower requesting such A Borrowing to the Agent, which shall give to each Bank prompt notice thereof by telecopy, telex or cable. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall be by telephone, confirmed immediately in writing, or by telecopy, telex or cable in substantially the form of Exhibit B-1 hereto, executed by the Borrower requesting such A Borrowing and specifying therein the requested (i) date of such A Borrowing (which shall be a Business Day),
     (ii) initial Type of A Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing, and (iv) in the case of an A Borrowing comprised of Eurodollar Rate Advances, initial Interest Period for each such A Advance. Each Bank shall, before 11:00 A.M. (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Agent at its New York address referred to in Section 8.02, in same day funds, such Bank's ratable portion of such A Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower requesting such A Borrowing at the Agent's aforesaid address.

          (b) Anything herein to the contrary notwithstanding:

               (i) at no time shall there be outstanding to any one Borrower more than ten A Borrowings comprised of Eurodollar Rate Advances;

               (ii) no Borrower may select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $10,000,000;

               (iii) if the Majority Banks shall notify the Agent that either
          (A) the Eurodollar Rate for any Interest Period for any Eurodollar Rate Advances will not adequately reflect the cost to such Banks of making or funding their respective Eurodollar Rate Advances for such Interest Period, or (B) that U.S. dollar deposits for the relevant amounts and Interest Period for their respective Advances are not available to them in the London interbank market, or it is otherwise impossible to have Eurodollar Rate Advances, the Agent shall forthwith so notify the Borrowers and the Banks, whereupon (I) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (II) the obligations of the Banks to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent, at the request of the Majority Banks, shall notify the Borrowers and the Banks that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(v), each Advance comprising any requested A Borrowing shall be a Base Rate Advance;

               (iv) if the Agent is unable to determine the Eurodollar Rate for Eurodollar Rate Advances, the obligation of the Banks to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrowers and the Banks that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(v), each Advance comprising any requested A Borrowing shall be a Base Rate Advance; and

               (v) if a Borrower has requested a proposed A Borrowing consisting of Eurodollar Rate Advances and as a result of circumstances referred to in Section 2.02(b)(iii) or (iv) such A Borrowing would not consist of Eurodollar Rate Advances, such Borrower may, by notice given not later than 3:00 P.M. (New York City time) at least one Business Day prior to the date such proposed A Borrowing would otherwise be made, cancel such A Borrowing, in which case such A Borrowing shall be cancelled and no Advances shall be made as a result of such requested A Borrowing, but such Borrower shall indemnify the Banks in connection with such cancellation as contemplated by Section 2.02(c).

          (c) Each Notice of A Borrowing shall be irrevocable and binding on the Borrowers, except as set forth in Section 2.02(b)(v). In the case of any A Borrowing requested by a Borrower which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances, such Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of A Borrowing for such A Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the A Advance to be made by such Bank as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to such Borrower and the Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense. If an A Borrowing requested by a Borrower which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances is not made as an A Borrowing comprised of Eurodollar Rate Advances as a result of Section 2.02(b), such Borrower shall indemnify each Bank against any loss (excluding loss of profits), cost or expense incurred by such Bank by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank prior to the time such Bank is actually aware that such A Borrowing will not be so made to fund the A Advance to be made by such Bank as part of such A Borrowing. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to such Borrower and the Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense.

          (d) Unless the Agent shall have received notice from a Bank prior to the date of any A Borrowing to a Borrower that such Bank will not make available to the Agent such Bank's ratable portion of such A Borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to such Borrower requesting such A Borrowing on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Agent, such Bank and such Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to A Advances comprising such A Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's A Advance as part of such A Borrowing for purposes of this Agreement.

          (e) The failure of any Bank to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the A Advance to be made by such other Bank on the date of any A Borrowing.

          Section 2.03. Fees.


          (a) Commitment Fee. TWC agrees to pay to the Agent for the account of each Bank a commitment fee on the average daily unused (for the purposes of this Section 2.03(a), A Advances made to any Borrower shall be considered to have been made to TWC, but B Advances to any Borrower shall not, for purposes of this Section 2.03(a), be considered to be usage of any Commitment) portion of such Bank's Commitment to TWC from July 31, 2002 until the Termination Date at a rate per annum from time to time equal to the Applicable Commitment Fee Rate from time to time, payable in arrears on the last day of each March, June, September and December during the term such Bank has any Commitment to any Borrower and on the Termination Date.

          (b) Agent's Fees. TWC agrees to pay to the Agent, for its sole account, such fees as may be separately agreed to in writing by TWC and the Agent.

          Section 2.04. Reduction of the Commitments.

          (a) Optional. Each Borrower shall have the right, upon at least three Business Days notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks to such Borrower, provided that each partial reduction shall be in the aggregate amount of at least $10,000,000, and provided further, that the aggregate amount of the Commitments of the Banks to any Borrower shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding to such Borrower, and provided further, that the aggregate amount of the Commitments of the Banks to TWC shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding to the Borrower as to which the aggregate outstanding principal amount of Advances is then the largest.

          (b) Termination. If all of the Commitments of the Banks to a Borrower (other than TWC) are terminated pursuant to Section 2.04(a) and such Borrower has paid all principal, interest, fees, costs and other amounts owed by it hereunder, such Borrower shall have the right, upon at least three Business Days' notice to the Agent, to elect to cease to be a Borrower hereunder, except for purposes of the definition herein of Majority Banks and for purposes of Sections 2.11,
     2.14 and 8.04.

          (c) Mandatory. By no later than five Business Days from the date of receipt by TWC or any of its Subject Subsidiaries of any Net Cash Proceeds from (i) any asset disposition (other than the MAPL Asset Disposition, the Seminole Asset Disposition, dispositions permitted pursuant to Section 5.02(l)(i) and (iii), and any disposition of Collateral (other than the Refineries in Alaska and Memphis and the assets related thereto)), (ii) an issuance of TWC Preferred Stock, (iii) any disposition of Collateral permitted pursuant to Section 5.02(l) (other than the Refineries in Alaska and Memphis and the assets related thereto, and dispositions permitted pursuant to Section 5.02(l)(i) and (iii)), or (iv) any issuance of Equity Interests by TWC (other than TWC Preferred Stock), TWC shall apply such Net Cash Proceeds as follows:

          (A) So long as the aggregate Commitments of the Banks to TWC are greater than $400,000,000:

          (1) in the case of any such Net Cash Proceeds arising from any disposition referred to in clause (i) above which consists of the Refinery in Alaska owned by certain Subsidiaries and the assets related thereto, 50% of such Net Cash Proceeds shall be applied on a pro-rata basis to the permanent ratable reduction of the respective Commitments of the Banks to TWC;

          (2) in the case of any such Net Cash Proceeds arising from any asset disposition referred to in clause (i) above and not otherwise applied pursuant to sub-clause (1) above (including any disposition of the Refinery in Memphis, Tennessee owned by certain Subsidiaries and the assets related thereto), 50% of such Net Cash Proceeds shall be applied on a pro-rata basis, without duplication, to the permanent ratable (A) reduction of the respective Commitments of the Banks to TWC, (B) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) and (C) cash collateralization of the Legacy L/Cs;

          (3) in the case of any such Net Cash Proceeds arising from an issuance of TWC Preferred Stock referred to in clause (ii) above, 100% of such Net Cash Proceeds shall be applied on a pro-rata basis, without duplication, to the permanent ratable (x) reduction of the respective Commitments of the Banks to TWC, (y) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) and (z) cash collateralization of the Legacy L/Cs;

          (4) in the case of any such Net Cash Proceeds arising from any disposition of Collateral referred to in clause (iii) above, 50% of such Net Cash Proceeds shall be applied on a pro-rata basis to the permanent ratable (x) reduction of the respective Commitments of the Banks to TWC and
     (y) Cash Collateralization of the Letter of Credit Commitments; and

          (5) in the case of any such Net Cash Proceeds arising from any issuance of Equity Interests referred to in clause (iv) above, 50% of such Net Cash Proceeds shall be applied on a pro-rata basis, without duplication, to the permanent ratable
     (w) reduction of the respective Commitments of the Banks to TWC, (x) Cash Collateralization of the Letter of Credit Commitments, (y) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) and (z) cash collateralization of the Legacy L/Cs;

          (B) From such time that the aggregate Commitments of the Banks to TWC are equal to or less than $400,000,000:

          (1) 50% of any Net Cash Proceeds arising from an asset disposition referred to in clause (A)(1) or (A)(4) above shall be applied, first, to fully Cash Collateralize the Letter of Credit Commitments and, second, upon the Letter of Credit Commitments being fully Cash Collateralized, to a pro-rata and permanent ratable (without duplication) (x) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) and (y) cash collateralization of the Legacy L/Cs, and third, upon the full Cash Collateralization of the Letter of Credit Commitments, the reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) to zero, and the full cash collateralization of the Legacy L/Cs, to a pro-rata and permanent reduction of the respective Commitments of the Banks to TWC;

          (2) 50% of any Net Cash Proceeds arising from an asset disposition referred to in clause (A)(2) above shall be applied, first, on a pro-rata basis, without duplication, to the permanent ratable (x) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) and (y) cash collateralization of the Legacy L/Cs, and, second, upon the reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) to zero and the full cash collateralization of the Legacy L/Cs, to a pro-rata and permanent reduction of the respective Commitments of the Banks to TWC;

          (3) 100% of any Net Cash Proceeds arising from an issuance of TWC Preferred Stock referred to in clause (A)(3) above shall be applied, first, on a pro-rata basis, without duplication, to the permanent ratable (x) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) and (y) cash collateralization of the Legacy L/Cs and, second, upon the reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility) to zero and the full cash collateralization of the Legacy L/Cs, to a pro-rata and permanent reduction of the respective Commitments of the Banks to TWC; and

          (4) 50% of any Net Cash Proceeds arising from an issuance of Equity Interests referred to in clause (A)(5) above shall be applied, first, on a pro-rata basis, without duplication, to the permanent ratable (x) Cash Collateralization of the Letter of Credit Commitments, (x) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie
     Wolf Facility) and (y) cash collateralization of the Legacy L/Cs, and second, upon the full Cash Collateralization of the Letter of Credit Commitments, the reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie

     Wolf Facility) to zero, and the full cash collateralization of the Legacy L/Cs, to a pro-rata and permanent reduction of the respective Commitments of the Banks to TWC.

     provided, that no such mandatory (w) reduction of the Commitments, (x) reduction of the outstanding amounts of the Progeny Facilities (excluding the Prairie Wolf Facility), (y) cash collateralization of the Legacy L/Cs, or (z) Cash Collateralization of the Letter of Credit Commitments shall be required pursuant to this Section 2.04 (c) until the earlier of (A) such time as the aggregate amount of Net Cash Proceeds from such asset dispositions and equity issuances that have not previously been applied to a mandatory reduction of Commitments shall exceed $50,000,000 and (B) the end of the Fiscal Quarter in which such Net Cash Proceeds are received by TWC or any of its Subsidiaries. If a reduction of the Commitments pursuant to this Section 2.04(c) shall cause the Commitments as so reduced to be less than the aggregate outstanding principal amount of the Advances (such positive difference between the Commitments and the outstanding Advances being referred to herein as the "EXCESS AMOUNT"), TWC shall repay an aggregate principal amount equal to no less than such Excess Amount, and except as set forth in this proviso, the obligation of TWC to apply Net Cash Proceeds to the reduction of the Commitments of the Banks shall not require any payments to the Banks.

     Section 2.05. Repayment of A Advances. Each Borrower shall repay, on the Stated Termination Date or such earlier date as the Notes may be declared due pursuant to Article VI, the unpaid principal amount of each A Advance made by each Bank to such Borrower.

     Section 2.06. Interest on A Advances. Each Borrower shall pay interest on the unpaid principal amount of each A Advance made by each Bank to such Borrower from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

          (a) Base Rate Advances. At such times as such A Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate plus the Applicable Margin in effect from time to time, payable quarterly in arrears on the last day of each March, June, September and December and on the date such Advance shall be Converted or paid in full; provided that any amount of principal of any Base Rate Advance, interest, fees and other amounts payable hereunder (other than principal of any Eurodollar Rate Advance) which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the sum of the Base Rate plus the Applicable Margin in effect from time to time plus 2% per annum.

          (b) Eurodollar Rate Advances. At such times as such A Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time for such A Advance, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period; provided that any amount of principal of any Eurodollar Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the sum of the rate per annum required to be paid on such A Advance at such time plus 2% per annum.

     Section 2.07. Additional Interest on Eurodollar Rate Advances. Each Borrower shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank to such Borrower, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Bank and notified to such Borrower through the Agent. A certificate as to the amount of such additional interest submitted to such Borrower and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error. No Bank shall have the right to recover any additional interest pursuant to this Section 2.07 for any period more than 90 days prior to the date such Bank notifies the Borrowers that additional interest may be charged pursuant to this Section 2.07.

     Section 2.08. Interest Rate Determination. The Agent shall give prompt notice to the Borrower to which an A Advance is made and the Banks of the applicable interest rate for each Eurodollar Rate Advance determined by the Agent for purposes of Section 2.06(b).

     Section 2.09. Evidence of Debt.

          (a) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of each Borrower to such Bank resulting from each A Advance and B Advance made by such Bank, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

          (b) The Agent shall maintain accounts in which it shall record (i) the Borrower and the amount of each Advance made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Bank hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Banks and each Bank's share thereof.

          (c) The entries made in good faith in the accounts maintained pursuant to paragraph (a) or (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Bank or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Advances in accordance with the terms of this Agreement.

          (d) Any Bank may request that the A Advances or any B Advance made by it be evidenced by a Note. In such event, the Borrowers (or, in the case of a B Advance, the relevant Borrower) shall prepare, execute and deliver to such Bank a Note or Notes payable to the order of such Bank. Thereafter, the Advances evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 8.06) be represented by one or more Notes payable to the order of the payee named therein.

          Section 2.10. Prepayments.

          (a) No Borrower shall have any right to prepay any principal amount of any A Advance except as provided in this Section 2.10.

          (b) Any Borrower may, in respect of Base Rate Advances upon notice to the Agent before 10:00 A.M. (New York City time) on the date of prepayment, and in respect of Eurodollar Rate Advances upon at least three Business Days' notice to the Agent, in each case stating the proposed date (which shall be a Business Day) and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall prepay the outstanding principal amounts of the A Advances comprising part of the same A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 8.04(b) as a result of such prepayment; provided, however, that each partial prepayment pursuant to this Section 2.10(b) shall be in an aggregate principal amount not less than $5,000,000 and in an aggregate principal amount such that after giving effect thereto no A Borrowing comprised of Base Rate Advances shall have a principal amount outstanding of less than $5,000,000 and no A Borrowing comprised of Eurodollar Rate Advances shall have a principal amount outstanding of less than $10,000,000.

          (c) Each Borrower will give notice to the Agent at or before the time of each prepayment by such Borrower of Advances pursuant to this Section
     2.10 specifying the Advances which are to be prepaid and the amount of such prepayment to be applied to such Advances, and each payment of any Advance pursuant to this Section 2.10 or any other provision of this Agreement shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part.

          Section 2.11. Increased Costs.

          (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation, application or applicability of any law or regulation or
     (ii) the compliance with any guideline or request from any central bank or other governmental or monetary authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Advances to any Borrower, then such Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to such Borrower and the Agent by such Bank, shall be prima facie evidence of the amount of such increased cost. No Bank shall have the right to recover any such increased costs for any period more than 90 days prior to the date such Bank notifies the Borrowers of any such introduction, change, compliance or proposed compliance.

          (b) If any Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental or monetary authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend to any Borrower hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Agent), such Borrower shall immediately pay to the Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend hereunder. A certificate as to the amount of such additional amounts, submitted to such Borrower and the Agent by such Bank, shall be prima facie evidence of the amount of such additional amounts. No Bank shall have any right to recover any additional amounts under this
     Section 2.11(b) for any period more than 90 days prior to the date such Bank notifies the Borrowers of any such compliance.

          (c) In the event that any Bank makes a demand for payment under
     Section 2.07, Section 2.14 or this Section 2.11, TWC may within ninety days of such demand, if no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default then exists, replace such Bank with another commercial bank in accordance with all of the provisions of the last sentence of Section 8.06(a) (including execution of an appropriate Transfer Agreement) provided that (i) all obligations of such Bank to lend hereunder shall be terminated and the Notes payable to such Bank and all other obligations owed to such Bank hereunder shall be purchased in full without recourse at par plus accrued interest at or prior to such replacement, (ii) such replacement bank (unless such replacement bank is already a Bank prior to the effectiveness of such replacement) shall be reasonably satisfactory to the Agent, (iii) such replacement bank shall, from and after such replacement, be deemed for all purposes to be a "Bank" hereunder with a Commitment to each Borrower in the amount of the respective Commitment of such Bank to such Borrower immediately prior to such replacement (plus, if such replacement bank is already a Bank prior to such replacement the respective Commitment of such Bank to such Borrower prior to such replacement), as such amount may be changed from time to time pursuant hereto, and shall have all of the rights, duties and obligations hereunder of the Bank being replaced, and
     (iv) such other actions shall be taken by the Borrowers, such Bank and such replacement bank as may be appropriate to effect the replacement of such Bank with such replacement bank on terms such that such replacement bank has all of the rights, duties and obligations hereunder as such Bank (including, without limitation, execution and delivery of new Note(s) of each Borrower to such replacement bank if requested by such replacement bank or if required pursuant to
     Section 2.09, redelivery to each Borrower in due course of the Note(s) of such Borrower payable to such Bank and specification of the information contemplated by Schedule I as to such replacement bank).

          (d) Before making any demand under this Section 2.11, each Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

          Section 2.12. Illegality.

          (a) Notwithstanding any other provision of this Agreement, if any Bank shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or that any central bank or other governmental or monetary authority shall assert that it is unlawful, for any Bank or its Eurodollar Lending Office to perform its obligations hereunder to make, or Convert a Base Rate Advance into, a Eurodollar Rate Advance or to continue to fund or maintain any Eurodollar Rate Advance, then, on notice thereof to the Borrowers by the Agent, (i) the obligation of each of the Banks to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent, at the request of the Majority Banks, shall notify the Borrowers and the Banks that the circumstances causing such suspension no longer exist, and (ii) the Borrowers shall forthwith prepay in full all Eurodollar Rate Advances of all Banks then outstanding together with all accrued interest thereon and all amounts payable pursuant to Section 8.04(b), unless each Bank shall determine in good faith in its sole opinion that it is lawful to maintain the Eurodollar Rate Advances made by such Bank to the end of the respective Interest Periods then applicable thereto or unless the Borrowers, within five Business Days of notice from the Agent, Convert all Eurodollar Rate Advances of all Banks then outstanding into Base Rate Advances in accordance with Section 2.19.

          (b) If legally permissible, before delivering any notice to the Agent under this Section 2.12 regarding illegality of Eurodollar Rate Advances, each Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

          Section 2.13. Payments and Computations.

          (a) Each Borrower shall make each payment hereunder to be made by it not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the

     Agent at its New York address referred to in Section 8.02 in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or commitment fees ratably (other than amounts payable pursuant to Sections 2.02(c), 2.07, 2.11, 2.14, 2.16 or 8.04(b)) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. In no event shall any Bank be entitled to share any fee paid to the Agent pursuant to Section 2.03(b), any auction fee paid to the Agent pursuant to Section 2.16(a)(i) or any other fee paid to the Agent, as such.

          (b) [Intentionally omitted.]

          (c) (i) All computations of interest based on clause (a) of the definition herein of Base Rate and of commitment fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and
     (ii) all computations of interest based on the Eurodollar Rate, the Federal Funds Rate or clause (b) of the definition herein of Base Rate shall be made by the Agent, and all computations of interest pursuant to Section
     2.07 shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Agent (or, in the case of Section 2.07, by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due by such Borrower to any Bank hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank hereunder. If and to the extent such Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

          Section 2.14. Taxes.

          (a) Any and all payments by any Borrower hereunder shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings with respect thereto, and all liabilities with respect thereto, excluding in the case of each Bank and the Agent, (i) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and (ii) taxes imposed as a result of a present or former connection between such Bank or the Agent, as the case may be, and the jurisdiction imposing such tax or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof, other than any such connection arising solely from the Bank or Agent having executed or delivered, or performed its obligations or received a payment under, or taken any other action related to this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by such Borrower hereunder or under any Notes executed by it or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or such Notes (hereinafter referred to as "Other Taxes").

          (c) Each Borrower will indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
     Section 2.14) owed and paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Bank or the Agent (as the case may be) makes written demand therefor, provided that, such Borrower shall have no liability pursuant to this clause (c) of this Section 2.14 to indemnify a Bank or the Agent for Taxes or Other Taxes which were paid by such Bank or the Agent more than ninety days prior to such written demand for indemnification.

          (d) In the event that a Bank or the Agent receives a written communication from any governmental authority with respect to an assessment or proposed assessment of any Taxes, such Bank or Agent shall promptly notify TWC in writing and provide

     TWC with a copy of such communication. The Agent or a Bank's failure to provide a copy of such communication to TWC shall not relieve any Borrower of any of its obligations under Section 2.14(c).

          (e) Within 30 days after the date of the payment of Taxes by or at the direction of any Borrower, such Borrower will furnish to the Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. Should any Bank or the Agent ever receive any refund, credit or deduction from any taxing authority to which such Bank or the Agent would not be entitled but for the payment by a Borrower of Taxes as required by this Section 2.14 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by such Bank or the Agent, as the case may be, in its reasonable judgment), such Bank or the Agent, as the case may be, thereupon shall repay to such Borrower an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by such Bank or the Agent, as the case may be, and determined by such Bank or the Agent, as the case may be, to be attributable to such refund, credit or deduction.

          (f) Each Bank organized under the laws of a jurisdiction outside the United States shall on or prior to the date of its execution and delivery of this Agreement in the case of each Bank which is a party to this Agreement on the date this Agreement becomes effective and on the date of the Transfer Agreement pursuant to which it becomes a Bank is first effective in the case of each other Bank, and from time to time thereafter as necessary or appropriate (but only so long thereafter as such Bank remains lawfully able to do so), provide the Agent and each Borrower with two original Internal Revenue Service Forms W-8BEN or W-8ECI (or, in the case of a Bank that has provided a certificate to the Agent that it is not
     (i) a "bank" as defined in Section 881(c)(3)(A) of the Internal Revenue Code, (ii) a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of such Borrower or (iii) a controlled foreign corporation related to such Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), Internal Revenue Service Form W-8BEN), or any successor or other form prescribed by the Internal Revenue Service, certifying that such Bank is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or any other Loan Document or, in the case of a Bank that has certified that it is not a "bank" as described above, certifying that such Bank is a foreign corporation. If the forms provided by a Bank at the time such Bank first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Bank provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms.

          (g) For any period with respect to which a Bank has failed to provide any Borrower with the appropriate form, certificate or other document described in subsection (f) of this Section 2.14 (other than if such failure is due to a change in the applicable law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided) such Bank shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.14 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Bank become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Borrowers shall take such steps as such Bank shall reasonably request to assist such Bank in recovering such Taxes.

          (h) Any Bank claiming any additional amounts payable pursuant to this
     Section 2.14 agrees to use reasonable efforts to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Bank, be otherwise materially disadvantageous to such Bank.

          (i) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.14 shall survive the payment in full of principal and interest hereunder and the termination of the Commitments.

          (j) Notwithstanding any provision of this Agreement or the Notes to the contrary, this Section 2.14 shall be the sole provision governing indemnities and claims for taxes under this Agreement and the Notes, if any.

     Section 2.15. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary or involuntary, or through the exercise of any right of set-off or otherwise) on account of the A Advances made by it (other than pursuant to Section 2.02(c), 2.07, 2.11, 2.14 or 8.04(b)) in excess of its ratable share of payments on account of the A Advances obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the A Advances owed to them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such Bank's ratable share (according to the proportion of (i) the amount of the participation purchased from such Bank as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Each Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of such Borrower in the amount of such participation.

     Section 2.16. The B Advances.

          (a) Each Bank severally agrees that each Borrower may make B Borrowings under this Section 2.16 from time to time on any Business Day during the period from July 31, 2002 until the earlier of (I) the Termination Date or (II) the date occurring 30 days prior to the Stated Termination Date in the manner set forth below; provided that, following the making of each B Borrowing, the aggregate amount of the Advances then outstanding to such Borrower shall not exceed the aggregate amount of the Commitments of the Banks to such Borrower (computed without regard to any B Reduction) and the aggregate amount of all Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Banks to TWC (computed without regard to any B Reduction).

               (i) A Borrower may request a B Borrowing under this Section 2.16 by delivering to the Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a B Borrowing (a "Notice of B Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such B Borrowing or later than the earlier of (x) 6 months after the date of such B Borrowing or (y) the Stated Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing (including, without limitation, the basis to be used by the Banks in determining the rate or rates of interest to be offered by them as provided in paragraph (ii) below and prepayment terms, if any, but excluding any waiver or other modification to any of the conditions set forth in Article III), not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed B Borrowing, if such Borrower shall specify in the Notice of B Borrowing that the rates of interest to be offered by the Banks shall be fixed rates per annum and (B) at least five Business Days prior to the date of the proposed B Borrowing, if such Borrower shall instead specify in the Notice of B Borrowing the basis to be used by the Banks in determining the rates of interest to be offered by them. The Agent shall in turn promptly notify each Bank of each request for a B Borrowing received by it from a Borrower by sending such Bank a copy of the related Notice of B Borrowing. Each time that a Borrower gives a Notice of B Borrowing, such Borrower shall pay to the Agent an auction fee equal to $2000.

               (ii) Each Bank may, if in its sole discretion it elects to do so, irrevocably offer to make one or more B Advances to a Borrower as part of such proposed B Borrowing at a rate or rates of interest specified by such Bank in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to such Borrower), before 10:00 A.M. (New York City time) (x) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above, and (y) three Business Days before the date of such proposed B Borrowing in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each B Advance which such Bank would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.16(4), exceed such Bank's Commitment to such Borrower), the rate or rates of interest therefor, and such Bank's Applicable Lending Office with respect to such B Advance; provided that, if the Agent in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify such Borrower of such offer before 9:45 A.M. (New York City time) on the date on which notice of such election is to be given to the Agent by the other Banks. If any Bank wishes to request a B Note in respect to its B Advance, such request shall be delivered with the notice referred to in the preceding sentence. If any Bank shall elect not to make such an offer, such Bank shall so notify the Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Agent by the other Banks, and such Bank shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Bank to give such notice shall not cause such Bank to be obligated to make any B Advance as part of such proposed B Borrowing.

               (iii) The Borrower requesting such proposed B Borrowing shall, in turn, before 11:00 A.M. (New York City time) (x) on the date of such proposed B Borrowing in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above and (y) three Business Days before the date of such proposed B Borrowing in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph
          (i) above, either

                    (A) cancel such B Borrowing by giving the Agent notice to
               that effect, or

                    (B) accept one or more of the offers made by any Bank or
               Banks pursuant to paragraph (ii) above, in order of the lowest to highest rates of interest or margins (or, if two or more Banks bid at the same rates of interest, and the amount of accepted offers is less than the aggregate amount of such offers, the amount to be borrowed from such Banks as part of such B Borrowing shall be allocated among such Banks pro rata on the basis of the maximum amount offered by such Banks at such rates or margin in connection with such B Borrowing), in any aggregate amount up to the aggregate amount initially requested by such Borrower in the relevant Notice of B Borrowing, by giving notice to the Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to such Borrower by the Agent on behalf of such Bank for such B Advance pursuant to paragraph (ii) above) to be made by each Bank as part of such B Borrowing, and reject any remaining offers made by Banks pursuant to paragraph (ii) above by giving the Agent notice to that effect.

               (iv) If the Borrower requesting such B Borrowing notifies the Agent that such B Borrowing is cancelled pursuant to paragraph
          (iii)(A) above, the Agent shall give prompt notice thereof to the Banks and such B Borrowing shall not be made.

               (v) If the Borrower requesting such B Borrowing accepts one or more of the offers made by any Bank or Banks pursuant to paragraph
          (iii)(B) above, the Agent shall in turn promptly notify (A) each Bank that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Bank pursuant to paragraph (ii) above have been accepted by such Borrower, (B) each Bank that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Bank as part of such B Borrowing, and (C) each Bank that is to make a B Advance as part of such B Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Bank that is to make a B Advance as part of such B Borrowing shall, before 12:00 noon (New York City time) on the date of such B Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence or any later time when such Bank shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at its New York address referred to in Section
          8.02 such Bank's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Agent of such funds, the Agent will make such funds available to such Borrower at the Agent's aforesaid address. Promptly after each B Borrowing the Agent will notify each Bank of the amount of the B Borrowing, the Borrower to which such B Borrowing was made, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

          (b) Each B Borrowing shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Borrower agrees that it will not request a B Borrowing unless, upon the making of such B Borrowing, the limitations set forth in the proviso to the first sentence of Section 2.16(a) are complied with.

          (c) Within the limits and on the conditions set forth in this Section 2.16, each Borrower may from time to time borrow under this Section 2.16, repay or prepay pursuant to subsection (d) below, and reborrow under this
     Section 2.16, provided that a B Borrowing shall not be made by any Borrower within three Business Days of the date of another B Borrowing to such Borrower.

          (d) Each Borrower shall repay to the Agent for the account of each Bank which has made a B Advance to such Borrower, or each other holder of a B Note of such Borrower, on the maturity date of each B Advance made to such Borrower (such maturity date being that specified by such Borrower for repayment of such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above and provided in the B Note, if any, evidencing such B Advance) the then unpaid principal amount of such B Advance. No Borrower shall have any right to prepay any principal amount of any B Advance unless, and then only on the terms, specified by such Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above and set forth in the B Note evidencing such B Advance.

          (e) Each Borrower shall pay interest on the unpaid principal amount of each B Advance made to such Borrower from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by the Bank making such B Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by such Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above, as provided in the B Note evidencing such B Advance.

          (f) The indebtedness of each Borrower resulting from each B Advance made to such Borrower as part of a B Borrowing shall, if requested by the Bank making such B Advance, be evidenced by a separate B Note of such Borrower payable to the order of the Bank making such B Advance.

          (g) The failure of any Bank to make the B Advance to be made by it as part of any B Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its B Advance on the date of such B Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the B Advance to be made by such other Bank on the date of any B Borrowing.

     Section 2.17. Optional Termination. Notwithstanding anything to the contrary in this Agreement, if (i) any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of TWC or of any Subsidiary of TWC) or two or more Persons acting in concert (other than any group of employees of TWC or of any of its Subsidiaries) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of TWC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of TWC entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency, or (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of TWC or who were elected by individuals who at the beginning of such period were such directors or by individuals elected in accordance with this clause (ii) shall cease for any reason (other than as a result of death, incapacity or normal retirement) to constitute a majority of the board of directors of TWC, or (iii) any Person (other than TWC or a Wholly-Owned Subsidiary of TWC) or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a merger or purchase agreement with a Borrower pursuant to which such Person or Persons shall have acquired the power to exercise, directly or indirectly, a controlling influence over the management or policies of any Borrower; then the Agent shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrowers, declare all of the Commitments and the obligation of each Bank to make Advances to be terminated, whereupon all of the Commitments and each such obligation shall forthwith terminate, and no Borrower shall have any further right to borrow hereunder.

     Section 2.18. Extension of Termination Date. By notice given to the Agent and the Banks, at least thirty days but not more than sixty days before July 1 of any year after 2003, the Borrowers may request the Banks to extend the Stated Termination Date for an additional year to a date which is an anniversary date of the Stated Termination Date. Within thirty days after receipt of such request, each Bank that agrees, in its sole and absolute discretion, to so extend the Stated Termination Date shall notify the Borrowers and the Agent in writing that it so agrees, and if all Banks so agree the Stated Termination Date shall be so extended.

     Section 2.19. Voluntary Conversion of Advances. Any Borrower may on any Business Day, if no Event of Default then exists as to such Borrower, upon notice (which shall be irrevocable) given to the Agent not later than 11:00 A.M.
(x) in the case of a proposed Conversion into Eurodollar Rate Advances, on the third Business Day prior to the date of the proposed Conversion, and (y) in the case of a proposed Conversion into Base Rate Advances, on the date of the proposed Conversion, and subject to the provisions of Sections 2.02 and 2.12, Convert all Advances of one Type comprising the same A Borrowing into Advances of the other Type; provided that (i) no Conversion of any Eurodollar Rate Advances shall occur on a day other than the last day of an Interest Period for such Eurodollar Rate Advances, except as contemplated by Section 2.12, and (ii) Advances may not be Converted into Eurodollar Rate Advances if the aggregate unpaid principal amount of the Advances is less than $10,000,000. Each such notice of a Conversion shall, within the restrictions specified above, specify
(i) the date of such Conversion, (ii) the A Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such Advance.

     Section 2.20. Automatic Provisions.

          (a) If any Borrower shall fail to select the duration of any Interest Period for Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and no Event of Default shall exist, the Agent will forthwith so notify such Borrower and the Banks, and such Advances will automatically, on the last day of the then existing Interest Period therefor, continue as Eurodollar Rate Advances with an Interest Period of one month. If any Event of Default shall exist, such Advances shall convert into Base Rate Advances on the last day of the then existing Interest Period.

          (b) On the date on which the aggregate unpaid principal amount of the Eurodollar Rate Advances of any Borrower shall be reduced to less than $10,000,000, all of such Eurodollar Rate Advances shall automatically Convert into Base Rate Advances.

                                   Article III

                                   CONDITIONS

     Section 3.01. Conditions Precedent to Effectiveness. Subject to Section
3.04 below, the amendment and restatement of the Existing Credit Agreement and the obligation of each Bank to make Advances under this Agreement is subject to the condition precedent that the Agent shall have received the following, in form and substance satisfactory to the Agent and (except for the Notes, if any) in sufficient copies for each Bank:

          (a) Certified copies of the resolutions of the Board of Directors, or the Executive Committee thereof, of each Borrower and each of such Borrower's Subsidiaries being a party to any L/C Collateral Document authorizing the execution of this Agreement, the other Credit Documents to which each Borrower or Subsidiary is a party, each Notice of A Borrowing, each Notice of B Borrowing, and all other documents, in each case evidencing any necessary company action and governmental and other third party approvals and consents, if any, with respect to each such Credit Document.

          (b) A certificate of the Secretary or an Assistant Secretary of each Borrower and each of such Borrower's Subsidiaries being a party to any L/C Collateral Document certifying (i) that attached thereto is a complete and correct copy of the Certificate of Incorporation and Bylaws, or other applicable formation documents, of such Borrower or Subsidiary together with any amendments thereto, with a copy of a certificate of the Secretary of State of the jurisdiction of incorporation, or organization of such Borrower or Subsidiary, dated reasonably near the Effective Date, certifying that such Borrower or Subsidiary is duly qualified and in good standing in such State, (ii) the absence of any amendments to the Certificate of Incorporation and Bylaws of such Borrower or Subsidiary since the date of the Secretary of State's certificate referred to in this clause (b), (iii) the due incorporation and good standing or valid existence of such Borrower or Subsidiary as an entity organized under the laws of the jurisdiction of its incorporation or organization, and the absence of any proceeding for the dissolution or liquidation of such Borrower or Subsidiary, and (iv) the names and true signatures of the officers of such Borrower or Subsidiary authorized to sign this Agreement, the other Credit Documents, Notices of A Borrowing, Notices of B Borrowing and any Notes to be executed by such Borrower and any other documents to be delivered hereunder by such Borrower.

          (c) An opinion of William G. von Glahn, General Counsel of TWC, substantially in the form of Exhibit C hereto and as to such other matters as any Bank through the Agent may reasonably request.

          (d) An opinion of New York counsel to the Borrowers and Guarantors, substantially in the form of Exhibits D-1 and D-2 hereto and as to such other matters as any Bank through the Agent may reasonably request.

          (e) A duly executed and fully effective amendment and restatement of the L/C Agreement and amendment of each of the Progeny Facility documents, other than those automatically amended by virtue of the amendment to this Agreement, each dated the date of this Agreement.

          (f) A certificate of an officer of each Borrower stating the respective ratings by each of S&P and Moody's of the senior unsecured long-term debt of such Borrower as in effect on the date of this Agreement.

          (g) A certificate of an officer of each Borrower and each of its Subsidiaries being a party to any L/C Collateral Document, dated as of the date of execution and delivery by each Borrower of this Agreement (the statements made in each such certificate shall be true on and as of such date), certifying as to (i) the truth, in all material respects, of the representations and warranties contained in this Agreement (in the case of each Borrower only) and the Credit Documents as though made on and as of the date of the execution and delivery of this Agreement other than any such representations or warranties that, by their terms, refer to a specific date other than such date, in which case as of such specific date and (ii) the absence of any event (x) occurring and continuing after giving effect to this Agreement, the Barrett Loan Agreement and the agreements referred to in Section 3.01(e) hereof, and assuming the consummation of the transactions contemplated thereby, or (y) resulting from the execution and delivery of this Agreement and the Credit Documents and the performance of such Borrower or such Subsidiary, as applicable, of its obligations hereunder or under any other Credit Document, that constitutes an Event of Default (other than any Event of Default which may arise as a result of a draw or the probability of a draw under a letter of credit).

          (h) Evidence that all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced the day immediately prior to the Effective Date, including all fees of the Collateral Trustee, Collateral Agent and the Agent and their respective counsel, have been fully paid by the Borrowers.

          (i) A duly executed and effective amendment to the Pledge Agreement, Security Agreement, Collateral Trust Agreement, LLC Guaranty, and Midstream Guaranty each dated the date of this Agreement.

          (j) A duly executed and fully effective amendment and restatement of the Holdings Guaranty.

          (k) TWC shall have paid in full all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent and local counsel to the Agent)

          (l) Counterparts of this Agreement, duly executed on behalf of each of the Borrowers and the Majority Banks.

     For purposes of determining compliance with the conditions specified in this Section 3.01, each Bank shall be deemed to have (i) consented to, approved, authorized and accepted and to be satisfied with each document or other matter required under this Section 3.01 (provided that each Bank has received access to a copy of each document set forth in clauses (i) and (j) hereof and the L/C Agreement) and (ii) authorized the Collateral Agent and the Collateral Trustee to execute the documents set forth in clauses (i) and (j) hereof, as applicable, unless both
(x) an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received written notice from such Bank prior to the making of an initial Advance specifying its objection thereto and (y) such Bank shall not have accepted any portion of the fees set forth in Section 2.03(a). The Agent shall give TWC notice when all actions required by Section 3.01 have been satisfied.

     Section 3.02. Additional Conditions Precedent to Each A Borrowing. The obligation of each Bank to make an A Advance to a Borrower on the occasion of any A Borrowing (including the initial A Borrowing) shall be subject to the further conditions precedent that on the date of such A Borrowing the following statements shall be true (and each of the giving of the applicable Notice of A Borrowing and the acceptance by such Borrower of the proceeds of such A Borrowing shall constitute a representation and warranty by such Borrower that on the date of such A Borrowing such statements are true):

          (a) The representations and warranties contained in Section 4.01 and each of the L/C Collateral Documents pertaining to such Borrower and its Subsidiaries are correct on and as of the date of such A Borrowing, before and after giving effect to such A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

          (b) No event has occurred and is continuing, or would result from such A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

          (c) After giving effect to such A Borrowing and all other Borrowings which have been requested on or prior to such date but which have not been made prior to such date, the aggregate principal amount of all Advances will not exceed the aggregate of the Commitments of the Banks to TWC (computed without regard to any B Reduction).

     Section 3.03. Conditions Precedent to Each B Borrowing. The obligation of each Bank which is to make a B Advance to a Borrower on the occasion of a B Borrowing (including the initial B Borrowing) to make such B Advance as part of such B Borrowing is subject to the further conditions precedent that (i) at or before the time required by paragraph (iii) of Section 2.16(a), the Agent shall have received the written confirmatory notice of such B Borrowing contemplated by such paragraph, (ii) on or before the date of such B Borrowing, but prior to such B Borrowing, if the Bank making any B Advance shall have requested a B Note pursuant to Section 2.16(a)(ii), the Agent shall have received a B Note executed by such Borrower payable to the order of such Bank for the B Advances to be made by such Bank as part of such B Borrowing, in a principal amount equal to the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with Section 2.16, and
(iii) on the date of such B Borrowing the following statements shall be true (and each of the giving of the applicable Notice of B Borrowing and the acceptance by such Borrower of the proceeds of such B Borrowing shall constitute a representation and warranty by such Borrower that on the date of such B Borrowing such statements are true):

          (a) The representations and warranties contained in Section 4.01 and in each of the L/C Collateral Documents pertaining to such Borrower and its Subsidiaries are correct on and as of the date of such B Borrowing, before and after giving effect to such B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

          (b) No event has occurred and is continuing, or would result from such B Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

          (c) Following the making of such B Borrowing and all other Borrowings to be made on the same day to such Borrower under this Agreement, the aggregate principal amount of all Advances to such Borrower then outstanding will not exceed the aggregate amount of the Commitments to such Borrower (computed without regard to any B Reduction);

                  (d) After giving effect to such B Borrowing and all other Borrowings which have been requested on or prior to such date but which have not been made prior to such date, the aggregate principal amount of all Advances will not exceed the aggregate of the Commitments of the Banks to TWC (computed without regard to any B Reduction); and

     Section 3.04. Special Condition to Effectiveness of Certain Provisions. Notwithstanding any contrary term or provision in Section 3.01 or elsewhere in this Agreement, amendments relating to the release of Collateral to the extent not permitted in the Existing Agreement without the consent of all Banks shall be of no force and effect until (a) the Agent shall have received (i) a duly executed counterpart hereof from each Bank listed on the signature pages hereof and (ii) a duly executed counterpart of the L/C Agreement from each lender being a party thereto and (b) all other conditions set forth in Section 3.01 are fully satisfied.

                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.01. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as to itself and its Subsidiaries as follows:

          (a) Each Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals the failure to have which could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of such Borrower and its Material Subsidiaries taken as a whole. Each Material Subsidiary (other than NewGP, if applicable) of each Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of such Borrower and its Material Subsidiaries (other than NewGP, if applicable) taken as a whole. Each Material Subsidiary of a Borrower (other than NewGP, if applicable) has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals the failure to have which could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of such Borrower and its Material Subsidiaries (other than NewGP, if applicable) taken as a whole.

          (b) After giving effect to this Agreement, the L/C Agreement, the Barrett Loan Agreement and the Progeny Facilities and assuming the consummation of the transactions contemplated thereby, the execution, delivery and performance by each Borrower and the Guarantors of the Credit Documents to which it is shown as being a party delivered hereunder and the consummation of the transactions contemplated thereby are within such Borrower's or such Guarantor's, as the case maybe, corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, do not contravene (i) any Borrower's or such Guarantor's, as the case maybe, charter, by-laws or formation agreement or (ii) law or any restriction under any material agreement binding on or affecting any Borrower or Guarantor (other than any default which may arise as a result of a draw or the probability of a draw under a letter of credit) and will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each Borrower or Guarantor of any Credit Document to which any of them is a party, or the consummation of the transactions contemplated thereby.

          (d) Each Credit Document has been duly executed and delivered by each Borrower or such Guarantor as the case may be, and is the legal, valid and binding obligation of each Borrower or such Guarantor as the case may be, enforceable against each Borrower or such Guarantor as the case may be, in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity. The A Notes, if any, of each Borrower are, and when executed the B Notes, if any, of such Borrower will be, the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

          (e) (i) The Consolidated and Consolidating balance sheets of TWC and its Subsidiaries as at December 31, 1999, and the related Consolidated and Consolidating statements of income and cash flows of TWC and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, and the Consolidated and Consolidating balance sheet of TWC and its Subsidiaries as at March 31, 2000, and the related Consolidated and Consolidating statements of income and cash flows of TWC and its Subsidiaries for the three months then ended, duly certified by an authorized financial officer of TWC, copies of which have been furnished to each Bank, fairly present (in the case of such balance sheets as at March 31, 2000, and such statements of income and cash flows for the three months then ended, subject to year-end audit adjustments) the Consolidated and Consolidating financial condition of TWC and its Subsidiaries as at such dates and the Consolidated and Consolidating results of operations of TWC and its Subsidiaries for the year and three-month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied.

               (ii) The Consolidating balance sheets of TWC and its Subsidiaries as at December 31, 1999, and March 31, 2000, referred to in Section 4.01(e)(i), and the related Consolidating statements of income and cash flows of TWC and its Subsidiaries for the fiscal year and three months, respectively, then ended referred to in Section 4.01(e)(i), to the extent such balance sheets and statements pertain to NWP, fairly present (subject, in the case of such balance sheet as at March 31, 2000 and such statements of income and cash flows for the three months then ended, to year-end audit adjustments) the Consolidated financial condition of NWP and its Subsidiaries as at such dates and the Consolidated results of operations of NWP and its Subsidiaries for the year and three-month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied.

               (iii) [Intentionally Omitted.]

               (iv) The Consolidated balance sheet of TGPL and its Subsidiaries as at December 31, 1999, and the related Consolidated statement of income and cash flows of TGPL and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, and the Consolidated balance sheet of TGPL and its Subsidiaries as at March 31, 2000, and the related Consolidated statement of income and cash flows of TGPL and its Subsidiaries for the three months then ended, duly certified by an authorized financial officer of TGPL, copies of which have been furnished to each Bank, fairly present, subject, in the case of such balance sheet as at March 31, 2000, and such statement of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of TGPL and its Subsidiaries as at such dates and the Consolidated results of operations of TGPL and its Subsidiaries for the year and three-month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied.

               (v) The Consolidated balance sheet of TGT and its Subsidiaries as at December 31, 1999, and the related Consolidated statement of income and cash flows of TGT and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, and the Consolidated balance sheet of TGT and its Subsidiaries as at March 31, 2000, and the related Consolidated statement of income and cash flows of TGT and its Subsidiaries for the three months then ended, duly certified by an authorized financial officer of TGT, copies of which have been furnished to each Bank, fairly present, subject, in the case of such balance sheet as at March 31, 2000, and such statement of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of TGT and its Subsidiaries as at such dates and the Consolidated results of operations of TGT and its Subsidiaries for the year and three-month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied.

          (f) Except as set forth on Schedule VIII or in the Public Filings or as otherwise disclosed in writing by a Borrower to the Banks and the Agent after the date hereof and approved by the Majority Banks, there is, as to each Borrower, no pending or, to the knowledge of such Borrower, threatened action or proceeding affecting such Borrower or any Material Subsidiary (other than NewGP, if applicable) of such Borrower before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of such Borrower or Material Subsidiary and its respective Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any Note.

          (g) No proceeds of any Advance will be used for any purpose or in any manner contrary to the provisions of Section 5.02(k).

          (h) No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any such margin stock (other than purchases of common stock expressly permitted by Section 5.02(k)) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Following the application of the proceeds of each Advance, not more than 25% of the value of the assets of any Borrower will be represented by such margin stock and not more than 25% of the value of the assets of any Borrower and its Subsidiaries (or, in the case of TWC, the Borrower, its Subsidiaries and the WCG Subsidiaries) will be represented by such margin stock.


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

          (i) No Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (j) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan that could reasonably be expected to have a material adverse effect on any of the Borrowers or on any Material Subsidiary (other than NewGP, if applicable) of a Borrower (including, in the case of TWC, any material WCG Subsidiaries). No Borrower nor any ERISA Affiliate of any Borrower has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Borrower is aware of any reason to expect that any Multiemployer Plan is to be in reorganization or to be terminated within the meaning of Title IV of ERISA that would have any material adverse effect on any Borrower, any Material Subsidiary (other than NewGP, if applicable) of a Borrower (including, in the case of TWC, any material WCG Subsidiaries) or any ERISA Affiliate of a Borrower.

          (k) As of the date of this Agreement, the United States federal income tax returns of each Borrower and the Material Subsidiaries (other than NewGP, if applicable) of each Borrower have been examined through the fiscal year ended December 31, 1995. Each Borrower and the Subsidiaries of each Borrower have filed all United States federal income tax returns and all other material domestic tax returns which are required to be filed by them and have paid, or provided for the payment before the same become delinquent of, all taxes due pursuant to such returns or pursuant to any assessment received by any Borrower or any such Subsidiary, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of each Borrower and the Material Subsidiaries of each Borrower in respect of taxes are adequate.

          (l) No Borrower is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (m) Except as set forth in the Public Filings or as otherwise disclosed in writing by any Borrower to the Banks and the Agent after the date hereof and approved by the Majority Banks, each Borrower and its respective Material Subsidiaries (other than NewGP, if applicable) are in compliance in all material respects with all Environmental Protection Statutes to the extent material to the operations or the Consolidated financial condition of each Borrower and its Consolidated Subsidiaries taken as a whole. Except as set forth in the Public Filings or as otherwise disclosed in writing by any Borrower to the Banks and the Agent after the date hereof and approved by the Majority Banks, the aggregate contingent and non-contingent liabilities of each Borrower and its Consolidated Subsidiaries (other than those reserved for in accordance with generally accepted accounting principles and set forth in the financial statements regarding any such Borrower referred to in Section 4.01(e) and delivered to each Bank and excluding liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities or which such Borrower reasonably expects to recover from ratepayers) which are reasonably expected to arise in connection with (i) the requirements of Environmental Protection Statutes or (ii) any obligation or liability to any Person in connection with any Environmental matters (including any release or threatened release (as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980) of any Hazardous Waste, Hazardous Substance, other waste, petroleum or petroleum products into the Environment) could not reasonably be expected to have a material adverse effect on the business, assets, conditions or operations of any Borrower and its respective Consolidated Subsidiaries, taken as a whole. Each Borrower and its respective Material Subsidiaries (other than NewGP, if applicable) holds, or has submitted a good faith application for all Environmental Permits (none of which have been terminated or denied) required for any of its current operations or for any property owned, leased, or otherwise operated by it; and is, and within the period of all applicable statutes of limitation has been, in compliance with all of its Environmental Permits.

          (n) Other than the Permitted Liens, each Borrower and its Subject Subsidiaries has good, valid and indefeasible title to, or a valid leasehold interest in, its respective property and to all property reflected by its respective balance sheet referenced in clause (e) above as being owned by such Borrower (except property sold or otherwise disposed of by a Borrower or its Subject Subsidiaries in conformity with the terms and conditions of this Agreement). TWC and each of the Midstream Subsidiaries have sufficient title to all Midstream Assets they collectively own and operate as is necessary for the conduct of the Midstream Business after the date hereof in accordance with the ownership and operation of the Midstream Business in the twelve months prior to the date hereof. There exists, or following completion of the post-closing items more fully described in
     Schedule XIII, there will exist an Acceptable Security Interest in all Collateral other than the Excluded Collateral.

          (o) The Persons listed on Schedule XIV are all of the Midstream Subsidiaries and own, lease or hold all Midstream Assets necessary and/or appropriate for the operation and carrying on of the Midstream Business associated with the Midstream Assets as conducted during the 12 months preceding the date hereof.

          (p) Neither TWC nor any Midstream Subsidiary is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a material adverse effect on the Midstream Business of TWC or any Midstream Subsidiary. No Default or Event of Default has occurred and is continuing.

          (q) Except as would not have a material adverse effect on the conduct of the Midstream Business conducted by the Midstream Subsidiaries, the various gathering systems which comprise part of the Midstream Assets are covered by recorded fee deeds, right of ways, easements, leases, servitudes, permits, licenses, or other instruments in favor of the Midstream Subsidiaries (or their predecessors in title) and their successors and assigns, which instruments establish a contiguous right of way for the respective gathering systems and grant the right to construct, operate, and maintain the respective gathering system in, over, under, and across the land covered thereby; provided, that certain licenses and permits from railroads, utilities, owners of meter sites, and from the various state and local Governmental Authorities and rights granted by Hydrocarbon producers on their respective properties may not be recorded. The pipelines comprising the various gathering systems which are part of the Midstream Assets of the Midstream Subsidiaries are located within the confines of contiguous rights of way and do not encroach upon any adjoining property in any material respects. The rights of ingress and egress held by the Midstream Subsidiaries with respect to such gathering systems allow the applicable Midstream Subsidiaries to inspect, operate, repair, and maintain such gathering systems in a normal manner consistent with past practices.

          (r) After giving effect to this Agreement and the concurrent amendments to various financing arrangements and agreements of each Borrower and its Subsidiaries, each Borrower, individually and together with its Subsidiaries, is Solvent.

          (s) No Borrower nor any Midstream Subsidiary is in default under or with respect to any of its margin requirements and capital assurance requirements in any respect which could reasonably be expected to have a material adverse effect on the Midstream Business of TWC, or any Midstream Subsidiary. No Default or Event of Default has occurred and is continuing.

                                    Article V

                           COVENANTS OF THE BORROWERS

     Section 5.01. Affirmative Covenants. So long as any Note shall remain unpaid, any Advance shall remain outstanding or any Bank shall have any Commitment to any Borrower hereunder, each Borrower will, unless the Majority Banks shall otherwise consent in writing:

          (a) Compliance with Laws, Etc. Comply, and cause each of its Subject Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (except where failure to comply could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of such Borrower and its Subject Subsidiaries taken as a whole), such compliance to include, without limitation, the payment and discharge before the same become delinquent of all taxes, assessments and governmental charges or levies imposed upon it or any of its Subject Subsidiaries or upon any of its property or any property of any of its Subject Subsidiaries, and all lawful claims which, if unpaid, might become a Lien upon any property of it or any of its Subject Subsidiaries; provided that no Borrower nor any Subject Subsidiary of a Borrower shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and with respect to which reserves in conformity with generally accepted accounting principles, if required by such principles, have been provided on the books of such Borrower or such Subject Subsidiary, as the case may be.


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

          (b) Reporting Requirements. Furnish to each of the Banks:

               (i) as soon as possible and in any event within five days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, continuing on the date of such statement, a statement of an authorized financial officer of such Borrower setting forth the details of such Event of Default or event and the actions, if any, which such Borrower has taken and proposes to take with respect thereto;

               (ii) as soon as available and in any event not later than 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of such Borrower, (1) the unaudited Consolidated balance sheet of such Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarters and the unaudited Consolidated statements of income and cash flows of such Borrower and its Consolidated Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter, all in reasonable detail and duly certified (subject to year-end audit adjustments and the lack of footnotes) by an authorized financial officer of such Borrower as having been prepared in accordance with generally accepted accounting principles; provided that, if any financial statement referred to in this clause (ii) of Section 5.01(b) is readily available on-line through EDGAR as of the date on which such financial statement is required to be delivered hereunder, such Borrower shall not be obligated to furnish copies of such financial statement; and (2) a certificate of an authorized financial officer of such Borrower (a) stating that he has no knowledge that a Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action, if any, which such Borrower proposes to take with respect thereto, and (b) showing in detail the calculation supporting such statement in respect of Sections 5.02(b) and 5.02(m);

               (iii) as soon as available and in any event not later than 105 days after the end of each Fiscal Year of such Borrower, (1) a copy of the annual audited report for such year for such Borrower and its Consolidated Subsidiaries, including therein Consolidated balance sheet of such Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and cash flows of such Borrower and its Consolidated Subsidiaries for such Fiscal Year, in each case prepared in accordance with generally accepted accounting principles and reported on by Ernst & Young, LLP or such other independent certified public accountants of recognized standing acceptable to the Majority Banks; provided that if any financial statement referred to in this clause (iii) of Section 5.01(b) is readily available on-line through EDGAR as of the date on which such financial statement is required to be delivered hereunder, such Borrower shall not be obligated to furnish copies of such financial statement; and (2) a letter of such accounting firm to the Banks (a) stating that, in the course of the regular audit of the business of such Borrower


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

          and its Consolidated Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and
          (b) showing in detail the calculations supporting such statement in respect of Sections 5.02(b) and 5.20(m), (which letter may nevertheless be limited in form, scope and substance to the extent required by applicable accounting rules or guidelines in effect from time to time);

               (iv) such other information respecting the business or properties, or the condition or operations, financial or otherwise, of such Borrower or any of its Material Subsidiaries as any Bank through the Agent may from time to time reasonably request;

               (v) promptly after the sending or filing thereof, copies of all proxy material, reports and other information which such Borrower sends to any of its security holders, and copies of all final reports and final registration statements which such Borrower or any Material Subsidiary of such Borrower files with the Securities and Exchange Commission or any national securities exchange; provided that, if such proxy materials and reports, registration statements and other information are readily available on-line through EDGAR, such Borrower or Material Subsidiary shall not be obligated to furnish copies thereof;

               (vi) as soon as possible and in any event within 30 Business Days after such Borrower or any ERISA Affiliate knows or has reason to know
          (A) that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred that could have a material adverse effect on such Borrower or any Material Subsidiary of such Borrower or (B) that any other Termination Event with respect to any Plan has occurred or is reasonably expected to occur that could have a material adverse effect on such Borrower or any Material Subsidiary of such Borrower, a statement of the chief financial officer or chief accounting officer of such Borrower describing such Termination Event and the action, if any, which such Borrower proposes to take with respect thereto;

               (vii) promptly and in any event within 25 Business Days after receipt thereof by such Borrower or any ERISA Affiliate of such Borrower, copies of each notice received by such Borrower or any ERISA Affiliate of such Borrower from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

               (viii) within 30 days following request therefor by any Bank, copies of each Schedule B (Actuarial Information) to each annual report (Form 5500 Series) of such Borrower or any ERISA Affiliate of such Borrower with respect to each Plan;

               (ix) promptly and in any event within 25 Business Days after receipt thereof by such Borrower or any ERISA Affiliate of such Borrower from the sponsor of a Multiemployer Plan, a copy of each notice received by such Borrower or any ERISA Affiliate of such Borrower concerning (A) the imposition of a Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or expected to be incurred, by such Borrower or any ERISA Affiliate of such Borrower in connection with any event described in clause (A), (B) or (C) above that, in each case, could have a material adverse effect on such Borrower or any ERISA Affiliate of such Borrower;

               (x) not more than 60 days (or 105 days in the case of the last fiscal quarter of a fiscal year of such Borrower) after the end of each fiscal quarter of such Borrower, a certificate of an authorized financial officer of such Borrower stating the respective ratings, if any, by each of S&P and Moody's of the senior unsecured long-term debt of such Borrower as of the last day of such quarter;

               (xi) promptly after any withdrawal or termination of any letter of credit, guaranty, insurance or other credit enhancement referred to in the second to last sentence of Section 1.05 or any change in the indicated rating set forth therein or any change in, or issuance, withdrawal or termination of, the rating of any senior unsecured long-term debt of such Borrower by S&P or Moody's, notice thereof; and

               (xii) promptly after any officer of such Borrower obtains knowledge thereof, notice of (1) any material violation of, noncompliance with, or remedial obligations under, any Environmental Protection Statute or notification of such violation or noncompliance received from any Governmental Authority, and (2) any material release or threatened material release of Hazardous Substance or Hazardous Waste affecting any property owned, leased or operated by such Borrower or any Subsidiary of such Borrower that such Borrower or such Subsidiary is compelled by the requirements of any Environmental Protection Statute to report to any governmental agency, department, board or other instrumentality.

          (c) Maintenance of Insurance. Maintain, and cause each of its Material Subsidiaries (other than NewGP, if applicable) to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Material Subsidiaries operate, provided that such Borrower or any of its Subsidiaries may self-insure to the extent and in the manner normal for companies of like size, type and financial condition.

          (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subject Subsidiaries (other than the WCG Senior Notes Issuer) to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subject Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except (i) in the case of any Subject Subsidiary of such Borrower, where the failure of such Subject Subsidiary to so preserve, maintain, qualify and remain qualified could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of such Borrower and its Subject Subsidiaries taken as a whole; (ii) in the case of such Borrower, where the failure of such Borrower to preserve and maintain such rights, franchises and privileges and to so qualify and remain qualified could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of such Borrower and its Subject Subsidiaries taken as a whole; (iii) such Borrower and its Subject Subsidiaries may consummate any merger or consolidation permitted pursuant to Section 5.02(c); (iv) any Borrower and any of its Subject Subsidiaries may be converted into a limited liability company by statutory election; provided that any such conversion of a Borrower shall not affect its liabilities and obligations to the Banks pursuant to this Agreement and (v) Permitted Dispositions and other dispositions permitted hereunder.

          (e) Acceptable Security Interest. Cause an Acceptable Security Interest to exist at all times in all Collateral, except as to the Excluded Collateral and as otherwise contemplated by Section 5.01(g). Notwithstanding the foregoing, if TWC and its Subsidiaries, as applicable, have not entered into and duly executed a purchase and sale agreement (the "SALE AGREEMENT") for the Refineries on or before December 31, 2002, with an agreed closing date of no later than March 31, 2003, then TWC shall grant an Acceptable Security Interest over any part of the Refineries to the extent owned by TWC or any of its Subsidiaries within 15 Business Days of the earlier of (i) December 31, 2002, if the Sale Agreement in connection with such part of the Refineries has not been executed by December 31, 2002, and (ii) March 31, 2003, if the sale in connection with such part of the Refineries has not been fully and duly consummated and closed by March 31, 2003, and all filing fees, expenses, mortgage taxes and any other costs and expenses of the Collateral Agent or Collateral Trustee incurred in connection therewith shall be payable by TWC on demand.

          (f) Further Assurances. At any time and from time to time, such Borrower shall, at its expense, promptly execute and deliver to the Collateral Trustee and/or the Collateral Agent such further instruments and documents, and take such further action (including, without limitation, with respect to the granting of an Acceptable Security Interest, on any personal or real property of TWC, any Restricted Midstream Subsidiary which, on the date of this Agreement, is subject to any contractual restriction prohibiting the granting of such a Lien on such property, if such contractual restriction shall terminate prior to the Termination
     Date), as the Majority Banks may from time to time reasonably request, in order to further carry out the intent and purpose of the Credit Documents and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Collateral Trustee, Collateral Agent or any of the Banks, including the execution, delivery, recordation and filing of security agreements, financing statements and continuation statements under the law of any applicable jurisdiction and mortgages and deeds of trust necessary to grant an Acceptable Security Interest on all Collateral (other than any item of Collateral included in the definition of "Excluded Collateral" and subject to a contractual restriction prohibiting the granting of a Lien hereunder which contractual restriction has not terminated) of such Borrower and its Subsidiaries whether such Collateral is now owned, leased, possessed by license or any other means of acquiring a possessory interest or hereafter acquired or possessed (each such mortgage or deed of trust being an "Additional Mortgage"); provided, however, that neither NewGP, nor MLP, nor their respective Subsidiaries shall be required to grant a Lien on any of their property.

          (g) Post-Closing Requirements. On or before the dates more fully set forth in Schedule XIII hereto, the Borrowers shall satisfy, or shall cause satisfaction, of the items more fully set forth in such Schedule XIII.

          (h) Subsidiaries. (i) Give the Agent thirty days prior written notice of the creation or acquisition of any Subsidiary (other than (w) a Project Financing Subsidiary, (x) NewGP, (y) any Subsidiary of either NewGP or Apco Argentina, Inc., or (z) the WCG Senior Notes Issuer) and (ii) concurrently with the creation or acquisition of any such Subsidiary, cause such Subsidiary (other than (w) a Project Financing Subsidiary, (x) NewGP, (y) any Subsidiary of either MLP or NewGP, or (z) the WCG Senior Notes Issuer) to provide to the Collateral Agent a Security Agreement granting an Acceptable Security Interest in the Equity Interests of such Subsidiary for the benefit of the Collateral Trustee, appropriate legal opinions and, if such Subsidiary owns any real property, a Mortgage covering such real property, all of which shall be in the form and substance satisfactory to the Collateral Agent; provided, however, that the requirements set forth in this clause (ii) shall not apply to any Subsidiary of each Borrower newly created solely in connection with Permitted Dispositions or any sales and dispositions permitted by 5.02(l) so long as the Permitted Dispositions or other sales or dispositions are consummated within sixty (60) days of the creation of such Subsidiary; provided, further, that if such Permitted Disposition or other sale or disposition is not consummated within such sixty (60) day period, the requirements set forth in clause (ii) above shall apply with respect to such Subsidiary on the Business Day immediately following the end of such sixty (60) day period.

          (i) Bond Offerings. Cause the net proceeds from the TGPL Bond Offering to be maintained in a separate, segregated account in the name of TGPL to be used solely as set forth in the offering documents for the TGPL Bond Offering.

          (j) Midstream Subsidiaries. Cause the representation set forth in
     Section 4.01(o) to be true at all times; provided that, for purposes of this clause (j), Schedule XIV shall be deemed to be modified from time to time to reflect the (x) divestiture of Midstream Subsidiaries and (y) formation of new Midstream Subsidiaries, in each case to the extent such divestiture or formation has been made in accordance with the terms of this Agreement.

          (k) Cash Deposits. Maintain all or substantially all of its and its Subject Subsidiaries' cash deposits with one or more of the Banks party to this Agreement, other than any cash deposits held in local operational accounts or any international accounts.

          (l) Barrett Liquidity Reserve. Cause RMT to at all times maintain the "Borrower Liquidity Reserve" (as defined in the Barrett Loan Agreement).

          (m) Replacement of Legacy L/C with Letter of Credit. TWC shall cause the issuance of a letter of credit to replace a Legacy L/C to the extent the replacement of such Legacy L/C shall be necessary to prevent the occurrence of a default in relation to, and draw on, such Legacy L/C.

     Section 5.02. Negative Covenants. So long as any Note shall remain unpaid, any Advance shall remain outstanding or any Bank shall have any Commitment to any Borrower hereunder, no Borrower will, without the written consent of the Majority Banks:

          (a) Liens, Etc. Create, assume, incur or suffer to exist, or permit any of its Subject Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of its property, whether now owned or hereafter acquired, or assign or otherwise convey, or permit any such Subject Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt, trade payable or other obligation or liability of any Person (other than obligations or liabilities that are (i) neither Debt nor trade payables,
     (ii) incurred, and are owed to trading counterparties, in the ordinary course of the trading business of the Borrowers or any of their Subject Subsidiaries, (iii) secured only by cash, short-term investments or a Letter of Credit and (iv) permitted by Section 5.02(o)); provided, however, that, notwithstanding the foregoing, (1) the Borrowers or any of their Subject Subsidiaries may create, incur, assume or suffer to exist Permitted Liens and (2) RMT and RMT LLC may create, incur, assume or suffer to exist any Lien created pursuant to the Barrett Loan Agreement.

          (b) Debt.

               (i) In the case of TWC, permit the ratio of (A) the aggregate amount of Consolidated Debt of TWC and its Consolidated Subsidiaries to (B) the sum of the Consolidated Net Worth of TWC plus the aggregate amount of Consolidated Debt of TWC and its Consolidated Subsidiaries to exceed at any time (x) on or before December 30, 2002, 0.70 to 1.00, (y) after December 30, 2002 and on or before March 30, 2003,
          0.68 to 1.00 and (z) after March 30, 2003, 0.65 to 1.00; and

               (ii) In the case of any Borrower (other than TWC), permit the ratio of (A) the aggregate amount of Consolidated Debt of such Borrower and its Subsidiaries on a Consolidated basis, to (B) the sum of the Consolidated Net

          Worth of such Borrower plus the aggregate amount of Consolidated Debt of such Borrower and its Subsidiaries on a Consolidated basis to exceed at any time 0.55 to 1.00.

          (c) Merger and Sale of Assets. Merge or consolidate with or into any other Person, or sell, lease or otherwise transfer a material part of its assets, or permit any of their Major Subsidiaries (other than Apco Argentina, Inc. and its Subsidiaries, and New GP, if applicable) to merge or consolidate with or into any other Person, or sell, lease or otherwise transfer a material part of such Major Subsidiary's assets, except that this Section 5.02(c) shall not prohibit any sale or transfer permitted by
     Section 5.02 (l), (f), (o) or any Permitted Disposition.

          (d) Agreements to Restrict Certain Transfers. Enter into or suffer to exist, or permit any of its Subject Subsidiaries to enter into or suffer to exist, any consensual encumbrance or consensual restriction (except under governmental regulations) on its ability or the ability of any of its Subject Subsidiaries (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock or pay any Debt or other obligation owed to a Borrower or to any of its Subject Subsidiaries; or (ii) to make loans or advances to a Borrower or any Subject Subsidiary thereof, except, as to (i) and (ii) above, (1) encumbrances and restrictions on any Subsidiary that is not a Material Subsidiary, (2) those encumbrances and restrictions existing on July 31, 2002, (3) other customary encumbrances and restrictions now or hereafter existing of a Borrower or any Subsidiary thereof entered into in the ordinary course of business that are not more restrictive in any material respect than the encumbrances and restrictions with respect to a Borrower or its Subsidiaries existing on July 31, 2002, (4) encumbrances or restrictions on any Subsidiary that is obligated to pay Non-Recourse Debt arising in connection with such Non-Recourse Debt, (5) encumbrances and restrictions on Apco Argentina, Inc. or its Subsidiaries and (6) encumbrances and restrictions on any Subsidiary pursuant to the Barrett Loan Agreement.

          (e) Loans and Advances; Investments. (i) Make or permit to remain outstanding, or allow any of its Subject Subsidiaries to make or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any obligations or debt or Equity Interests of, any WCG Subsidiary, except that a Borrower and its Subject Subsidiaries may (1) permit to remain outstanding, and to replace or refinance, loans and advances and other financing arrangements to, or Equity Interest in, a WCG Subsidiary existing or owned (in the case of such Equity Interests) as of July 31, 2002 and listed on Exhibit E hereof, but no such replacement or refinancing shall exceed the amount of such loans, advances or other amounts outstanding immediately prior to such replacement or refinancing, (2) pursuant to the WCG Unwind Transaction, acquire and own the promissory notes referred to in clause (ii) of the definition herein of WCG Unwind Transaction, (3) receive any distribution from WCG or any Subsidiary thereof in connection with the bankruptcy proceedings of WCG or any Subsidiary thereof and (4) purchase WCG Note Trust Bonds in accordance with Section 5.02(o). Except for those investments permitted in subsections (1), (2) and (3) above, no Borrower shall, and no Borrower shall permit any of its Subject Subsidiaries to, acquire or otherwise invest in


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

     Equity Interests in, or make any loan or advance to, a WCG Subsidiary; and
     (ii) to the extent not expressly permitted by the terms of this Agreement,
     (x) amend or modify in any manner the Barrett Loans or the Barrett Loan Agreement on terms or conditions which would (1) increase the collateral therefor to include assets not owned by Barrett on the date hereof except for assets acquired hereafter by Barrett in the ordinary course of business as presently conducted by Barrett, (2) shorten the maturity of the Barrett Loans or (3) add any additional obligors with respect thereto or (y) replace or refinance the Barrett Loans unless the Board of Directors of TWC shall determine by resolution that such replacement or refinancing is on the best terms reasonably available to TWC or Barrett at such time.

          (f) Maintenance of Ownership of Certain Subsidiaries. Sell, issue or otherwise dispose of, or create, assume, incur or suffer to exist any Lien on or in respect of, or permit any of its Subsidiaries to sell, issue or otherwise dispose of or create, assume, incur or suffer to exist any Lien on or in respect of, any Equity Interests or any direct or indirect interest in any Equity Interests in any of its Material Subsidiaries (other than NewGP, if applicable, the Refineries, MAPL, Seminole and their respective Subsidiaries and the Persons or assets referenced on Schedule
     VII); provided, however, that this Section 5.02(f) shall not prohibit (i) Permitted Liens, (ii) the sale or other disposition of the Equity Interests in any Subsidiary of a Borrower to the Borrower or any Wholly-Owned Subsidiary of a Borrower if, but only if, (x) there shall not exist or result a Default or Event of Default and (y) in the case of each sale or other disposition referred to in this proviso involving such Borrower or any of its Subsidiaries, such sale or other disposition could not reasonably be expected to impair materially the ability of such Borrower to perform its obligations hereunder and under any other Credit Document and such Borrower shall continue to exist, (iii) any Subsidiary from selling or otherwise disposing of any direct or indirect Equity Interests in any Subsidiary (other than TGPL, TGT, or NWP) of a Borrower, (iv) any RMT Asset Disposition, (v) the sale or other disposition of the Equity Interests in any Subsidiary of TWC pursuant to, and in accordance with the Barrett Loan Agreement and (vi) any Permitted Disposition; provided that, except with respect to any Permitted Disposition, or any RMT Asset Disposition, after giving effect to any such sale or other disposition of any Equity Interests owned directly or indirectly by a Major Subsidiary, such Subsidiary continues to be a Major Subsidiary. Nothing herein shall be construed to permit the Borrower or any of its Subject Subsidiaries to purchase shares, any interest in shares or any ownership interest in a WCG Subsidiary except as permitted by Section 5.02(e).

          (g) Compliance with ERISA. (i) Terminate, or permit any ERISA Affiliate of such Borrower to terminate, any Plan so as to result in any material liability of such Borrower or any Material Subsidiary (other than NewGP, if applicable) of such Borrower (including, in the case of TWC, any material WCG Subsidiary) or any such ERISA Affiliate to the PBGC, if such material liability of such ERISA Affiliate could reasonably be expected to have a material adverse effect on such Borrower or any Material Subsidiary (other than NewGP, if applicable) of such Borrower, or (ii) permit to occur any Termination Event with respect to a Plan which would have a material adverse effect


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

     on such Borrower or any Subject Subsidiary of such Borrower (including, in the case of TWC, any material WCG Subsidiary).

          (h) Transactions with Related Parties. Make any sale to, make any purchase from, extend credit to, make payment for services rendered by, or enter into any other transaction with, or permit any Material Subsidiary of such Borrower to make any sale to, make any purchase from, extend credit to, make payment for services rendered by, or enter into any other transaction with, any Related Party of such Borrower or of such Material Subsidiary unless as a whole such sales, purchases, extensions of credit, rendition of services and other transactions are (at the time such sale, purchase, extension of credit, rendition of services or other transaction is entered into) on terms and conditions reasonably fair in all material respects to such Borrower or such Material Subsidiary in the good faith judgment of such Borrower.

          (i) Guarantees. After July 31, 2002, enter into any agreement to guarantee or otherwise become contingently liable for, or permit any of its Subject Subsidiaries to guarantee or otherwise become contingently liable for, Debt or any other obligation of any WCG Subsidiary or to otherwise assure a WCG Subsidiary, or any creditor of a WCG Subsidiary, against loss, except as set forth in Exhibit M.

          (j) Sale and Lease-Back Transactions. Enter into, or permit any of its Subject Subsidiaries (other than Apco Argentina, Inc.) to enter into, any Sale and Lease-Back Transaction, if after giving effect thereto such Borrower would not be permitted to incur at least $1.00 of additional Debt secured by a Lien permitted by paragraph (y) of Schedule VI.

          (k) Use of Proceeds. Use any proceeds of any Advance for any purpose other than general corporate purposes relating to the business of a Borrower and its Subsidiaries, but excluding in the case of TWC, any WCG Subsidiary (including, without limitation, repurchases by TWC of its capital stock, working capital and capital expenditures), or use any such proceeds in any manner which violates or results in a violation of law; provided, however, that no proceeds of any Advance will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (other than any purchase of common stock of any corporation, if such purchase is not subject to Sections 13 and 14 of the Securities Exchange Act of 1934 and is not opposed, resisted or recommended against by such corporation or its management or directors, provided that the aggregate amount of common stock of any corporation (other than Apco Argentina Inc., a Cayman Islands corporation), purchased during any calendar year shall not exceed 1% of the common stock of such corporation issued and outstanding at the time of such purchase) or in any manner which contravenes law, and no proceeds of any Advance will be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System). No Borrower may use any Advance to make any loan or advance to, or to own, purchase or acquire any obligations or debt securities of, any WCG Subsidiary or to acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary, provided, however, that nothing contained


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

     herein shall prohibit or otherwise restrict the ability of TWC or any Subsidiary of TWC to use the proceeds of any Advance to own, purchase or acquire the WCG Senior Notes pursuant to the WCG Refinancing Transaction. Notwithstanding anything to the contrary contained herein, if any, (i) with respect to EMT, proceeds of any Advance shall only be used, directly or indirectly, as necessary for the orderly disposition of the Trading Book and (ii) no proceeds of any Advance shall be used to pay any principal amounts outstanding, interest, fees or other costs with respect to the Barrett Loan, it being understood that proceeds of any Advance may be used to support margin requirements with regard to Hedging Agreements on oil and gas.

          (l) Asset Disposition. Sell, lease, transfer or otherwise dispose of, or permit any of their Material Subsidiaries or the Guarantors to sell, lease, transfer or otherwise dispose of, any property of the Borrowers or any Guarantor or any Material Subsidiary of the Borrowers, except:

               (i) sales of inventory in the ordinary course of business and on reasonable terms;

               (ii) sales of worn out, surplus, or obsolete equipment in the ordinary course of business, if no Event of Default exists at the time of such sale;

               (iii) replacement of equipment in the ordinary course of business with other equipment at least as useful and beneficial to TWC or its Material Subsidiaries and their respective businesses as the equipment replaced if no Event of Default exists at the time of such replacement and an Acceptable Security Interest exists in such other equipment at the time of such replacement;

               (iv) sales of other immaterial Property (other than Equity Interests, Debt or other obligations of any Subsidiary) in the ordinary course of business and on reasonable terms, if no Event of Default exists at the time of such sale; provided that Property may not be sold pursuant to this clause (iv) if the aggregate fair market value of all Property sold pursuant to this clause (iv) exceeds $250,000 in any year;

               (v) sales or other dispositions of assets which are not Collateral for cash in arm's length transactions;

               (vi) sales, leases, transfers or other dispositions of the Refineries (in whole or in part, including to each other);

               (vii) the MAPL Asset Disposition and Seminole Asset Disposition;

               (viii) sales or other dispositions of assets of NewGP or its Subsidiaries and the transfer by Williams GP LLC to NewGP of the general partnership interests and incentive distribution rights in MLP;

               (ix) Permitted Dispositions;


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

               (x) sale of Equity Interests in NewGP;

               (xi) transfers by the Guarantors to other Guarantors and transfers by non-Guarantor Subsidiaries to any other Subsidiary, in each case in the ordinary course of business;

               (xii) transfers to the State of California of up to 6 turbines in connection with the settlement of the California Proceedings;

               (xiii) the Arctic Fox Capital Contribution; and

               (xiv) transfers of Assets and Property by Subsidiaries of TGT which may not be restricted pursuant to that certain Indenture dated as of April 11, 1994 between TGT, as Issuer, and The Chase Manhattan Bank, as Trustee;

     provided that (A) 50% of the gross cash proceeds resulting from any disposition of Collateral permitted pursuant to clauses (ii), (iv) through
     (vii), (ix) and (x), shall be deposited immediately upon receipt to the Collateral Account to be maintained with, and under the control of, the Collateral Trustee pursuant to the Collateral Trust Agreement and applied in accordance with the terms and conditions of the L/C Agreement and this Agreement and (B) assets disposed of pursuant to clauses (i) through (v) shall not constitute a material part of the assets of TGPL, TGT or NWP and
     (C) with respect to any Collateral replaced, exchanged or transferred (in the case of clause (xi) only), or any non-cash proceeds received from the sale, transfer or other disposition of Collateral, in each case pursuant to this Section 5.02(l), such Borrower shall undertake all actions as more fully set forth in, and subject to, Section 5.01(f) to (1) grant an Acceptable Security Interest in favor of the Collateral Trustee on any new Collateral resulting from any such replacement or exchange or on the non-cash proceeds received from the sale or other disposition of Collateral and (2) in the case of Collateral transferred pursuant to clause (xi), to maintain an Acceptable Security Interest on such transferred Collateral.

          In connection with a requested release of Collateral pursuant to this
     Section 5.02(l), TWC shall deliver a Release Notice (as defined in the Collateral Trust Agreement) to the Collateral Trustee and the Collateral Trustee shall be required to forward such notice to the designated group pursuant to the terms of Section 2.5 of the Collateral Trust Agreement. If the notice period specified in the Collateral Trust Agreement expires prior to the Collateral Trustee receiving any objection to the specified release, then (x) the Collateral Trustee will execute and deliver all documents as may reasonably be requested to effect a release of the Liens on any such Collateral held by the Collateral Trustee pursuant the Collateral Trust Agreement and other L/C Collateral Documents, (y) any Guarantor that is the owner of the assets subject to a disposition permitted pursuant to this
     Section 5.02(l) and whose entire Equity Interests are being conveyed in connection with such disposition, together with the Subsidiary or Subsidiaries that own such Equity Interests with respect to such ownership, shall be automatically released as a Guarantor under the Midstream Guaranty and as a party, or parties as applicable, to the Collateral Trust Agreement, Pledge Agreement and Security


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

     Agreement and (z) each Bank shall be deemed to have affirmatively approved the release of such Collateral and to the extent applicable, the release of such Guarantor and its owners, to the extent applicable, from the terms and conditions of the Midstream Guaranty, Collateral Trust Agreement, Pledge Agreement and Security Agreement.

          Notwithstanding anything in this Section 5.02(l) to the contrary, and for greater certainty, nothing in this Agreement shall prohibit (1) a transfer of Equity Interests of RMT from TWC to RMT LLC or any RMT Asset Disposition or (2) TWC or any of its Subsidiaries (including RMT LLC, RMT and their respective Subsidiaries) from selling, leasing, transferring or otherwise disposing of any property of the Borrowers or any Subsidiaries of the Borrowers in accordance with the provisions of the Barrett Loan Agreement. For the avoidance of doubt, modification or limitation of voting rights with respect to any Equity Interests shall not constitute a disposition of property.

          The Banks hereby acknowledge that Williams Midstream Natural Gas, Inc. has entered into a storage lease more fully described on Schedule V attached hereto. The property subject to the lease is encumbered by Liens granted pursuant to the Security Documents. The Banks hereby authorize and instruct the Collateral Trustee to execute the Non-Disturbance and Attornment Agreement substantially in the form attached hereto as part of
     Schedule V.

          (m) Cash Flow to Interest Expense Ratio. Permit, for any period of four consecutive quarters, the ratio of (A) the sum of Cash Flow of any Borrower plus Interest Expense of such Borrower to (B) Interest Expense of such Borrower to be less than 1.5 to 1.0.

          (n) Restricted Payments. (i) Other than in connection with the Castle Transaction, the Arctic Fox Capital Contribution and the Plowshare Transaction, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Person thereof) as such, or permit any of its Subject Subsidiaries (other than Apco Argentina, Inc., TGT (to the extent there exists any contractual restriction prohibiting the Subsidiaries of TGT from restricting their ability to pay dividends) and their respective Subsidiaries) to do any of the foregoing, (ii) permit any of its Subject Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in TWC or (iii) permit its Subject Subsidiaries to make any prepayment with respect to any Debt (other than Debt issued or incurred in connection with the Progeny Facilities and related documents, Debt issued or incurred in connection with the terms of
     Section 2.04(c), Debt issued prior to July 31, 2002 pursuant to the certain Indenture dated May 1, 1990 with Transco Energy Company as issuer and Bank of New York as trustee, as supplemented from time to time, the WCG Note Trust Bonds, Debt under the Barrett Loan Agreement, Debt of Subsidiaries of TGT and Debt incurred in connection with the UBOC Turbine Financing) or repurchase any Debt securities except any repurchase or prepayment as required by the terms thereof in effect on July 31, 2002,


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

     except that, so long as no Default shall have occurred and be continuing at the time of any action described in clauses (i), (ii) (other than with respect to RMT LLC and its Subsidiaries) and (iv) below or would result therefrom:

               (i) TWC may (A) declare and pay cash dividends and distributions on its (1) 9 7/8% Cumulative Convertible Preferred Stock, (2) December 2000 Cumulative Convertible Preferred Stock and (3) March 2001 Mandatorily Convertible Single Reset Preferred Stock, (B) declare and pay cash dividends and distributions on TWC Preferred Stock issued on or after July 30, 2002 in form and substance satisfactory to the Agent and (C) in any Fiscal Quarter, declare and pay cash dividends to its holders of common stock and purchase, redeem, retire or otherwise acquire shares of its own outstanding common stock for cash if after giving effect thereto the aggregate amount of such dividends, purchases, redemptions, retirements and acquisitions paid or made in any such Fiscal Quarter would be not greater than the sum of $6,250,000;

               (ii) TWC or any Subsidiary of TWC may (A) declare and pay cash dividends or pay subordinated loans owed to TWC or any Subsidiary of TWC (as the case may be), (B) declare and pay cash dividends or pay subordinated loans, in each case in the ordinary course of business consistent with past practice, owed to any other Subsidiary of TWC (and payments to the holders of the Designated Minority Interests made concurrently with and in the same form as the payments to Subsidiaries of TWC);

               (iii) TWC or any Subsidiary of TWC may make payments to non-Subsidiaries to the extent required under Financing Transactions or other agreements in effect as of July 31, 2002, including without limitation payments made in connection with a downgrade by S&P and Moody's of TWC's senior unsecured long-term debt rating; and

               (iv) TWC or any Subsidiary of TWC may make payments to non-Subsidiaries to the extent required under the organizational documents of the Deepwater JV.

          (o) Investments in Other Persons. Make or hold, or permit any of its Subject Subsidiaries to make or hold, any Investment in any Person, except:

               (i) equity Investments by a Borrower and its Subsidiaries in their Subsidiaries outstanding on July 31, 2002 and additional Investments in Subsidiaries engaged in businesses reasonably related to the businesses carried on by such Borrower and its Subsidiaries on July 31, 2002 (including without limitation the Arctic Fox Capital Contribution) provided that any such additional cash Investments shall not exceed $75,000,000 annually, except to the extent such cash Investments are immediately returned to the Person making such Investment as a dividend, distribution or repayment of Debt;


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

               (ii) loans and advances to employees in the ordinary course of the business of a Borrower and its Subsidiaries as presently conducted;

               (iii) Investments of a Borrower and its Subsidiaries in Cash Equivalents;

               (iv) Investments existing on July 31, 2002 or commitments for such Investments existing on July 31, 2002 and Investments made pursuant to such commitments made after July 31, 2002;

               (v) Investments by a Borrower and its Subsidiaries in Hedge Agreements entered into in the ordinary course of business and not for speculative purposes;

               (vi) Investments consisting of intercompany debt;

               (vii) Investments consisting of (A) the purchase of WCG Note Trust Bonds in an aggregate principal amount not to exceed $75,000 or
          (B) the Equity Interests in the WCG Senior Notes Issuer;

               (viii) Investments by Apco Argentina, Inc. or its Subsidiaries in accordance with applicable laws and their governing documents; provided that such Investments shall only be made using cash generated solely by their business, operations and financings;

               (ix) Investments not exceeding $12,000,000 in Williams Coal Seam Gas Royalty Trust units pursuant to agreements in place on the date hereof; provided that the purchase price of such units shall not exceed the then existing market price for such units;

               (x) Investments consisting of the acquisition of Equity Interests of the Deepwater JV in exchange for the contribution of Deepwater Assets to the Deepwater JV and Investments made to maintain such Equity Interests;

               (xi) Investments in Persons that are not Subsidiaries required to be made by TWC or any of its Subsidiaries in order to avoid default pursuant to agreements in existence on July 31, 2002;

               (xii) any Investments necessary to maintain, in accordance with the partnership agreement, the 2% general partnership interest of NewGP in the MLP; provided, that the aggregate annual amount of such Investments under this clause (xii) shall not exceed $10,000,000;

               (xiii) Investments permitted pursuant to Section 5.02(e);

               (xiv) the Investment in the 0.2% general partnership interest in West Texas LPG Pipelines;


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

               (xv) Investments by EMT contemplated by the UBOC Turbine Financing; and

               (xvi) other Investments in an aggregate amount invested not to exceed $50,000,000 annually; provided that, with respect to Investments made under this clause (xvi), (1) any newly acquired or organized Subsidiary of a Borrower or any of its Subsidiaries shall be a Wholly-Owned Subsidiary thereof; (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; and (3) any company or business acquired or invested in pursuant to this clause (xvi) shall be in the same line of business as the business of a Borrower or any of its Subsidiaries.

          (p) Subsidiary Debt. Permit any of its Subject Subsidiaries to create, incur, assume or suffer to exist Debt, other than (except as set forth in either Section 6(f) of the LLC Guaranty or Section 6(e) of the Holdings Guaranty) (i) Debt incurred, assumed or suffered to exist by TGPL, TGT, NWP, or Apco Argentina, Inc. or their Subsidiaries, (ii) Debt incurred, assumed or suffered to exist by Subsidiaries (other than those referred to in clause (i) and the Subsidiaries the stock of which is pledged under the Pledge Agreement (as defined in the L/C Agreement)) in an aggregate amount not to exceed $50,000,000 at any one time outstanding, (iii) Debt in existence on July 31, 2002, (iv) Debt under the Guaranties, (v) Debt of the Project Financing Subsidiaries; (vi) Debt under the Barrett Loan Agreement
     (vii) Debt consisting of intercompany debt so long as obligations of the debtors thereunder are subordinated to their obligations under the Credit Documents and are incurred in the ordinary course of the cash management systems of the Borrowers and their Subsidiaries, (viii) any Permitted Refinancing Debt incurred in exchange for, or the net proceeds of which are used to refund, refinance or replace Debt permitted to be incurred under this clause (p), and (ix) Debt incurred in connection with the Deepwater Transactions and the UBOC Turbine Financing.

          (q) Agreement to Restrict Transfers to NewGP. In the case of TWC, transfer, or permit any of its Subject Subsidiaries to transfer, any property to NewGP, except a transfer to NewGP of the Equity Interest in MLP held by Williams GP LLC or any other transfer necessary to maintain the 2% general partnership interest of NewGP in MLP; provided that the aggregate annual amount of such Investments under this Section 5.02(q) shall not exceed $10,000,000.

          (r) Cash Collateralization of Legacy L/Cs. In the case of TWC, from July 31, 2002, prepay any Progeny Facility or reduce the commitment of any lender under any Progeny Facility, or cash collateralize any Legacy L/Cs; provided, that TWC may (i) prepay any Progeny Facility, (ii) reduce the commitment of any lender under any Progeny Facility and (iii) cash collateralize any Legacy L/Cs under any of the following circumstances:

          (1)  TWC may apply Net Cash Proceeds as required by Section 2.04(c);


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

          (2) TWC may pay principal of a Progeny Facility as such principal matures, and make any required prepayment or reduction of the commitments of any lender thereunder, in each case in accordance with the terms of such Progeny Facility in effect on July 31, 2002, and may prepay any such Progeny Facility simultaneously with the disposition of the assets associated with such Progeny Facility;

          (3) TWC may make prepayments, reductions of commitments and cash collateralizations on a pro-rata basis to (x) the permanent ratable reduction of the outstanding amounts of the Progeny Facilities and (y) cash collateralize the Legacy L/Cs until and unless the Legacy L/Cs are fully cash collateralized, in which case such prepayments, reductions of commitments or cash collateralizations may be made on a pro-rata basis to the permanent ratable reduction of the outstanding amounts of the Progeny Facilities;

          (4) TWC, in its sole absolute discretion, make any prepayment, commitment reduction or cash collateralization of the type set forth in clauses (i) through (iii) above in an aggregate amount not to exceed $65,000,000 per annum; and

          (5) TWC may prepay, defease or otherwise satisfy in whole or in part all of its obligations arising under the Letter of Credit and Reimbursement Agreement dated as of May 15, 1994, among Tulsa Parking Authority, TWC, Bank of Oklahoma, National Association, and Bank of America, N.A. (formerly NationsBank of Texas, N.A.), relative to Tulsa Parking Authority First Mortgage Revenue Bonds, as amended, and all documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection therewith.

          For the avoidance of doubt, nothing in this Section 5.02(r) shall limit or restrict TWC from any payment or taking any action that is required by the terms of any Progeny Facility or Legacy L/Cs in effect on the date hereof.


                                   Article VI

                                EVENTS OF DEFAULT

     Section 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) Any Borrower (i) shall fail to pay any principal of any Advance or of any Note executed by it when the same becomes due and payable, (ii) shall fail to pay any interest on any Advance or on any Note or (iii) shall fail to pay any fee or other amount


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

     to be paid by it hereunder or under any Credit Document to which it is a party within ten days after the same becomes due and payable; or

          (b) Any certification, representation or warranty made by any Borrower or Guarantor herein or in any other Credit Document or by any Borrower or Guarantor (or any officer of any Borrower or Guarantor) in writing under or in connection with this Agreement or in any other Credit Document or any instrument executed in connection herewith (including, without limitation, representations and warranties deemed made pursuant to Section 3.02 or 3.03) shall prove to have been incorrect in any material respect when made or deemed made; or

          (c) Any Borrower or Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(b) on its part to be performed or observed and such failure shall continue for ten Business Days after the earlier of the date notice thereof shall have been given to such Borrower by the Agent or any Bank or the date such Borrower shall have knowledge of such failure, (ii) any term, covenant or agreement contained in this Agreement (other than a term, covenant or agreement contained in Section 5.01(b) or Section 5.02), any Note or any other Credit Document on its part to be performed or observed and such failure shall continue for five Business Days after the earlier of the date notice thereof shall have been given to such Borrower by the Agent or any Bank or the date such Borrower or Guarantor, as applicable shall have knowledge of such failure or (iii) any term, covenant or agreement contained in Section 5.02; or

          (d) Any Borrower or any Subsidiary of any Borrower shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $60,000,000 in the aggregate (excluding Debt incurred pursuant to any Advance) of such Borrower and/or a Subsidiary of such Borrower (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than (i) by a regularly scheduled required prepayment, (ii) as required in connection with any permitted sale of assets, (iii) as required in connection with any casualty or condemnation or (iv) as required pursuant to an illegality event of the type set forth in Section 2.12), prior to the stated maturity thereof; provided, however, that the provisions of this
     Section 6.01(d) shall not apply to any Non-Recourse Debt of any Non-Borrowing Subsidiary of a Borrower; or

          (e) Any Borrower or any Material Subsidiary of any Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any


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

     proceeding shall be instituted by or against any Borrower or any Material Subsidiary of any Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period, of 60 days; or any Borrower or any Material Subsidiary of any Borrower shall take any action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess of $60,000,000 shall be rendered against any Borrower or any Material Subsidiary of any Borrower and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (g) Any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to any Borrower by the Agent, (i) such Termination Event shall still exist and (ii) the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or in the case of a Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $75,000,000; or

          (h) Any Borrower or any ERISA Affiliate of any Borrower shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $75,000,000 in the aggregate or requires payments exceeding $50,000,000 per annum;

          (i) Any Borrower or any ERISA Affiliate of any Borrower shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrowers and their respective ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years which include July 31, 2002 by an amount exceeding $75,000,000;

          (j) Any provision (other than any provision excepted from, or subject to a qualification in, the opinion delivered pursuant to Section 3.01(c), but only to the extent of such exception or qualification) of any L/C Collateral Document for any reason is not


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

     a legal, valid, binding and enforceable obligation of any Borrower or Guarantor party thereto or any Borrower or Guarantor party thereto shall so state in writing;

          (k) Any material portion of the Collateral that is not covered by adequate insurance shall be destroyed or any material portion of the Collateral shall otherwise become unavailable for use by its owner for a period in excess of 30 days (or 90 days if such owner has business interruption insurance adequate to cover the loss to it resulting from such Collateral being unavailable for use) or title to any material portion of the Collateral shall be successfully challenged; or

          (l) Any "Default" or "Event of Default" as defined in any L/C Collateral Document shall occur.

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of Banks owed more than 50% in principal amount of the A Advances then outstanding or, if no A Advances are then outstanding, Banks having more than 50% of the principal amount of the Commitments, by notice to the Borrowers, declare all of the Commitments and the obligation of each Bank to make Advances to be terminated, whereupon all of the Commitments and each such obligation shall forthwith terminate, and (ii) shall at the request, or may with the consent, of Banks owed more than 50% in principal amount of the A Advances then outstanding or if no A Advances are then outstanding, Banks having more than 50% of the Commitments, or, if no A Advances are then outstanding and all Commitments have terminated, Banks owed more than 50% in principal amount of the B Advances then outstanding, by notice to the Borrower as to which an Event of Default exists (determined as contemplated by the definition herein of Events of Default), declare the principal of the Advances of such Borrower, all interest thereon and all other amounts payable by such Borrower under this Agreement and any other Credit Document to be forthwith due and payable, whereupon such principal of the Advances, such interest and all such amounts shall become and be forthwith due and payable, without requirement of any presentment, demand, protest, notice of intent to accelerate, further notice of acceleration or other further notice of any kind (other than the notice expressly provided for above), all of which are hereby expressly waived by each Borrower; provided, however, that in the event of any Event of Default described in Section 6.01(e), (A) the obligation of each Bank to make Advances shall automatically be terminated and
(B) the principal of the Advances outstanding, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by each Borrower. For purposes of this Section 6.01, any Advance owed to an SPC shall be deemed to be owed to its Designating Bank.

                                   Article VII

                                    THE AGENT

     Section 7.01. Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as


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

are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of the terms of this Agreement or collection of the principal of, and interest on the Advances, fees and any other amounts due and payable pursuant to this Agreement), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Banks owed more than 50% of the principal amount of the A Advances then outstanding is owed or, if no A Advances are then outstanding, Banks having more than 50% of the Commitments (or, if no A Advances are then outstanding and all Commitments have terminated, upon the instructions of Banks owed more than 50% of the principal amount of the B Advances then outstanding), and such instructions shall be binding upon all Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to any Note, this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

     Section 7.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat a Bank as the obligee of any Advance or, if applicable, the payee of any Note until the Agent receives and accepts a Transfer Agreement executed by a Borrower (if required pursuant to Section 8.06), the Bank which the assignor Bank, and the assignee in accordance with the last sentence of Section 8.06(a); (ii) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with any Note, this Agreement or any other Credit Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Credit Document on the part of any Borrower or Guarantor or to inspect the property (including the books and records) of any Borrower or Guarantor; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto (including any Note requested by a Bank, delivered to a Bank pursuant to Section 8.06 or otherwise held by a Bank); and (vi) shall incur no liability under or in respect of any Note or this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     Section 7.03. CUSA, Chase, Commerzbank, Credit Lyonnais and Affiliates. With respect to its Commitments, the Advances made by it and the Notes, if any, issued to it, CUSA shall have the same rights and powers under any such Note and this Agreement as any other Bank and may exercise the same as though it was not the Agent; with respect to its Commitments, the Advances made by it and the Notes, if any, issued to it, each of Chase, Commerzbank and Credit Lyonnais shall have the rights and powers under any Note and this


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

Agreement as any other Bank and may exercise the same as though it was not a Co-Syndication Agent or Documentation Agent, as the case may be. The term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each of Chase, Commerzbank and Credit Lyonnais in its individual capacity. Chase, Commerzbank and Credit Lyonnais and the respective affiliates of each may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any Subsidiary of any Borrower, any Person who may do business with or own, directly or indirectly, securities of any Borrower or any such Subsidiary and any other Person, all as if Chase and Commerzbank were not the Co-Syndication Agents and Credit Lyonnais were not the Documentation Agent without any duty to account therefor to the Banks.

     Section 7.04. Bank Credit Decision. Each of the Banks and the other beneficiaries of any L/C Collateral Document parties hereto (both on its own behalf and on behalf of any of its affiliates that is a beneficiary of any L/C Collateral Document) acknowledges that it has, independently and without reliance upon the Collateral Trustee, Agent, any Co-Syndication Agent, the Documentation Agent, the Arranger or any other Bank and based on the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Banks and the other beneficiaries of any Security Document parties hereto (both on its own behalf and on behalf of any of its Affiliates that is a beneficiary of any Security Document) also acknowledges that it will, independently and without reliance upon the Collateral Trustee, Agent, any Co-Syndication Agent, the Documentation Agent, the Arranger or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Credit Documents. Neither the Collateral Trustee nor the Collateral Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Person with any credit or other information with respect thereto, whether coming into its possession before the issuance of any Letter of Credit or at any time or times thereafter.

     Section 7.05. Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective principal amounts of the A Advances then owed to each of them (or if no A Advances are at the time outstanding, ratably according to either (i) the respective amounts of their Commitments to TWC, or (ii) if all Commitments to TWC have terminated, the respective amounts of the Commitments to TWC immediately prior to the time the Commitments to TWC terminated), from and against any and all claim, damages, losses, liabilities, obligations, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and disbursements of counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Credit Document or any action taken or omitted by the Agent under this Agreement or any other Credit Document (EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LOSS, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT, BUT EXCLUDING ANY SUCH CLAIM, DAMAGE, LOSS, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT). IT IS THE INTENT OF THE PARTIES HERETO THAT THE AGENT SHALL, TO THE EXTENT PROVIDED IN


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

THIS SECTION 7.05, BE INDEMNIFIED FOR ITS OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement to the extent that the Agent is not reimbursed for such expenses by the Borrowers.

     Section 7.06. Successor Agent. The Agent may resign at any time as Agent under this Agreement by giving written notice thereof to the Banks and the Borrowers and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint, with the consent of TWC (which consent shall not be unreasonably withheld and shall not be required if an Event of Default exists), a successor Agent from among the Banks. If no successor Agent shall have been so appointed by the Majority Banks with such consent, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a Bank which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent under this Agreement by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and shall function as the Agent under this Agreement, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     Section 7.07. Co-Syndication Agents; Documentation Agent. The other agents, Collateral Trustee, Co-Syndication Agents and the Documentation Agent have no duties or obligations under this Agreement. None of the other agents, Collateral Trustee, Co-Syndication Agents or the Documentation Agent shall have, by reason of this Agreement, the Notes or any other Credit Document if any, a fiduciary relationship in respect of any Bank or the holder of any Note, and nothing in this Agreement or the Notes, express or implied, is intended or shall be so construed to impose on any of the other agents, Collateral Trustee, Co-Syndication Agents or the Documentation Agent any obligation in respect of this Agreement or the Notes or any other Credit Document.

                                  Article VIII

                                  MISCELLANEOUS

     Section 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for


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

which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the outstanding Advances or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the outstanding Advances or any fees or other amounts payable hereunder, (e) take any action which requires the signing of all the Banks pursuant to the terms of this Agreement, (f) change the definition of Majority Banks or otherwise change the percentage of the Commitments or of the aggregate unpaid principal amount of the A Advances or B Advances, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Agreement, (g) amend, waive any provision of, or consent to any departure by any Borrower from, Section 2.04(c) or this Section 8.01 or (h) release any of the Collateral (except as contemplated by the terms of Section 5.02(1) and Schedule VII on the date hereof); and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under any Note or this Agreement.

     Section 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Bank, as specified opposite its name on Schedule I hereto or specified pursuant to Section 8.06(a); if to any Borrower, as specified opposite its name on Schedule II hereto; and if to CUSA, as Agent, to its address at 2 Penns Way, Suite 200, New Castle, Delaware 19720 (telecopier number: (302) 894-6120), Attention: Williams Account Officer, with a copy to Citicorp North America, Inc., 1200 Smith Street, Suite 2000, Houston, Texas 77002 (telecopier number: (713) 654-2849), Attention: The Williams Companies, Inc. Account Officer; or, as to any Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when received in the mail, sent by telecopier to any party to the telecopier number as set forth herein or on Schedule I or Schedule II or specified pursuant to Section 8.06(a) (or other telecopy number specified by such party in a written notice to the other parties hereto), delivered to the telegraph company, telexed to any party to the telex number set forth herein or on Schedule I or Schedule II or specified pursuant to Section 8.06(a) (or other telex number designated by such party in a written notice to the other parties hereto), confirmed by telex answerback, or delivered to the cable company, respectively, except that notices and communications to the Agent shall not be effective until received by the Agent. Any notice or communication to a Bank shall be deemed to be a notice or communication to any SPC designated by such Bank and no further notice to an SPC shall be required. Delivery by telecopier of an executed counterpart of this Agreement or any other Credit Document shall be effective as delivery of a manually executed counterpart thereof.

     Section 8.03. No Waiver; Remedies. No failure on the part of any Bank, the Collateral Trustee, the Surety Administrative Agent or the Agent to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise


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

of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

     Section 8.04. Costs and Expenses.

          (a) (i) TWC agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Arranger and the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes, if any, the other Credit Documents and the other documents to be delivered under this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement and any Note, and (ii) each Borrower agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses, which may include allocated costs of in-house counsel), of the Agent and each Bank in connection with the enforcement (whether before or after the occurrence of an Event of Default and whether through negotiations (including formal workouts and restructurings), legal proceedings or otherwise) against such Borrower or any Guarantor of any Note of such Borrower, this Agreement or any Credit Document.

          (b) If any payment (or purchase pursuant to Section 2.11(c)) of principal of, or Conversion of, any Eurodollar Rate Advance or B Advance made to any Borrower is made other than on the last day of an Interest Period relating to such Advance (or in the case of a B Advance, other than on the original scheduled maturity date thereof), as a result of a payment pursuant to Section 2.10 or 2.12 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason or as a result of any purchase pursuant to Section 2.11 (c) or any Conversion, such Borrower shall, upon demand by any Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of any such payment, purchase or Conversion, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance.

          (c) Each Borrower agrees, to the fullest extent permitted by law, to indemnify and hold harmless the Agent, the Arranger and each Bank and each of their respective directors, officers, employees and agents from and against any and all claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) for which any of them may become liable or which may be incurred by or asserted against the Agent, the Arranger or such Bank or any such director, officer, employee or agent (other than by another Bank or any successor or assign of another Bank), in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not the Agent, the Arranger or such Bank or any such director, officer, employee or agent is a party thereto, arising out of, related to or in connection with this Agreement or any transaction in which any proceeds of all or any part of the Advances are applied (EXPRESSLY INCLUDING ANY


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

     SUCH CLAIM, DAMAGE, LOSS, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH CLAIM, DAMAGE, LOSS, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY). IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 8.04(C), BE INDEMNIFIED FOR ITS OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE.

     Section 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances of a Borrower due and payable pursuant to the provisions of
Section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of such Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement, the other Credit Documents and the Notes, if any, held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement the other Credit Documents or such Notes and although such obligations may be unmatured. Each Bank agrees promptly to notify such Borrower after such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

     Section 8.06. Binding Effect; Transfers.

          (a) This Agreement shall become effective when it shall have been executed by the Borrowers and the Agent and when each Bank listed on the signature pages hereof has delivered an executed counterpart hereof to the Agent, has sent to the Agent a facsimile copy of its signature hereon or has notified the Agent that such Bank has executed this Agreement and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agent and each Bank and their respective successors and assigns, except that the Borrowers shall not have the right to assign any of their respective rights hereunder or any interest herein without the prior written consent of all of the Banks. Each Bank may assign to one or more banks, financial institutions or government entities all or any part of, or may grant participations to one or more banks, financial institutions or government entities in or to all or any part of, any Advance or Advances owing to such Bank, any Note or Notes held by such Bank and all or any portion of such Bank's Commitments, and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or purchaser of such assignment or participation shall, to the fullest extent permitted by law, have the same rights and benefits hereunder and under such Note or Notes as it would have if it were such Bank hereunder, provided that, except in the case of an assignment meeting the requirements of the next sentence hereof, (1) such Bank's obligations under this Agreement, including, without limitation, its Commitments to the Borrowers hereunder, shall remain unchanged, such Bank shall remain responsible for the performance thereof, such Bank shall remain the holder of any such Note or Notes for all purposes under this Agreement, and the Borrowers, the other Banks and the Agent shall continue to deal solely with and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; and (2) no Bank shall assign or grant a participation that conveys to the assignee or participant the right to vote or consent under this Agreement, other than the right to vote upon or consent to (i) any increase in the amount of any Commitment of such Bank; (ii) any reduction of the principal amount of, or interest to be paid on, such Bank's Advance or Advances; (iii) any reduction of any fee or other amount payable hereunder to such Bank; or (iv) any postponement of any date fixed for any payment of principal of, or interest on, such Bank's Advance or Advances or Note or Notes or any fee or other amount payable hereunder to such Bank.

          If (I) the assignee of any Bank either (1) is another Bank or is an affiliate of a Bank (2) is approved in writing by the Agent and the Borrowers or (3) is approved in writing by the Agent and either an Event of Default exists or the Borrowers have relinquished the right to approve the assignment pursuant to Section 8.06(b), and (II) such assignee assumes all or any portion (which portion shall be a constant, and not a varying, percentage, and the amount of the Commitment to TWC assigned, whether all or a portion, shall be in a minimum amount of $10,000,000 or such lesser amount as shall represent the entire remaining interest of such assigning Bank or as may be otherwise approved in writing by the Agent and TWC for such assignment) of each of the Commitments of such assigning Bank to the respective Borrowers (either all of each such Commitment shall be assigned or the percentage portion of each such Commitment assigned shall be the same as to each Borrower) by executing a document in the form of Exhibit F (or with such changes thereto as have been approved in writing by the Agent in its sole discretion as evidenced by its execution thereof) duly executed by the Agent, the Borrowers (unless an Event of Default exists), such assigning Bank and such assignee and delivered to the Agent ("Transfer Agreement"), then upon such delivery, (i) such assigning Bank shall be released from its obligations under this Agreement with respect to all or such portion, as the case may be, of its Commitments, (ii) such assignee shall become obligated for all or such portion, as the case may be, of such Commitments and all other obligations of such assigning Bank hereunder with respect to or arising as a result of all or such portion, as the case may be, of such Commitments, (iii) such assignee shall be assigned the right to vote or consent under this Agreement, to the extent of all or such portion, as the case may be, of such Commitments, (iv) each Borrower shall deliver, in replacement of any A Note of such Borrower executed to the order of such assigning Bank then outstanding or as may be requested by the assignee or assigning Bank (a) to such assignee upon its request or as required by
     Section 2.09, a new A Note of such Borrower in the amount of the Commitment of such assigning Bank to such Borrower which is being so assumed by such assignee plus, in the case of any assignee which is already a Bank hereunder, the amount of such assignee's Commitment to such Borrower immediately prior to such assignment (any such assignee which is already a Bank hereunder agrees to mark "exchanged" and return to such Borrower, with reasonable promptness following the delivery of such new A Note, the A Note being replaced thereby, if any), (b) to such assigning Bank, upon its request or as required by Section 2.09, a new A Note in the amount of the balance, if any, of the Commitment of such assigning Bank to such Borrower (without giving effect to any B Reduction) retained by such assigning Bank (and such assigning Bank agrees to mark "Exchanged" and return to such Borrower, with reasonable promptness following delivery of such new A Notes, the A Note being replaced thereby), and (c) to the Agent, photocopies of such new A Notes, if any, (v) if such assignment is of all of such assigning Bank's Commitments to the Borrowers, all of the outstanding A Advances made by such assigning Bank shall be transferred to such assignee, (vi) if such assignment is not of all of such Commitments, a part of each A Advance to each Borrower equal to the amount of such Advance multiplied by a fraction, the numerator of which is the amount of such portion of such assigning Bank's Commitment to such Borrower so assumed and the denominator of which is the amount of the Commitment of such assigning Bank to such Borrower (without giving effect to any B Reduction) immediately prior to such assumption, shall be transferred to such assignee and evidenced by such assignee's A Note from such Borrower, if requested or required by Section 2.09, and the balance of such A Advance shall be evidenced by such assigning Bank's new A Note, if any, from such Borrower delivered pursuant to clause (iv)(b) of this sentence, (vii) if such assignee is not a "Bank" hereunder prior to such assignment, such assignee shall become a party to this Agreement as a Bank and shall be deemed to be a "Bank" hereunder, and the amount of all or such portion, as the case may be, of the Commitment to each of the respective Borrowers so assumed shall be deemed to be the amount for such Borrower set opposite such assigning Bank's name on
     Schedule X for purposes of this Agreement, and (viii) if such assignee is not a Bank hereunder prior to such assignment, such assignee shall be deemed to have specified the offices of such assignee named in the respective Transfer Agreement as its "Domestic Lending Office" and "Eurodollar Lending Office" for all purposes of this Agreement and to have specified for purposes of Section 8.02 the notice information set forth in such Transfer Agreement; and the Agent shall promptly after execution of any Transfer Agreement by the Agent and the other parties thereto notify the Banks of the parties to such Transfer Agreement and the amounts of the assigning Bank's Commitments assumed thereby.

          (b) [Intentionally omitted]

          (c) The Borrowers agree to promptly execute the Transfer Agreement pertaining to any assignment as to which approval by the Borrowers of the assignee is not required by clause (I) of the last sentence of Section 8.06(a).

          (d) Notwithstanding anything to the contrary contained herein, any Bank (a "Designating Bank") with the consent of the Agent and, if no Event of Default has occurred and is continuing, the Borrowers may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Designating Bank to the Agent and the Borrowers, the option to fund all or any part of any A Advance that such Designating Bank is obligated to fund pursuant to this Agreement or to fund all or part of any B Advance to a Borrower pursuant to Section 2.16 which the Designating Bank has agreed to make; provided that, no Designating Bank shall have granted at any one time such option to more than one SPC and further provided that (i) such Designating Bank's obligations under this Agreement (including, without limitation, its Commitment to each Borrower hereunder) shall remain unchanged, (ii) such Designating Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Agent and the other Banks shall continue to deal solely and directly with such Designating Bank in connection with such Designating Bank's rights and obligations under this Agreement, (iv) any such option granted to an SPC shall not constitute a commitment by such SPC to fund any Advance, and (v) neither the grant nor the exercise of such option to an SPC shall increase the costs or expenses or otherwise increase or change the obligations of a Borrower under this Agreement (including, without limitation, its obligations under Section 2.14). The making of an Advance by an SPC hereunder shall utilize the Commitment of the Designating Bank to the same extent, and as if, such Advance were made by such Designating Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement to the extent that any such indemnity or similar payment obligations shall have been paid by its Designating Bank. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States. In addition, notwithstanding anything to the contrary contained in this Section 8.06, an SPC may not assign its interest in any Advance except that, with notice to, but without the prior written consent of, the Borrowers and the Agent and without paying any processing fee therefor, such SPC may assign all or a portion of its interests in any Advances to the Designating Bank or to any financial institutions (consented to by the Borrowers and Agent), providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Advances. Each Designating Bank shall serve as the agent of its SPC and shall on behalf of its SPC: (i) receive any and all payments made for the benefit of such SPC and (ii) give and receive all communications and notices, and vote, approve or consent hereunder, and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Bank for the SPC and need not be signed by such SPC on its own behalf. The Borrowers, the Agent and the Banks may rely thereon without any requirement that the SPC sign or acknowledge the same or that notice be delivered to the Borrowers. This section may not be amended without the written consent of any SPC, which shall have been identified to the Agent and the Borrowers.

          (e) Any Bank may assign, as collateral or otherwise, any of its rights (including, without limitation, rights to payments of principal of and/or interest on the Advances) under this Agreement or any of its Notes to any Federal Reserve Bank without notice to or consent of any Borrower or the Agent.

     Section 8.07. Governing Law. This Agreement, the Notes, if any, and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of New York, except that Mortgages and Additional Mortgages may, to the extent provided therein, be governed by and construed in accordance with the laws of the respective states in which the real property is covered thereby is located.

     Section 8.08. Interest. It is the intention of the parties hereto that the Agent and each Bank shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Bank contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in this Agreement or any other agreement entered into in connection with or as security for this Agreement, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such Bank, as the case may be, under the Notes, this Agreement or under any other agreement entered into in connection with or as security for this Agreement or the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the appropriate Borrower or refunded by the Agent or such Bank, as the case may be, to the appropriate Borrower, and (ii) in the event that the maturity of any Note or other obligation payable to the Agent or such Bank, as the case may be, is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Bank, as the case may be, may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Bank, as the case may be, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the appropriate Borrower or refunded by the Agent or such Bank, as the case may be, to the appropriate Borrower.

     Section 8.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 8.10. Survival of Agreements, Representations and Warranties, Etc. All warranties, representations and covenants made by any Borrower or any officer of any Borrower herein or in any certificate or other document delivered in connection with this Agreement shall be considered to have been relied upon by the Banks and shall survive the issuance and delivery of the Notes, if any, and the making of the Advances regardless of any investigation. The indemnities and other payment obligations of each Borrower set forth in Sections 2.11, 2.14, and 8.04, and the indemnities by the Banks in favor of the Agent and its officers, directors, employees and agents, will survive the repayment of the Advances and the termination of this Agreement

     Section 8.11. Borrowers' Right to Apply Deposits. In the event that any Bank is placed in receivership or enters a similar proceeding, each Borrower may, to the full extent permitted by law, make any payment due to such Bank hereunder, to the extent of finally collected unrestricted deposits of such Borrower in U.S. dollars held by such Bank, by giving notice to the Agent and such Bank directing such Bank to apply such deposits to such indebtedness. If the amount of such deposits is insufficient to pay such indebtedness then due and owing in full, such Borrower shall pay the balance of such insufficiency in accordance with this Agreement.

     Section 8.12. [Intentionally Omitted]

     Section 8.13. Confidentiality. Each Bank agrees that it will not disclose without the prior consent of TWC (other than to employees, auditors, accountants, counsel or other professional advisors of the Agent or any Bank) any information with respect to the Borrowers or their Subsidiaries (which term, in the case of TWC, shall be deemed to include the WCG Subsidiaries), which is furnished pursuant to this Agreement and which (i) the Borrowers in good faith consider to be confidential and (ii) is either clearly marked confidential or is designated by the Borrowers to the Agent or the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to or required by any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or submitted to or required by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the prospective transferee or grantee in connection with any contemplated transfer of any of the Commitments or Advances or any interest therein by such Bank or the grant of an option to an SPC to fund any Advance, provided that such prospective transferee executes an agreement with or for the benefit of the Borrowers containing provisions substantially identical to those contained in this Section 8.13, and provided further that if the contemplated transfer is a grant of a participation in a Note (and not an assignment), no such information shall be authorized to be delivered to such participant pursuant to this clause
(e) except (i) such information delivered pursuant to Section 4.01(e) or Section 5.01(b) (other than paragraph (iv) thereof) and if the contemplated transfer is a grant of an option to fund Advances to an SPC pursuant to Section 8.06(d), such SPC may disclose, on a confidential basis, any non-public information relating to Advances funded by it to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to such SPC, and (ii) if prior notice of the delivery thereof is given to TWC, such information as may be required by law or regulation to be delivered, (f) in connection with the exercise of any remedy by such Bank following an Event of Default pertaining to this Agreement, any of the Notes or any other document delivered in connection herewith, (g) in connection with any litigation involving such Bank pertaining to this Agreement, any of the Notes or any other document delivered in connection herewith, (h) to any Bank or the Agent, or (i) to any affiliate of any Bank, provided that such affiliate executes an agreement with or for the benefit of the Borrowers containing provisions substantially identical to those contained in this Section 8.13.

     Section 8.14. WAIVER OF JURY TRIAL. THE BORROWERS, THE AGENT, THE CO-SYNDICATION AGENTS, THE DOCUMENTATION AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY NOTE, ANY OTHER CREDIT DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

     Section 8.15. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 8.16. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE BANKS OR ANY BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWERS IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION
8.02. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SUCH BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE CREDIT DOCUMENTS.

                  Section 8.17. Existing Defaults of No Effect. Any default which has occurred and is continuing under the Existing Agreement, if any, shall, upon the satisfaction of the conditions set forth in Section 3.01, be deemed to be fully and completely remedied and of no further force and effect, except to the extent that the event or condition causing such default shall constitute a Default or an Event of Default under this Agreement.



                              [Signatures follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWERS:

                                    THE WILLIAMS COMPANIES, INC.


                                    By     /s/ James G. Ivey
                                    Name:  James G. Ivey
                                    Title: Treasurer

                                    TEXAS GAS TRANSMISSION CORPORATION


                                    By     /s/ James G. Ivey
                                    Name:  James G. Ivey
                                    Title: Treasurer


                                    TRANSCONTINENTAL GAS PIPE LINE
                                    CORPORATION


                                    By     /s/ James G. Ivey
                                    Name:  James G. Ivey
                                    Title: Treasurer

                                    NORTHWEST PIPELINE CORPORATION


                                    By     /s/ James G. Ivey
                                    Name:  James G. Ivey
                                    Title: Treasurer

                                    AGENT:

                                    CITICORP USA, INC., as Agent

                                    By     /s/ Todd J. Mogil
                                    Name:  Todd J. Mogil
                                    Title: Vice President

                                    CO-SYNDICATION AGENTS:

                                    JPMORGAN CHASE BANK
                                    (formerly known as
                                    THE CHASE MANHATTAN BANK), as Co-Syndication
                                    Agent


                                    By     /s/ Robert W. Traband
                                    Name:  Robert W. Traband
                                    Title: Vice President

                                    COMMERZBANK AG,
                                    as Co-Syndication Agent

                                    By     /s/ Harry Yergey
                                    Name:  Harry Yergey
                                    Title: Senior Vice Pres. and Manager

                                    By     /s/ Brian Campbell
                                    Name:  Brian Campbell
                                    Title: Senior Vice President

                                    DOCUMENTATION AGENT:

                                    CREDIT LYONNAIS NEW YORK BRANCH
                                    as Documentation Agent

                                    By     /s/ Olivier Audemard
                                    Name:  Olivier Audemard
                                    Title: V.P.

                                    BANKS:

                                    CITICORP USA, INC.

                                    By     /s/ Todd J. Mogil
                                    Name:  Todd J. Mogil
                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA


                                    By
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A.

                                    By     /s/  Claire M. Liu
                                    Name:  Claire M. Liu
                                    Title: Managing Director

                                    BANK ONE, N.A. (MAIN OFFICE - CHICAGO)


                                    By     /s/ Jeanie C. Gonzalez
                                    Name:  Jeanie C. Gonzalez
                                    Title: Director

                                    JPMORGAN CHASE BANK
                                    (formerly known as
                                    THE CHASE MANHATTAN BANK)


                                    By   /s/  Robert W. Traband
                                    Name:  Robert W. Traband
                                    Title:  Vice President

                                    COMMERZBANK AG
                                    NEW YORK AND GRAND CAYMAN BRANCHES

                                    By     /s/ Brian Campbell
                                    Name:  Brian Campbell
                                    Title: Senior Vice President

                                    By     /s/ W. David Suttles
                                    Name:  W. David Suttles
                                    Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By     /s/ Olivier Audermard
                                    Name:  Olivier Audermard
                                    Title: Senior V.P.

                                    ABN AMRO BANK, N.V.


                                    By     /s/ Frank R. Russo, Jr.
                                    Name:  Frank R. Russo, Jr.
                                    Title: Group Vice President

                                    By     /s/ Jeffrey G. White
                                    Name:  Jeffrey G. White
                                    Title: Vice President

                                    BANK OF MONTREAL


                                    By     /s/ Mary Lee Latta
                                    Name:  Mary Lee Latta
                                    Title: Director

                                    THE BANK OF NEW YORK


                                    By     /s/ Raymond J. Palmer
                                    Name:  Raymond J. Palmer
                                    Title: Vice President

                                    BARCLAYS BANK PLC


                                    By     /s/ Nicholas A. Bell
                                    Name:  Nicholas A. Bell
                                    Title: Director

                                    CIBC INC.


                                    By     /s/ George Knight
                                    Name:  George Knight
                                    Title: Managing Director

                                    CREDIT SUISSE FIRST BOSTON


                                    By     /s/ James P. Moran
                                    Name:  James P. Moran
                                    Title: Director

                                    By     /s/ Ian W. Nalitt
                                    Name:  Ian W. Nalitt
                                    Title: Associate

                                    ROYAL BANK OF CANADA


                                    By     /s/ Peter Barnes
                                    Name:  Peter Barnes
                                    Title: Senior Manager

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    HOUSTON AGENCY


                                    By     /s/ Kelton Glassock
                                    Name:  Kelton Glassock
                                    Title: Vice President and Manager


                                    By     /s/ Jay Fort
                                    Name:  Jay Fort
                                    Title: Vice President

                                    FLEET NATIONAL BANK
                                    f/k/a Bank Boston, N.A.


                                    By     /s/ Matthew W. Speh
                                    Name:  Matthew W. Speh
                                    Title: Authorized Officer

                                    SOCIETE GENERALE, SOUTHWEST AGENCY


                                    By     /s/ J. Douglas McMurrey, Jr.
                                    Name:  J. Douglas McMurrey, Jr.
                                    Title: Managing Director

                                    TORONTO DOMINION (TEXAS), INC.


                                    By     /s/ Jill Hall
                                    Name:  Jill Hall
                                    Title: Vice President

                                    UBS AG, STAMFORD BRANCH


                                    By
                                    Name:
                                    Title:

                                    By
                                    Name:
                                    Title:

                                    WELLS FARGO BANK TEXAS, N.A.


                                    By     /s/ J. Alan Alexander
                                    Name:  J. Alan Alexander
                                    Title: Vice President

                                    WESTLB AG, NEW YORK BRANCH


                                    By     /s/ Duncan M. Robertson
                                    Name:  Duncan M. Robertson
                                    Title: Director

                                    By
                                    Name:
                                    Title:

                                    CREDIT AGRICOLE INDOSUEZ


                                    By     /s/ Larry Materi
                                    Name:  Larry Materi
                                    Title: Vice President

                                    By     /s/ Paul A. Dytrych
                                    Name:  Paul A. Dytrych
                                    Title: Vice President

                                    SUNTRUST BANK


                                    By     /s/ Steven J. Newby
                                    Name:  Steven J. Newby
                                    Title: Director

                                    ARAB BANKING CORPORATION (B.S.C.)


                                    By     /s/ Robert J. Ivosevich
                                    Name:  Robert J. Ivosevich
                                    Title: Deputy General Manager


                                    By     /s/ Barbara C. Sanderson
                                    Name:  Barbara C. Sanderson
                                    Title: VP Head of Credit

                                    BANK OF CHINA, NEW YORK BRANCH


                                    By     /s/ William Warren Smith
                                    Name:  William Warren Smith
                                    Title: C.L.O.

                                    BANK OF OKLAHOMA, N.A.


                                    By     /s/ Robert D. Mattax
                                    Name:  Robert D. Mattax
                                    Title: Senior Vice President

                                    BNP PARIBAS, HOUSTON AGENCY


                                    By     /s/ Larry Robinson
                                    Name:  Larry Robinson
                                    Title: Vice President

                                    By     /s/ Mark A. Cox
                                    Name:  Mark A. Cox
                                    Title: Director

                                    DZ BANK AG DEUTSCHE ZENTRAL-
                                    GENOSSENSCHAFTSBANK, NEW YORK BRANCH


                                    By     /s/ Mark Connelly
                                    Name:  Mark Connelly
                                    Title: Senior V.P.

                                    By     /s/ Richard W. Wilbert
                                    Name:  Richard W. Wilbert
                                    Title: Vice President

                                    KBC BANK N.V.


                                    By     /s/ Robert Snauffer
                                    Name:  Robert Snauffer
                                    Title: First Vice President

                                    By     /s/ Eric Raskin
                                    Name:  Eric Raskin
                                    Title: Vice President

                                    WACHOVIA BANK, N.A.


                                    By     /s/ David E. Humphreys
                                    Name:  David E. Humphreys
                                    Title: Vice President

                                    MIZUHO CORPORATE BANK, LTD


                                    By     /s/ Jacques Azagury
                                    Name:  Jacques Azagury
                                    Title: Senior Vice President and Manager

                                    SUMITOMO MITSUI BANKING CORPORATION


                                    By     /s/ Leo E. Pagarigan
                                    Name:  Leo E. Pagarigan
                                    Title: Senior Vice President

                                    COMMERCE BANK, N.A.


                                    By     /s/ Dennis R. Block
                                    Name:  Dennis R. Block
                                    Title: Senior Vice President

                                    ROYAL BANK OF SCOTLAND


                                    By     /s/ Charles Greer
                                    Name:  Charles Greer
                                    Title: Senior Vice President

                                    RZB FINANCE, LLC


                                    By
                                    Name:
                                    Title:

                                   SCHEDULE I

                           APPLICABLE LENDING OFFICES

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
Citicorp USA, Inc.                      Citicorp USA, Inc.                                Citicorp USA, Inc.
                                        399 Park Avenue                                   399 Park Avenue
                                        New York, New York  10043                         New York, New York  10043

                                        Notices:                                          Notices:
                                        Citicorp USA, Inc.                                Citicorp USA, Inc.
                                        c/o Citibank, N.A.                                c/o Citibank, N.A.
                                        Two Penns Way, Suite 200                          Two Penns Way, Suite 200
                                        New Castle, DE  19729                             New Castle, DE  19729
                                        Telecopier:  (302) 894-6120                       Telecopier:  (302) 894-6120
                                        Attn:  The Williams Companies, Inc.               Attn:  The Williams Companies, Inc.
                                               Account Officer                                   Account Officer

                                        with copy to:                                     with copy to:
                                        Citicorp North America, Inc.                      Citicorp North America, Inc.
                                        1200 Smith Street, Suite 2000                     1200 Smith Street, Suite 2000
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 654-2849                       Telecopier:  (713) 654-2849
                                        Telex:  127001                                    Telex:  127001
                                        (Attn.  Route Code HOUAA)                         (Attn. Route Code HOUAA)
                                        Attn:  The Williams Companies, Inc. Account       Attn:  The Williams Companies, Inc.
                                               Officer                                           Account Officer

Mizuho Corporate Bank, Limited          Mizuho Corporate Bank, Limited                    Mizuho Corporate Bank, Limited
New York Branch                         New York Branch                                   New York Branch
                                        1251 Avenue of the Americas                       1251 Avenue of the Americas
                                        New York, New York  10020                         New York, New York  10020

                                        Notices:                                          Notices:
                                        Mizuho Corporate Bank, Limited                    Mizuho Corporate Bank, Limited
                                        Harborside Financial Center, 17th Floor           Harborside Financial Center, 17th Floor
                                        1800 Plaza Ten                                    1800 Plaza Ten
                                        Jersey City, New Jersey  07311                    Jersey City, New Jersey  07311
                                        Telecopier:  (201) 626-9134                       Telecopier:  (201) 626-9134
                                        Telephone:   (201) 626-9943                       Telephone:   (201) 626-9943
                                        Attn:  Sophia White-Larmond                       Attn:  Sophia White-Larmond

                                        with copy to:                                     with copy to:
                                        Mizuho Corporate Bank, Limited                    Mizuho Corporate Bank, Limited
                                        One Houston Center                                One Houston Center
                                        1221 McKinney Street                              1221 McKinney Street
                                        Houston, Texas  77010                             Houston, Texas  77010
                                        Telecopier:  (713) 759-0717                       Telecopier:  (713) 759-0717
                                        Telephone:   (713) 650-7828                       Telephone:   (713) 650-7828
                                        Attn:  Scott Chappell                             Attn:  Scott Chappell

                                  Exhibit F-1

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
The Bank of Nova Scotia                 The Bank of Nova Scotia                           The Bank of Nova Scotia
                                        600 Peachtree Street, N.E., Suite 2700            600 Peachtree Street, N.E., Suite 2700
                                        Atlanta, Georgia  30308                           Atlanta, Georgia  30308
                                        Telecopier:  (404) 888-8998                       Telecopier:  (404) 888-8998
                                        Telex:  00542319                                  Telex:  00542319
                                        Attn:  Robert L. Ahern                            Attn:  Robert L. Ahern

                                        with copy to:                                     with copy to:
                                        1100 Louisiana, Suite 3000                        1100 Louisiana, Suite 3000
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 752-2425                       Telecopier:  (713) 752-2425
                                        Telephone:   (713) 759-3440                       Telephone:   (713) 759-3440
                                        Attn:                                             Attn:

Bank of America, N.A.                   Bank of America, N.A.                             Bank of America, N.A.
                                        901 Main Street, 14th Floor                       901 Main Street, 14th Floor
                                        Dallas, Texas 75202                               Dallas, Texas 75202
                                        Telecopier:  (214) 209-9415                       Telecopier:  (214) 209-9415
                                        Telephone:   (214) 209-1225                       Telephone:   (214) 209-1225
                                        Attn:  Brandi Baker                               Attn:  Brandi Baker

                                        with  copy to:                                    with  copy to:
                                        Bank of America                                   Bank of America
                                        333 Clay Street, Suite 4550                       333 Clay Street, Suite 4550
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 651-4807                       Telecopier:  (713) 651-4807
                                        Telephone:   (713) 651-4855                       Telephone:   (713) 651-4855
                                        Attn:  Claire Liu                                 Attn:  Claire Liu

Bank One, NA                            Bank One, NA                                      Bank One, NA
(Chicago)                               1 Bank One Plaza                                  1 Bank One Plaza
                                        0634, 1 FNP, 10                                   IL 10634
                                        Chicago, Illinois 60670                           Chicago, Illinois  60670
                                        Telephone:   (312) 732-5219                       Telephone:
                                        Telecopier:  (312) 732-4840                       Telecopier:
                                        Attn:                                             Attn:

JPMorgan Chase Bank                     JPMorgan Chase Bank                               JPMorgan Chase Bank
                                        270 Park Avenue, 21st Floor                       270 Park Avenue, 21st Floor
                                        New York, New York  10017                         New York, New York  10017
                                        Telecopier:  (212) 270-3897                       Telecopier:  (212) 270-3897
                                        Telephone:   (212) 270-4676                       Telephone:   (212) 270-4676
                                        Attn:  Peter Ling                                 Attn:  Peter Ling

                                  Schedule I-2

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
Commerzbank AG,                         Commerzbank AG, Atlanta Agency                    Commerzbank AG, Atlanta Agency
New York  and Grand                     1230 Peachtree St., NE                            1230 Peachtree St., NE
Cayman Branches                         Suite 3500                                        Suite 3500
                                        Atlanta, Georgia  30309                           Atlanta, Georgia  30309
                                        Telecopier:  (404) 888-6539                       Telecopier:  (404) 888-6539
                                        Telephone:   (404) 888-6518                       Telephone:   (404) 888-6518
                                        Attn:   Brian Campbell, Vice President            Attn:   Brian Campbell, Vice President
                                        email:  bcampbell@cbkna.com                       email:  bcampbell@cbkna.com

Credit Lyonnais                         Credit Lyonnais New York  Branch                  Credit Lyonnais New York  Branch
New York  Branch                        1301 Avenue of the Americas                       1301 Avenue of the Americas
                                        New York, New York  10019                         New York, New York  10019
                                        Telecopier:  (713) 759-9766                       Telecopier:  (713) 759-9766
                                        Telephone:   (713) 753-8723                       Telephone:   (713) 753-8723
                                        Attn:  Bernadette Archie                          Attn:  Bernadette Archie

The Fuji Bank, Limited                  The Fuji Bank, Limited                            The Fuji Bank, Limited
                                        2 World Trade Center, 79th Floor                  2 World Trade Center, 79tb Floor
                                        New York, New York  10048                         New York, New York  10048
                                        Telecopier:  (212) 488-8216                       Telecopier:  (212) 488-8216
                                        Telephone:   (212) 898-2099                       Telephone:   (212) 898-2099
                                        Attn:  Tina Catapano                              Attn:  Tina Catapano

National Westminster Bank PLC           National Westminster Bank PLC                     National Westminster Bank PLC
                                        New York  Branch                                  New York  Branch
                                        101 Park Avenue, 12th Floor                       101 Park Avenue, 12th Floor
                                        New York, New York  10178                         New York, New York  10178
                                        Telecopier:  (212) 401-1494                       Telecopier:  (212) 401-1494
                                        Telephone:   (212) 401-1406                       Telephone:   (212) 401-1406
                                        Attn:  Sheila Shaw                                Attn:  Sheila Shaw

                                        with copy to:                                     with copy to:
                                        National Westminster Bank PLC                     National Westminster Bank PLC
                                        600 Travis Street, Suite 6070                     600 Travis Street, Suite 6070
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 221-2430                       Telecopier:  (713) 221-2430
                                        Telephone:   (713) 221-2400                       Telephone:   (713) 221-2400
                                        Attn:  Jill Gander                                Attn:  Jill Gander

ABN AMRO Bank, N.V.                     ABN AMRO Bank, N.V.                               ABN AMRO Bank, N.V.
                                        208 South LaSalle, Suite 1500                     208 South LaSalle, Suite 1500
                                        Chicago, Illinois  60604-1003                     Chicago, Illinois  60604-1003
                                        Telecopier:  (312) 992-5157                       Telecopier:  (312) 992-5157
                                        Telephone:   (312) 992-5152                       Telephone:   (312) 992-5152
                                        Attn:  Loan Administration                        Attn:  Loan Administration

                                  Schedule I-3

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
                                        with copy to:                                     with copy to:
                                        ABN AMRO Bank, N.V.                               ABN AMRO Bank, N.V.
                                        208 South LaSalle, Suite 1500                     208 South LaSalle, Suite 1500
                                        Chicago, Illinois  60604-1003                     Chicago, Illinois  60604-1003
                                        Telecopier:  (312) 992-5111                       Telecopier:  (312) 992-5111
                                        Telephone:   (312) 992-5110                       Telephone:   (312) 992-5110
                                        Attn:  Connie Podgorny                            Attn:  Connie Podgorny

Bank of Montreal                        Bank of Montreal                                  Bank of Montreal
                                        115 S. LaSalle Street, 11th Floor                 115 S. LaSalle Street, 11th Floor
                                        Chicago, Illinois  60603                          Chicago, Illinois  60603
                                        Telecopier:  (312) 750-6061                       Telecopier:  (312) 750-6061
                                        Telephone:   (312) 750-3771                       Telephone:   (312) 750-3771
                                        Attn:  Keiko Kuze                                 Attn:  Keiko Kuze

The Bank of New York                    The Bank of New York                              The Bank of New York
                                        One Wall St., 19th Floor                          One Wall St., 19th Floor
                                        New York, New York  10286                         New York, New York  10286
                                        Telecopier:  (212) 635-7923                       Telecopier:  (212) 635-7923
                                        Telephone:   (212) 635-7834                       Telephone:   (212) 635-7834
                                        Attn:  Raymond Palmer                             Attn:  Raymond Palmer

Barclays Bank PLC                       Barclays Bank PLC - New York  Branch              Barclays Bank PLC - New York  Branch
                                        222 Broadway, 11th Floor                          222 Broadway, 11th Floor
                                        New York, New York  10038                         New York, New York  10038
                                        Telecopier:  (212) 412-5308                       Telecopier:  (212) 412-5308
                                        Telephone:   (212) 412-3702                       Telephone:   (212) 412-3702
                                        Attn:  David Barton                               Attn:  David Barton

CIBC Inc.                               CIBC Inc.                                         CIBC Inc.
                                        Two Paces West                                    Two Paces West
                                        2727 Paces Ferry Road, Suite 1200                 2727 Paces Ferry Road, Suite 1200
                                        Atlanta, Georgia  30339                           Atlanta, Georgia  30339
                                        Telecopier:  (770) 319-4950                       Telecopier:  (770) 319-4950
                                        Telephone:   (770) 319-4828                       Telephone:   (770) 319-4828
                                        Attn:  Anita Rounds                               Attn:  Anita Rounds

                                        with a copy to:                                   with a copy to:
                                        1600 Smith, Suite 3000                            1600 Smith, Suite 3000
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 650-3727                       Telecopier:  (713) 650-3727
                                        Telephone:   (713) 650-2588                       Telephone:   (713) 650-2588
                                        Attn:  Mark H. Wolf                               Attn:  Mark H. Wolf

Credit Suisse First Boston              Credit Suisse First Boston                        Credit Suisse First Boston
                                        11 Madison Avenue                                 11 Madison Avenue
                                        New York, New York  10010                         New York, New York  10010
                                        Telecopier:  (212) 335-0593                       Telecopier:  (212) 335-0593
                                        Telephone:   (212) 322-1384                       Telephone:   (212) 322-1384
                                        Attn:  Jenaro Sarasola                            Attn:  Jenaro Sarasola

                                  Schedule I-4

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
Royal Bank of Canada                    Royal Bank of Canada, New York                    Royal Bank of Canada, New York
                                        One Liberty Plaza, 4th Floor                      One Liberty Plaza, 4th Floor
                                        New York, New York  10006                         New York, New York  10006
                                        Telecopier:  (416) 955-6720                       Telecopier:  (416) 955-6720
                                        Telephone:   (416) 955-6569                       Telephone:   (416) 955-6569
                                        Attn:  Linda Joannou,                             Attn:  Linda Joannou,
                                               Loan Processing                                   Loan Processing

The Bank of Tokyo-                      The Bank of Tokyo-Mitsubishi, Ltd.,               The Bank of Tokyo-Mitsubishi, Ltd.,
Mitsubishi, Ltd.,                       Houston Agency                                    Houston Agency
Houston Agency                          1100 Louisiana Street, Suite 2800                 1100 Louisiana Street, Suite 2800
                                        Houston, Texas  77002-5216                        Houston, Texas  77002-5216
                                        Telecopier:  (713) 655-3855                       Telecopier:  (713) 655-3855
                                        Telephone:   (713) 655-3845                       Telephone:   (713) 655-3845
                                        Attn:  J.M. McIntyre                              Attn:  J.M. McIntyre

Fleet National Bank,                    Fleet National Bank                               Fleet National Bank
f/k/a BankBoston, N.A.                  100 Federal Street, MA DE 10006A                  100 Federal Street, MA DE 10006A
                                        Boston, MA  02110                                 Boston, MA  02110
                                        Telecopier:  (617) 434-4775                       Telecopier:  (617) 434-4775
                                        Telephone:   (617) 434-5327                       Telephone:   (617) 434-5327
                                        Attn:  Lynn Duncan, Loan Administrator            Attn:  Lynn Duncan, Loan Administrator

Societe Generale,                       Societe Generale, Southwest Agency                Societe Generale, Southwest Agency
Southwest Agency                        2001 Ross Avenue, Suite 4800                      2001 Ross Avenue, Suite 4800
                                        Dallas, Texas  75201                              Dallas, Texas  75201
                                        Telecopier:  (214) 754-0171                       Telecopier:  (214) 754-0171
                                        Telephone:   (214) 979-2749                       Telephone:   (214) 979-2749
                                        Attn:  Stacie Row                                 Attn:  Stacie Row

Industrial Bank of Japan                Industrial Bank of Japan Trust Company            Industrial Bank of Japan Trust Company
Trust Company                           1251 Avenue of the Americas                       1251 Avenue of the Americas
                                        New York, New York  10020                         New York, New York  10020
                                        Telecopier:  (212) 282-4480                       Telecopier:  (212) 282-4480
                                        Telephone:   (212) 282-4065                       Telephone:   (212) 282-4065
                                        Attn:  Andrew Encarnacion                         Attn:  Andrew Encarnacion

Toronto Dominion (Texas), Inc.          Toronto Dominion (Texas), Inc.                    Toronto Dominion (Texas), Inc.
                                        909 Fannin Street, 17th Floor                     909 Fannin Street, 17th Floor
                                        Houston, Texas  77010                             Houston, Texas  77010
                                        Swift Address:  TDOMU S4H                         Swift Address:    TDOMU S4H
                                        Telecopier:  (713) 951-9921                       Telecopier:  (713) 951-9921
                                        Attn:  Azar Azarpour                              Attn:  Azar Azarpour

UBS AG, Stamford Branch                 UBS AG, Stamford Branch                           UBS AG, Stamford Branch
                                        677 Washington Boulevard                          677 Washington Boulevard
                                        Stamford, Connecticut  06901                      Stamford, Connecticut  06901
                                        Telecopier:  (203) 719-4176                       Telecopier:  (203) 719-4176
                                        Telephone:   (203) 719-4181                       Telephone:   (203) 719-4181
                                        Attn:  Barry Kohler                               Attn:  Barry Kohler

                                  Schedule I-5

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
Wells Fargo Bank                        Wells Fargo Bank, N.A.                            Wells Fargo Bank, N.A.
Texas, N.A.                             1740 Broadway                                     1740 Broadway
                                        Denver, CO  80274                                 Denver, CO  80274
                                        Telecopier:  (303) 863-2729                       Telecopier:  (303) 863-2729
                                        Telephone:   (303) 863-6102                       Telephone:   (303) 863-6102
                                        Attn:  Tanya Ivie                                 Attn:  Tanya Ivie

SunTrust Bank                           SunTrust Bank                                     SunTrust Bank
                                        303 Peachtree Street N.E., 4th Floor              303 Peachtree Street N.E., 4th Floor
                                        Atlanta, Georgia  30308                           Atlanta, Georgia  30308
                                        Telecopier:  (404) 230-1800                       Telecopier:  (404) 230-1800
                                        Telephone:   (404) 658-4916                       Telephone:   (404) 658-4916
                                        Attn:  Steve Newby                                Attn:  Steve Newby

Westdeutsche Landesbank                 Westdeutsche Landesbank Girozentrale,             Westdeutsche Landesbank Girozentrale,
Girozentrale, New York                  New York  Branch                                  New York  Branch
Branch                                  1211 Avenue of the Americas                       1211 Avenue of the Americas
                                        New York, New York  10036                         New York, New York  10036
                                        Telecopier:  (212) 852-6307                       Telecopier:  (212) 852-6307
                                        Telephone:   (212) 852-6096                       Telephone:   (212) 852-6096
                                        Attn:                                             Attn:

Credit Agricole Indosuez                Credit Agricole Indosuez                          Credit Agricole Indosuez
                                        Texas  Commerce Tower                             Texas  Commerce Tower
                                        600 Travis, Suite 2340                            600 Travis, Suite 2340
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 223-7029                       Telecopier:  (713) 223-7029
                                        Telephone:   (713) 223-7001                       Telephone:   (713) 223-7001
                                        Attn:  Brian Knezeak                              Attn:  Brian Knezeak

The Dai-Ichi Kangyo                     The Dai-Ichi Kangyo Bank, Ltd.                    The Dai-Ichi Kangyo Bank, Ltd.
Bank, Ltd.                              One World Trade Center, 48th Floor                One World Trade Center, 48th Floor
                                        New York, New York  10048                         New York, New York  10048
                                        Telecopier:  (212) 912-1879                       Telecopier:  (212) 912-1879
                                        Telephone:   (212) 432-6627                       Telephone:   (212) 432-6627
                                        Attn:  Katsuya Noto                               Attn:  Katsuya Noto

Arab Banking Corporation                Arab Banking Corp.                                Arab Banking Corp.  (Grand Cayman)
(B.S.C.)                                277 Park Avenue, 32nd Floor                       277 Park Avenue, 32nd Floor
                                        New York, New York  10172                         New York, New York  10172
                                        Telecopier:  (212) 583-0932                       Telecopier:  (212) 583-0932
                                        Telephone:   (212) 583-4770                       Telephone:   (212) 583-4770
                                        Attn:  R.S. Hassan                                Attn:  R.S. Hassan

Bank of China, New York                 Bank of China, New York  Branch                   Bank of China, New York  Branch
Branch                                  410 Madison Avenue                                410 Madison Avenue
                                        New York, New York  10017                         New York, New York  10017
                                        Telecopier:  (212) 308-4993 or                    Telecopier:  (212) 308-4993 or
                                                     (212) 688-0919                                    (212) 688-0919
                                        Telephone:   (212) 935-3101 x 256                 Telephone:   (212) 935-3101 x 256
                                        Telex:  ITT 423635                                Telex:  ITT 423635
                                        Attn:  Shelly Lang                                Attn:  Shelly Lang

                                  Schedule I-6

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
Bank of Oklahoma, N.A.                  Bank of Oklahoma, N.A.                            Bank of Oklahoma, N.A.
                                        One Williams Center, 8th Floor                    One Williams Center, 8th Floor
                                        Tulsa, Oklahoma  74192                            Tulsa, Oklahoma  74192
                                        Telecopier:  (918) 588-6880                       Telecopier:  (918) 588-6880
                                        Telephone:   (918) 588-6217                       Telephone:   (918) 588-6217
                                        Attn:  Robert Mattax                              Attn:  Robert Mattax

BNP Paribas,                            BNP Paribas, Houston Agency                       BNP Paribas, Houston Agency
Houston Agency                          333 Clay Street, Suite 3400                       333 Clay Street, Suite 3400
                                        Houston, Texas  77002                             Houston, Texas  77002
                                        Telecopier:  (713) 659-1414                       Telecopier:  (713) 659-1414
                                        Telephone:   (713) 951-1240                       Telephone:   (713) 951-1240
                                        Attn:  Donna Rose                                 Attn:  Donna Rose

DZ Bank                                 DZ Bank                                           DZ Bank
                                        609 Fifth Avenue                                  609 Fifth Avenue
                                        New York, New York  10017                         New York, New York  10017
                                        Telecopier:  (212) 745-1556                       Telecopier:  (212) 745-1556
                                        Telephone:   (212) 745-1560                       Telephone:   (212) 745-1560
                                        Attn:  Mark K. Connelly                           Attn:  Mark K. Connelly

KBC Bank N.V., New York                 KBC Bank N.V., New York  Branch                   KBC Bank N.V., New York  Branch
Branch                                  125 West 55th Street                              125 West 55th Street
                                        New York, New York  10019                         New York, New York  10019
                                        Telecopier:  (212) 956-5581                       Telecopier:  (212) 956-5581
                                        Telephone:   (212) 541-0653                       Telephone:   (212) 541-0653
                                        Attn:  Charlene Cumberbatch/                      Attn:  Charlene Cumberbatch/
                                               Loan Administration                               Loan Administration

The Sumitomo Bank,                      The Sumitomo Bank, Limited                        The Sumitomo Bank, Limited
Limited                                 277 Park Avenue                                   277 Park Avenue
                                        New York, New York  10172                         New York, New York  10172
                                        Telex:  SUMBK 420515/SUMBK                        Telex:  SVMBK 420515/SUMBK
                                        Telecopier:  (212) 224-5197                       Telecopier:  (212) 224-5197

                                        with copy to:                                     with copy to.
                                        The Sumitomo Bank, Limited                        The Sumitomo Bank, Limited
                                        277 Park Avenue                                   277 Park Avenue
                                        New York, New York  10172                         New York, New York  10172
                                        Telecopier:  (212) 224-4384                       Telecopier:  (212) 224-4384
                                        Telephone:   (212) 224-4194                       Telephone:   (212) 224-4194
                                        Attn:  Mr. Bruce Meredith                         Attn:  Mr. Bruce Meredith

Commerce Bank, N.A.                     Commerce Bank, N.A.                               Commerce Bank, N.A.
                                        1000 Walnut Street, 17th Floor                    1000 Walnut Street, 17th Floor
                                        Kansas City, Missouri  64106                      Kansas City, Missouri  64106
                                        Telecopier:  (816) 234-7290                       Telecopier:  (816) 234-7290
                                        Telephone:   (816) 234-2477                       Telephone:   (816) 234-2477
                                        Attn:  Dennis R. Block                            Attn:  Dennis R. Block

                                  Schedule I-7

                                        Domestic                                          Eurodollar
Name of Bank                            Lending Office                                    Lending Office
------------                            -------------------------------------------       -----------------------------------------
Wachovia Bank, National Association     Wachovia Bank, National Association               Wachovia Bank, National Association
                                        1001 Fannin Street, Suite 2255                    1001 Fannin Street, Suite 2255
                                        Houston, TX  77002                                Houston, TX  77002
                                        Telecopier:  (713) 346-2717                       Telecopier:  (713) 346-2717
                                        Telephone:   (713) 650-6354                       Telephone:   (713) 650-6354
                                        Attn:  David Humphreys                            Attn:  David Humphreys

RZB Finance LLC                         RZB Finance LLC                                   RZB Finance LLC
                                        1133 Avenue of the Americas, 16th Floor           1133 Avenue of the Americas, 16th Floor
                                        New York, New York  10036                         New York, New York  10036
                                        Telecopier:  (212) 944-2143                       Telecopier:  (212) 944-2143
                                        Telephone:   (212) 845-4593                       Telephone:   (212) 845-4593
                                        Attn:  Elisabeth Hirst                            Attn:  Elisabeth Hirst

                                  Schedule I-8

                                   SCHEDULE II

                              BORROWER INFORMATION

Name of Borrower                                             Information for Notices
----------------                                             -----------------------
The Williams Companies, Inc.                                 The Williams Companies, Inc.
                                                             One Williams Center, Suite 5000
                                                             Tulsa, Oklahoma  74172
                                                             Attention:  Patti J. Kastl
                                                             Telecopier: (918) 573-2065
                                                             Telephone:  (918) 573-2172

Northwest Pipeline Corporation                               Northwest Pipeline Corporation
                                                             295 Chipeta Way
                                                             Salt Lake City, Utah  84158-0900
                                                             Attention:  Ronald E. Houston
                                                             Telecopier: (801) 584-7255

Transcontinental Gas Pipe Line Corporation                   Transcontinental Gas Pipe Line Corporation
                                                             P.O. Box 1396, MD 1060, Level 17
                                                             Houston, Texas  77251
                                                             Attention:  Jeffrey P. Heinrichs
                                                             Telecopier: (713) 215-3309

Texas Gas Transmission Corporation                           Texas Gas Transmission Corporation
                                                             3800 Frederica St.
                                                             Owensboro, Kentucky  42302
                                                             Attention:  Susanne W. Harris
                                                             Telecopier: (270) 688-6392

                                  SCHEDULE III

                          OUTSTANDING LETTERS OF CREDIT

                                   SCHEDULE IV

                                EXISTING PROJECTS

1.    Gulfstream

2.    Devil's Tower

3.    PIGAP II Project

4.    Gulf Liquids


                                Schedule IV - 1

                                   SCHEDULE V

                                  STORAGE LEASE


On July 18, 2001 Williams Midstream Natural Gas Liquids, Inc. ("WMNGL"), as sublessor, and Liberty Gas Storage LLC ("Liberty"), as sublessee, entered into a sublease agreement whereby, upon satisfaction of certain conditions precedent by the sublessee, WMNGL would sublease certain sulphur mines located in Calcasieu, Louisiana to Liberty for the development of natural gas storage facilities.


                                 Schedule V - 1

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                  This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement"), is dated as of ____________ , 2002, by and between LIBERTY GAS STORAGE PARTNERS, L.P., a Delaware limited partnership ("Liberty"), and CITIBANK, N.A., as collateral agent (the "Agent") for certain lenders (the "Lenders") described below.


                                    RECITALS

                  A. WHEREAS, Liberty is the sublessee (by assignment from Liberty Gas Storage LLC, a Delaware limited liability company) under the Sublease Agreement dated July 18, 2001 (the "Sublease"), with WILLIAMS MIDSTREAM NATURAL GAS LIQUIDS, INC., a Delaware corporation ("Williams"), as sublessor. The Sublease covers a portion of certain lands, including pipeline corridors and access rights of way, as well as certain salt caverns located thereon and associated equipment, insofar and only insofar as same affect the following described property situated in the Parish of Calcasieu, Louisiana:

                  [Part of Sections 17, 20, 29, 32, Township 9 South, Range 10 West, and more particularly described on Exhibit A-1, and shown on Exhibit A-5 attached hereto and made a part hereof.] [verify]

The term "Liberty Leased Assets" shall mean such property subleased by Williams to Liberty, as described and defined in the Sublease.

                  B. The subleasehold estate created by the Sublease is a portion of the leasehold estate created by the Lease Agreement dated January 1, 1991 (the "Burlington Lease") between Union Texas Petroleum Corporation and Union Texas Products Corporation, recorded in Conveyance Book 2235, page 260, under Clerk's File No. 2085889, in Calcasieu Parish, Louisiana. By various intermediate conveyances, the current lessor under the Burlington Lease is Burlington Resources Corporation [verify] and the current lessee under the Burlington Lease is Williams.

                  C. Williams has granted a mortgage dated __________, 2002 (the "Mortgage") recorded in Mortgage Book ___ , Page ___ , under Clerk File No. ___, in Calcasieu Parish, Louisiana, encumbering the leasehold estate and other rights of Williams under the Burlington Lease to the Agent, for the benefit of the Lenders from time to time parties ______________________ [INSERT description of loan].


                                 Schedule V - 2

                  D. WHEREAS, Liberty has requested that the Agent agree not to disturb Liberty's possessory rights in the Liberty Leased Assets in the event the Agent should foreclose on the Mortgage, provided the Sublease is then in full force and effect and provided further that Liberty attorns to the Agent or the purchaser at any foreclosure sale of the leasehold estate under the Burlington Lease.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, Liberty and Agent hereby agree as follows:

                  Section 1. Subordination. Subject to the express terms of this Agreement, Liberty agrees that the Sublease, as the same may be modified, amended or extended, and the subleasehold estate created thereby, and all of the rights, remedies and options of Liberty thereunder, are and shall at all times continue to be subject and subordinate in all respects to the Mortgage and the lien thereof, and to all rights of Agent thereunder, including, without limitation, all renewals, increases, modifications, consolidations and extensions thereof.

                  Section 2. Non-Disturbance. Agent agrees that if any action or proceeding is commenced by Agent for the foreclosure of the Mortgage and the seizure and sale of the Liberty Leased Assets as part of the leasehold estate under the Burlington Lease, or if Agent acquires the Liberty Leased Assets, whether through foreclosure or deed in lieu of foreclosure (or dation en paiement), Agent shall maintain Liberty in possession under the terms of the Sublease, provided that at such time the Sublease shall be in full force and effect and shall not have expired or been terminated.

                  Section 3. Attornment. Liberty agrees that if the Agent, any of the Lenders or a purchaser at a sheriff's sale (each a "Transferee") shall become the owner of the Liberty Leased Assets by reason of the foreclosure of the Mortgage or the acceptance of a deed in lieu of foreclosure (or dation en paiement) (a "Transfer Event"), and provided that at such time the Sublease shall be in full force and effect and shall not have expired or been terminated, the Sublease shall not be terminated or affected thereby, but shall continue in full force and effect as a direct sublease between Liberty and such Transferee upon all the terms, covenants and conditions set forth in the Sublease. Upon such a Transfer Event, Liberty agrees to attorn to such Transferee as sublessor under the Sublease, and to be bound by and perform all of the obligations imposed by the Sublease on the sublessee thereunder. Also, upon such a Transfer Event, the Transferee will be bound by all of the obligations imposed by the Sublease on the sublessor; provided, however, that such Transferee shall not be:
(i) liable for any act or omission of Williams, provided that the foregoing shall not be deemed to relieve such Transferee from the obligation to perform any obligation of the sublessor under the Sublease which obligation (a)


                                 Schedule V - 3
remains unperformed at the time that such Transferee succeeds to the interest of sublessor under the Sublease and (b) is made known to Transferee and Transferee is provided notice and given the same opportunity to cure as afforded Williams under the Sublease; or (ii) bound by any rent which Liberty might have paid under the Sublease for more than one month in advance, unless actually received by such Transferee; or (iii) bound by any amendment or modification of the Sublease that could have a material adverse affect on Agent's rights as a secured party; or (iv) subject to any offsets or defenses that Liberty might have against Williams (or any prior sublessor, if applicable) unless Transferee has been given written notice thereof and the same opportunity to cure as afforded Williams under the Sublease.

                  Section 4. Covenants of Liberty. Liberty covenants and agrees that contemporaneously with any written notice sent by Liberty to Williams of a default by Williams under the Sublease, Liberty shall contemporaneously send a copy of such default notice to the Agent.

                  Section 5. Disclaimer by Agent. Notwithstanding any of the provisions hereof, Agent shall have no obligation in favor of Liberty to perform any term, covenant or condition contained in the Sublease, unless and until Agent acquires ownership of the Liberty Leased Assets through foreclosure, deed in lieu of foreclosure (or dation en paiement) or otherwise.

                  Section 6. New Lease. Upon the written request of either Liberty or a Transferee to the other given within thirty (30) days after any Transfer Event, Liberty and such Transferee shall execute a new sublease of the Liberty Leased Assets upon the same terms and conditions as the Sublease, which new sublease shall cover any unexpired term of the Sublease existing prior to such Transfer Event.

                  Section 7. Notices. Any notice or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly dispatched if delivered in person, sent by a nationally recognized overnight courier (fee prepaid), mailed by certified mail (postage prepaid return receipt requested), or transmitted by telecopier to the address as set forth below. The following are the addresses of the parties:

                  LIBERTY:

                                    Liberty Gas Storage Partners, L.P.
                                    2929 BriarPark, Suite 140
                                    Houston, Texas 77042
                                    Attention: ____________________
                                    Facsimile: (713) 781-4966



                                 Schedule V - 4

                  AGENT:
                  Citibank, N. A.
                  Collateral Trustee
                  111 Wall Street
                  New York, New York 10043
                  telecopier number: (212) 657-3862
                  Attention: Edward Morelli


                  with a copy to:
                  Citicorp North America, Inc.,
                  1200 Smith Street, Suite 2000
                  Houston, Texas 77002
                  telecopier number: (713) 654-2849)
                  Attention: The Williams Companies, Inc. Account Officer


                  Section 8. Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, EXCLUDING THE LOUISIANA LAW OF CONFLICTS.

                  Section 10. Successors. This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 11. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Executed by the duly authorized representatives of Liberty and the Agent as of the date hereinabove first written.



                                 Schedule V - 5

                                       LIBERTY GAS STORAGE ____________


                                       By:________________________________,

                                             Its:____________________________

                                             By:_____________________________

                                                Name:________________________

                                                Title:_______________________




                          CITIBANK, as Collateral Agent



                                       By:__________________________________

                                             Name:__________________________

                                             Title:_________________________



                                 Schedule V - 6

STATE OF TEXAS
COUNTY OF __________


               BEFORE ME, the undersigned Notary Public duly commissioned qualified and sworn within and for the State and County written above, personally came and appeared _______________, to me personally known, and who being by me duly sworn, did say that he is the authorized ____________ of _______________________, the _________ of LIBERTY GAS STORAGE
______________________, whose name is subscribed to the foregoing Subordination, Non-Disturbance and Attornment Agreement, and that he executed the foregoing Subordination, Non-Disturbance and Attornment Agreement by authority of said company's __________________ on behalf of said company as its free act and deed.


               THUS DONE AND SIGNED before me and the two undersigned witnesses in the County and State aforesaid, on this ___ day of [___________], 2002. Witness my hand and official seal.

WITNESSES:





--------------------------                         -------------------------

Name:                                              Name:
      --------------------                               -------------------





--------------------------

Name:
      --------------------



                       ----------------------------------
                                  NOTARY PUBLIC




                                 Schedule V - 7

                                                  Seal

                                                  My Commission expires:




                                 Schedule V - 8

STATE OF NEW YORK

COUNTY OF NEW YORK



               BEFORE ME, the undersigned Notary Public duly commissioned qualified and sworn within and for the State and County written above, personally came and appeared _______________, to me personally known, and who being by me duly sworn, did say that he is the authorized ____________ of CITIBANK, N.A., as Collateral Agent, whose name is subscribed to the foregoing Subordination, Non-Disturbance and Attornment Agreement, and that he executed the foregoing Subordination, Non-Disturbance and Attornment Agreement by authority of said company's __________________ on behalf of said company as its free act and deed.

               THUS DONE AND SIGNED before me and the two undersigned witnesses in the County and State aforesaid, on this ___ day of [___________], 2002. Witness my hand and official seal.

WITNESSES:





--------------------------                         -------------------------

Name:                                              Name:
      --------------------                               -------------------





--------------------------

Name:
      --------------------



                       ----------------------------------
                                  NOTARY PUBLIC


                                 Schedule V - 9

                                                  Seal

                                                  My Commission expires:




                                Schedule V - 10

                                   EXHIBIT A-1

                    [Attach legal description from Sublease]


                                Schedule V - 11

                                   SCHEDULE VI

                                 PERMITTED LIENS


(a) (i) Any Lien existing on any property at the time of the acquisition thereof and not created in contemplation of such acquisition by any Borrower or any of its Subsidiaries, whether or not assumed by any Borrower or any of its Subsidiaries, (ii) purchase money, construction or analogous Liens securing obligations incurred in connection with or financing the direct or indirect costs of or relating to the acquisition, construction (including design, engineering, installation, testing and other related activities), development (including drilling), improvement, repair or replacement of property (including such Liens securing Debt or other obligations incurred in connection with the foregoing or within 30 days of the later of (x) the date on which such Property was acquired or construction, development, improvement, repair or replacement thereof was complete or (y) if applicable, the final "in service" date for commencement of full operations of such property), provided that all such Liens attach only to the property acquired, constructed, developed, improved or repaired or constituting replacement property, and the principal amount of the Debt or other obligations secured by such Lien, together with the principal amount of all other Debt secured by a Lien on such property, shall not exceed the gross acquisition, construction, replacement and other costs specified above of or for the property, (iii) Liens on receivables created pursuant to a sale, securitization or monetization of such receivables, and Liens on rights of any Borrower or any Subsidiary related to such receivables which are transferred to the purchaser of such receivables in connection with such sale, securitization or monetization; provided that the Liens secure only the obligations of any Borrower or any of its Subsidiaries in connection with such sale, securitization or monetization, (iv) Liens created by or reserved in any operating lease (whether for real or personal property) entered into in the ordinary course of business (excluding Synthetic Leases) provided that the Liens created thereby
(1) attach only to the Property leased to any Borrower or one of its Subsidiaries, pursuant to such operating lease and (2) secure only the obligations under such lease and supporting documents that do not create obligations other than with respect to the leased property (including for rent and for compliance with the terms of the lease), (v) Liens on property subject to a Capital Lease created by such Capital Lease and securing only obligations under such Capital Lease and supporting documents that do not create obligations other than with respect to the leased property, (vi) any interest or title of a lessor in the property subject to any Capital Lease, Synthetic Lease or operating lease, (vii) Liens in the form of filed Uniform Commercial Code or personal property security statements (or similar filings outside Canada and the United States) to perfect any Permitted Lien, and (viii) Liens on up to four aircraft owned or leased by any Borrower or any Subsidiary of any such Borrower.

(b) Any Lien existing on any property of a Subsidiary of any Borrower at the time it becomes a Subsidiary of such Borrower and not created in contemplation thereof and any Lien existing on any property of any Person at the time such Person is merged or liquidated into or consolidated with any such Borrower or any Subsidiary thereof and not created in contemplation thereof.

(c) Mechanics', materialmen's, workmen's, warehousemen's, carrier's, landlord's or other similar Liens arising in the ordinary course of business securing amounts incurred in the ordinary


                                Schedule VI - 1
course of business which are not more than 90 days past due or are being contested in good faith by appropriate proceedings.

(d) Liens arising by reason of pledges, deposits or other security to secure payment of workmen's compensation insurance or unemployment insurance, pension plans or systems and other types of social security, and good faith deposits or other security to secure tenders or leases of property or bids, in each case to secure obligations of any Borrower or any of its Subsidiaries under such insurance, tender, lease, bid or contract, as the case may be; provided, however, that the only Liens permitted by this paragraph (d) shall be Liens incurred in the ordinary course of business that do not secure any Debt or accounts payable (other than accounts payable to the counterparties or obligees applicable to the foregoing).

(e) Liens on deposits or other security given to secure public or statutory obligations, or to secure or in lieu of surety bonds (other than appeal bonds) and deposits as security for the payment of taxes or assessments or other similar charges, in each case to secure obligations of any Borrower or any of its Subsidiaries arising in the ordinary course of business; provided, however, that the aggregate amount of obligations secured by Liens permitted by this paragraph (e) shall not exceed 10% of Consolidated Tangible Net Worth of the Borrower.

(f) Any Lien arising by reason of deposits with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time as required by law or governmental regulation (i) as a condition to the transaction by any Borrower or any of its Subsidiaries of any business or the exercise by any Borrower or any of its Subsidiaries of any privilege or license, (ii) to enable any Borrower or any of its Subsidiaries to maintain self-insurance or to participate in any fund for liability on any insurance risks or (iii) in connection with workmen's compensation, unemployment insurance, old age pensions or other social security with respect to any Borrower or any of its Subsidiaries to share in the privileges or benefits required for companies participating in such arrangements.

(g) Liens incurred in the ordinary course of business upon rights-of-way securing obligations (other than Debt and trade payables) of any Borrower or any of its Subsidiaries.

(h) Undetermined mortgages and charges incidental to construction or maintenance arising in the ordinary course of business which are not more than 90 days past due or are being contested in good faith by appropriate proceedings.

(i) The right reserved to, or vested in, any municipality or governmental or other public authority or railroad by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to terminate or to require annual or other periodic payments as a condition to the continuance of such right, power, franchise, grant, license or permit.

(j) The Lien of taxes, customs duties or other governmental charges or assessments that are not at the time determined (or, if determined, are not at the time delinquent), or that are delinquent but the validity of which is being contested in good faith by any Borrower or any of its Subsidiaries by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles, if required by such principles, have been provided on the books of the Borrower or the relevant Subsidiary of any Borrower, as the case may be.

                                Schedule VI - 2

(k) The Lien reserved in (i) leases entered into in the ordinary course of business for rent and for compliance with the terms of the lease in the case of real or personal property leasehold estates or (ii) leases and sub-leases granted to others that do not materially interfere with the ordinary course of business of any Borrower and its Subsidiaries, taken as a whole.

(l) Defects and irregularities in the titles to any property (including rights-of-way and easements) which are not material to the business, assets, operations or financial condition of any Borrower and its Subsidiaries, taken as a whole.

(m) Easements, exceptions or reservations in any property of any Borrower or any of its Subsidiaries granted or reserved in the ordinary course of business for the purpose of pipelines, roads, equipment, streets, alleys, highways, railroads, the removal of oil, gas, coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, facilities and equipment, or in favor of governmental authorities or public utilities, in each case above which do not materially impair the use of such property for the purposes for which it is held by any Borrower or such Subsidiary.

(n) Rights reserved to or vested in any municipality or public authority to control or regulate any property of any Borrower or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by any Borrower or such Subsidiary.

(o) Any obligations or duties, affecting the property of any Borrower or any of its Subsidiaries, to any municipality or public authority with respect to any franchise, grant, license or permit.

(p) The Liens of any judgments in an aggregate amount for any Borrower and all of its Subsidiaries (i) not in excess of $8,500,000, the execution of which has not been stayed and (ii) not in excess of $40,000,000, the execution of which has been stayed and which have been appealed and secured, if necessary, by a stay or appeal bond or other security of similar effect and stay or appeal bonds in respect of the judgments permitted in clause (ii).

(q) Zoning laws and ordinances.

(r) Liens existing on July 1, 2002, that secure only Debt and other obligations incurred or committed and available for draw down on or prior to or outstanding on July 1, 2002 and listed on Schedule IX as secured by such Liens.

(s) Liens existing on July 1, 2002 (i) that cover only immaterial assets and
(ii) that secure only Debt and other obligations incurred or committed and available for draw down on or prior to or outstanding on July 1, 2002.

(t) Liens reserved in customary oil, gas and/or mineral leases for bonus or rental payments and for compliance with the terms of such leases and Liens reserved in customary operating agreements, farm-out and farm-in agreements, exploration agreements, development agreements and other similar agreements for compliance with the terms of such agreements; provided that (i) such Liens do not secure Debt or accounts payable (other than obligations under such lease or


                                Schedule VI - 3
agreement, as the case may be) and (ii) such leases and agreements are entered into in the ordinary course of business.

(u) Liens arising in the ordinary course of business out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, participation, joint venture, joint operating, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, tariffs, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, salt water or other disposal agreements, leases, sub-leases or rental agreements, royalty interests, overriding royalty interests, farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out of, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal or handling of any property of a Person (each such order, agreement or contract being a "Subject Document"), provided that and to the extent that (i) such Subject Documents are entered into the ordinary course of business and contain terms customary for such documents in the industry, (ii) such permitted Liens shall not include any security interests in accounts receivable or other receivables and do not secure Debt or accounts payable (other than accounts payable arising under the particular Subject Document that creates the Lien), and (iii) such Subject Documents do not create nor do such Liens secure Financing Transactions.

(v) Liens arising by law under Section 9.343 of the Texas Uniform Commercial Code or similar statutes of states other than Texas.

(w) Liens arising pursuant to the L/C Collateral Documents which secure the obligations of the Borrowers and their Subsidiaries under this Agreement and the L/C Agreement and certain public debt of TWC, including Liens securing Letters of Credit resulting from the Cash Collateralization thereof in accordance with
Section 6.2 of the L/C Agreement.

(x) Liens (i) in existence prior to the date hereof in the nature of a right of offset or netting of cash amounts owed arising in the ordinary course of business (and Liens on the trading receivables owed by any trading counterparty and/or affiliate thereof to a Borrower or any affiliate thereof granted by a Borrower or any such affiliate thereof under agreements commonly in use in the industry of a Borrower or such affiliate, but solely to secure the offset or netting rights of such trading counterparty and/or affiliates thereof to the payment of such trading receivables arising from and to the extent of the trading obligations of a Borrower or any affiliate thereof to such trading counterparty or its affiliates) and (ii) Liens in the nature of a right of offset or netting of cash amounts owed arising in the ordinary course of business granted by EMT to any of EMT's trading counterparties and/or affiliates thereof solely to secure the obligations of EMT to such trading counterparty and/or affiliates thereof (and the offset or netting rights of such trading counterparty and/or affiliates thereof related thereto), including, with respect to EMT only, Liens for such purposes on the trading receivables of EMT arising from amounts owed by such trading counterparty and/or affiliates thereof to EMT; provided,


                                Schedule VI - 4
however, that no such Liens granted by EMT shall in any way create rights of offset or netting or Liens against a Borrower or any Subject Subsidiary or their respective Assets.

(y) Any Lien not permitted by paragraphs (a) through (x) above or (z) through
(ii) below securing Debt or Specified Escrow Arrangements of the Borrower or any of its Subsidiaries if at the time of, and after giving effect to, the creation or assumption of any such Lien, the aggregate (without duplication) of the principal or equivalent amount of all Debt of a Borrower and its Subsidiaries secured by all such Liens not so permitted by paragraphs (a) through (x) above or (z) through (ii) below plus the amount of Attributable Obligations (other than those relating to Liens described in clause (a)(viii)) of a Borrower and its Subsidiaries in respect of Sale and Lease-Back Transactions permitted by
Section 5.02(l) which does not exceed $100,000,000.

(z) To the extent applicable, any overriding royalties or other rights of Pacific Northwest Pipeline Corporation, a Delaware corporation ("Pacific") and Phillips Petroleum Company ("Phillips") or their respective successors in interest under a contract dated January 9, 1953, as amended, between Phillips and Pacific, to which the Borrower is successor in interest; and the obligations of the Borrower to surrender, transfer, release or reassign the leases or interests or rights to which said instruments relate under the conditions and upon the occurrence of the events specified in said instruments.

(aa) Any option or other agreement to purchase any property of any Borrower or any Subsidiary the purchase, sale or other disposition of which is not prohibited by any other provision of this Agreement.

(bb) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the proceeds and products thereof.

(cc) Liens on the products and proceeds (including insurance, condemnation and eminent domain proceeds) of and accessions to, and contract or other rights (including rights under insurance policies and product warranties) derivative of or relating to, property permitted to be subject to Liens under this Agreement but subject to the same restrictions and limitations herein set forth as to Liens on such property (including the requirement that such Liens on products, proceeds, accessions and rights secure only obligations that such property is permitted to secure).

(dd) Liens on the Property of a Project Finance Subsidiary or the Equity Interests in such Project Finance Subsidiary securing the Non-Recourse Debt of such Project Finance Subsidiary.

(ee) Liens on cash and short-term investments incurred in the ordinary course of business, consistent with past practice and not for the purpose of securing Debt
(i) deposited by any Borrower or any of its Subsidiaries in margin accounts with or on behalf of futures contract brokers or other counterparties or (ii) pledged by any Borrower or any of its Subsidiaries, in the case of each of clauses (i) and (ii) above, to secure its obligations with respect to (x) contracts (including without limitation, physical delivery, option (whether cash or financial), exchange, swap and futures contracts) for the purchase or sale of any energy-related commodity or (y) interest rate or currency rate management contracts.

                                Schedule VI - 5

(ff) Liens securing Debt of Apco Argentina, Inc. and/or its Subsidiaries; provided that such Liens shall only apply to assets owned directly by Apco Argentina, Inc. and/or its Subsidiaries.

(gg) Liens securing the Barrett Loan.

(hh) Liens securing Permitted Refinancing Debt (as defined below) (and related obligations) covering the substantially the same collateral ) securing (immediately prior to such refinancing) the Debt Refinanced (as defined below) by such Permitted Refinancing Debt; provided that: (i) the principal amount of such Permitted Refinancing Debt does not exceed the principal amount of the Debt Refinanced (plus the amount of penalties, premiums (including required premiums and the amount of any premiums reasonably determined by any Borrower being in its best economic interest and as necessary to accomplish such Refinancing by means of a tender offer or privately negotiated repurchase), fees, accrued interest and reasonable expenses and other obligations incurred in connection therewith) at the time of refinancing; and (ii) such Debt is incurred either by any Borrower or by such Subsidiary that is the obligor of the Debt being Refinanced. "Permitted Refinancing Debt" means any Debt of any Borrower or any of its Subsidiaries issued to Refinance other Debt of any Borrower or any such Subsidiaries. "Refinance" means, in respect of any Debt, to refinance, extend, renew, refund, repay, prepay, replace, acquire, redeem, defease or retire, or to issue other Debt in exchange or replacement, directly or indirectly for, such Debt in whole or in part.

(ii) Liens extending, renewing or replacing any of the foregoing Liens, provided that the principal amount of the Debt or other obligation secured by such Lien is not increased or the maturity thereof shortened and such Lien is not extended to cover any additional Debt, obligations or property, other than like obligations of no greater principal amount and the substitution of like property (or specific categories of property of the same grantor to the extent the terms of the Lien being extended, renewed or replaced, extended to or covered such categories of property) of no greater value.

(jj) Liens securing the obligations under that certain Master Agreement dated as of March 6, 2000 among TWC as Guarantor, Williams TravelCenters, Inc. and certain other subsidiaries of TWC, as Lessees, Atlantic Financial Group, Ltd, as Lessor, the Lenders party thereto, SunTrust Bank, as Agent, Societe Generale, Southwest Agency, as Documentation Agent, and KBC Bank, N.V., as Syndication Agent as amended, supplemented or otherwise modified.

(kk) Liens on cash deposits in the nature of a right of setoff, banker's lien, counterclaim or netting of cash amounts owed arising in the ordinary course of business on deposit accounts permitted pursuant to Section 5.01(k) of this Agreement.

(ll) Liens securing the Legacy L/C's resulting from the cash collateralization thereof in accordance with Section 2.04(c) of this Agreement.

(mm) Liens occurring in, arising from, or associated with Specified Escrow Arrangements.

(nn) Liens granted in connection with (i) Second Amended and Restated Participation Agreement dated as of January 28, 2002 among Williams Oil Gathering, L.L.C., a Delaware limited liability company, as Lessee, Williams Field Services Company, a Delaware corporation,


                                Schedule VI - 6
as Construction Agent, The Williams Companies, Inc., a Delaware corporation as Guarantor, Wells Fargo Bank Northwest, National Association, (formerly known as First Security Bank, National Association), as Certificate Trustee, Wells Fargo Bank Nevada, N.A., (successor by merger to First Security Trust Company of Nevada), as Collateral Agent, the financial institutions named therein as Certificate Holders, Hatteras Funding Corporation, a Delaware corporation, as CP Lender, the financial institutions named therein as the Facility Lenders and Purchasers, Bank of America, National Association, as Administrative Agent and Administrator for the CP Lender, Banc of America Facilities Leasing, L.L.C, as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent, as amended, and related transaction documents and (ii) Second Amended and Restated Participation Agreement dated as of January 28, 2002 among Williams Field Services - Gulf Coast, L.P., a Delaware limited partnership, as Lessee, Williams Field Services Company, a Delaware Corporation, as Construction Agent, The Williams Companies, Inc., a Delaware corporation, as Guarantor, Wells Fargo Bank Northwest, National Association, (formerly known as First Security Bank, National Association), as Certificate Trustee, Wells Fargo Bank Nevada N.A., (successor by merger to First Security Trust Company of Nevada), as Collateral Agent, the financial institutions named therein as Certificate Holders, Hatteras Funding Corporation, a Delaware corporation, as CP Lender, the financial institutions named therein as the Facility Lenders and Purchasers, Bank of America, National Association, as Administrative Agent and Administrator for the CP Lender, Banc of America Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent, as amended, and related transaction documents.


                                Schedule VI - 7

                                  Schedule VII

                             PERMITTED DISPOSITIONS


1.       Apco Argentina

         o    Apco Argentina, Inc.
         o    Apco Properties Ltd. (100%)
         o Petrolera Perez Companc S.A. (33.6% - Currently in process of purchasing an additional 5.5%)

2.       Energy International

         o Energy International Corporation (owns "Gas to Liquids" technology).

3.       Discovery

         o Williams Energy, L.L.C. owns a 50% interest in Discovery Producer Services LLC (unregulated) which in turn is the sole member of Discovery Gas Transmission LLC (regulated).

4.       Southern Ute (Collateral)

         o Williams Field Services Company's interest in natural gas pipeline gathering systems totaling approximately 91 miles of pipeline in La Plata County, Colorado, together with all associated real property interests, shipper contracts, and governmental permits, licenses, orders, approvals, certificates of occupancy and other authorizations.

5.       Dry Trail CO2 Recovery Plant (Collateral)

         o Williams Field Services Company owns and operates a 50 MMcfd CO2 recovery plant in Texas County, Oklahoma located on 26 acres near the town of Hough, Oklahoma to remove and recycle CO2 at ExxonMobil's Postle field enhanced oil recovery project.

6.       Aux Sable and Alliance Canada Marketing L.P.

         o Williams Alliance Canada Marketing Inc. has a 14.604% interest in Alliance Canada Marketing Ltd. which owns a 1% interest in and is the general partner of Alliance Canada Marketing L.P. (the "Alliance LP"). Williams Alliance Canada Marketing Inc. also owns a 14.604% limited partnership interest in the remaining 99% of the Alliance LP.

         o Williams Natural Gas Liquids Canada, Inc. has a 14.604% interest in Aux Sable Canada Ltd. which owns a 1% interest in and is the general partner of Aux Sable Canada LP (the "Canada LP"). Williams Natural Gas Liquids Canada, Inc. also owns a 14.604% limited partnership interest in the remaining 99% of the Canada LP.


                                 Schedule VII-1

         o Williams Natural Gas Liquids, Inc. has a 14.604% interest in Aux Sable Liquid Products Inc. which owns a 1% interest in and is the managing general partner of Aux Sable Liquid Products LP (the "Liquid LP"). Williams Natural Gas Liquids, Inc. also owns a 14.604% limited partnership interest in the remaining 99% of the Liquid LP.

7.       Deepwater

                  Devil's Tower

         o The Devil's Tower floating production facility currently under construction that will be located on block 773 of Mississippi Canyon. The oil and gas export pipelines attached to the Devil's Tower Spar known as Canyon Chief and Mountaineer and associated pumps, compressors, platforms and other equipment.

                  Gunnison

         o The oil pipeline known as the Alpine Pipeline that begins at the Gunnison discovery and terminated at the platform located at GA 244.

                  Canyon Station

         o The Canyon Station fixed leg platform located at Main Pass block 261 which processes oil and gas production form deepwater wells located in Mississippi Canyon.

         o    Equity of the Deepwater JV.

         o Collectively, the property referred to in this Item 8 shall be referred to as the "Deepwater Assets"; provided, that, for clarification, such assets are not subject to the Deepwater Transactions so long as such Deepwater Transactions are in full force and effect.

8.       Gulf Liquids

         o Gulf Liquids New River Project, LLC and its assets and liabilities. Gulf Liquids New River Project LLC is 90% owned by Gulf Liquids Holdings, LLC, which is 100% owned by EM&T.

9.       EM&T (Collateral)

         o    Equity Interest in Williams Energy Marketing & Trading Company.

10.      Worthington Generation, L.L.C. (Collateral)

         o    Equity Interests and assets of Worthington Generation, L.L.C.


                                 Schedule VII-2

11.      Williams Generation Company-Hazelton (Collateral)

         o    Equity Interests and assets of Williams Generation
              Company-Hazelton.

12.      Williams Energy (Canada), Inc. and its Subsidiaries

         o Equity Interests and assets of William Energy (Canada), Inc. and its Subsidiaries.

13. Those certain gathering and related assets owned by Goebel Gathering Company, L.L.C. and WFS Gathering Company, L.L.C. subject to purchase and sale agreements with Enbridge Pipelines (Texas Gathering) Inc. dated October 10, 2001 for a purchase price of approximately $9,000,000. (Collateral)

14. Property received from any sale, transfer or other disposition of Collateral made pursuant to Section 5.02(l). (Collateral)

15.      Mapco Office Building. (Collateral)

16. For the avoidance of doubt, the disposition or redemption of the Class B Units in MLP shall not be a Permitted Disposition.

17. Interests in joint development arrangements existing on July 31, 2002 by Williams Energy Marketing & Trading Company, which are transferred as a result of Williams Energy Marketing & Trading Company's decision not to continue funding.



                                 Schedule VII-3

                                  Schedule VIII

                            ADDITIONAL PUBLIC FILINGS


1. Consolidated Amended Complaint, In Re Williams Securities Litigation, Case No. 02-CV-72-H(M) in the United States District Court for the Northern District of Oklahoma.




                                 Schedule VII-4

                                   Schedule IX

                    LIENS SECURING EXISTING DEBT/OBLIGATIONS


              Liens existing on July 1, 2002, that secure only Debt and other obligations incurred or committed and available for draw down on or prior to or outstanding on July 1, 2002 and listed on Schedule IX as secured by such Liens. See clause (r) on Schedule VI. Inclusion of the items on this Schedule shall not be deemed an admission or representation that such items are properly categorized as Debt or that they are secured.

         1. Liens granted in connection with the Master Agreement dated as of March 6, 2000, among TWC, as Guarantor, Williams TravelCenters, Inc. and certain other subsidiaries of TWC, as Lessees, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank, as Agent, Societe Generale, Southwest Agency, as Documentation Agent, and KBC Bank, N.V., as Syndication Agent and the Lenders party thereto, as amended, and related transaction documents.

         2. Liens granted in connection with the Joint Venture Sponsor Agreement dated as of December 28, 2000, among TWC, as Sponsor and Williams Field Services Company, in favor of Prairie Wolf Investors, L.L.C. ("Investor"), Arctic Fox Assets, L.L.C., Williams Energy (Canada), Inc. and the other Indemnified Persons listed therein, as amended, and related transaction documents.

         3. Liens granted in connection with the PPH Sponsor Agreement dated as Of December 31, 2001, by TWC, as Sponsor, in favor of Piceance Production Holdings LLC, Plowshare Investors LLC ("Investor"), and other Indemnified Persons listed in the agreement, as amended, and related transaction documents.

         4. Liens granted in connection with the Parent Support Agreement dated as of December 23, 1998, made by TWC in favor of Castle Associates L.P. ("Castle"), Colchester LLC ("Investor") and the other Indemnified Persons and Guaranteed Parties listed therein, as amended, and related transaction documents.

         5. Liens granted in connection with the Loan Agreement dated as of March 17, 1998 Pine Needle LNG Company, LLC among Pine Needle LNG Company, LLC and Central Commercial Lending Institutions as the Lenders and Bank of Montreal as the agent for the Lenders, and related transaction documents.

         6. Liens granted in connection with the Finance Agreement among WilPro Energy Services (El Furrial) Limited, Overseas Private Investment Corporation dated as of January 31, 1999, and related transaction documents.

         7. Liens granted in connection with the Letter of Credit and Reimbursement Agreement dated as of May 15, 1994, among Tulsa Parking Authority, The Williams

                                  Schedule IX-1

Companies, Inc., Bank of Oklahoma, National Association and Bank of America, N.A. (f/k/a NationsBank of Texas, N.A.), as amended, and related transaction documents.

         8. Liens granted in connection with the Loan Agreement dated as of March 31, 1988 between Pan-Alberta Resources Inc. and Canadian Imperial Bank of Commerce, as amended, and related transaction documents.

         9. Liens granted in connection with the Turbine Financing and Agency Agreement, dated as of April 16, 2002, among Union Bank of California, N.A., WEMT Equipment Statutory Trust 2002, Union Bank of California, N.A., as administrative agent, and Williams Energy Marketing & Trading Company, and related transaction documents.

         10. Liens granted in connection with the Amended and Restated LLC Loan Agreement dated as of June 9, 2000 among Millennium Energy Fund, L.L.C. and MEF Production Payment Trust, as amended, and the Amended and Restated Notes Credit Agreement dated as of June 9, 2000 among MEF Production Payment Trust as the Borrower, certain financial institutions thereto, Credit Lyonnais as Syndication Agent, and Bank of Montreal, as Agent, and the Transaction Documents (as defined therein) related thereto.


                                  Schedule IX-2

                                   Schedule X

                                   COMMITMENTS

                             as of October 31, 2002

                                                  TWC                                           TGPL
                Banks                         Commitment             NWP Commitment           Commitment           TGT Commitment
                -----                      ---------------          ---------------        ---------------        ---------------
Mizuho Corporate Bank, Ltd.                $ 47,526,601.24          $ 35,500,000.00        $ 35,500,000.00        $ 17,750,000.00

The Bank of Nova Scotia                      22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
Bank of America, N.A.                        22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
Bank One, N.A.                               22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
JPMorgan Chase Bank (f/k/a The Chase
Manhattan)                                   22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
Citicorp USA, Inc.                           22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
Commerzbank AG                               22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
Credit Lyonnais New York Branch              22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67
National Westminster Bank PLC                22,870,782.29            17,083,333.33          17,083,333.33           8,541,666.67

ABN Amro Bank N.V.                           18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00
Bank of Montreal                             18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00
The Bank of New York                         18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00
Barclays Bank PLC                            18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00
CIBC Inc.                                    18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00
Credit Suisse First Boston                   18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00
Royal Bank of Canada                         18,742,885.00            14,000,000.00          14,000,000.00           7,000,000.00

The Bank of Tokyo-Mitsubishi, Ltd.           15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67
Fleet National Bank                          15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67
Societe Generale                             15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67
Toronto Dominion (Texas) Inc.                15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67
UBS AG, Stamford Branch                      15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67
Wells Fargo Bank Texas, N.A.                 15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67
WestLB AG, New York Branch                   15,842,200.41            11,833,333.33          11,833,333.33           5,916,666.67

Credit Agricole Indosuez                      8,813,618.54             6,583,333.34           6,583,333.34           3,291,666.64
Wachovia Bank, National Association           5,737,617.86             4,285,714.42           4,285,714.42           2,142,857.20

Arab Banking Corporation (B.S.C.)             5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00
Bank of China                                 5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00
Bank of Oklahoma, N.A.                        5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00
BNP Paribas                                   5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00
DZ Bank AG                                    5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00
KBC Bank N.V.                                 5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00
Sumitomo Mitsui Banking Corporation           5,522,457.19             4,125,000.00           4,125,000.00           2,062,500.00

RZB Finance, LLC                              3,319,052.22             2,479,166.68           2,479,166.68           1,239,583.33
Commerce Bank, N.A.                           3,319,052.22             2,479,166.68           2,479,166.68           1,239,583.33

Suntrust Bank                                 3,076,000.68             2,297,618.93           2,297,618.93           1,148,809.45
                                           ---------------          ---------------        ---------------        ---------------
TOTAL                                      $535,511,000.00          $400,000,000.00        $400,000,000.00        $200,000,000.00

                                  Schedule X-1

                                   SCHEDULE XI

                                RATING CATEGORIES



Pricing: Pricing is based upon the lower rating from S&P and Moody's, with respect to TWC's senior unsecured long-term debt. The pricing grid is as follows:


EURODOLLAR RATE ADVANCES

                                                                     APPLICABLE MARGIN
     RATING                                               -----------------------------------
    CATEGORY           S&P OR MOODY'S RATINGS OF THE          *25% OF               >25% OF             APPLICABLE
     OF THE             SENIOR UNSECURED LONG-TERM          COMMITMENTS           COMMITMENTS          COMMITMENT
    BORROWER               DEBT OF THE BORROWER               DRAWN                  DRAWN               FEE RATE
---------------      ------------------------------       --------------          -----------          ----------
     One                   BB+ or Ba1 or higher                3.00%                 3.25%                 .75%
     Two                        BB or Ba2                      3.50%                 3.75%                .875%
     Three                     BB- or Ba3                      4.00%                 4.25%                1.00%
     Four                       B+ or B1                       4.25%                 4.50%                1.25%
     Five                    B or B2 or lower                  4.50%                 4.75%                1.50%

---------------
* less than or equal to


BASE RATE ADVANCES

                                                                     APPLICABLE MARGIN
     RATING                                               -----------------------------------
    CATEGORY           S&P OR MOODY'S RATINGS OF THE          *25% OF               >25% OF             APPLICABLE
     OF THE             SENIOR UNSECURED LONG-TERM          COMMITMENTS           COMMITMENTS          COMMITMENT
    BORROWER               DEBT OF THE BORROWER               DRAWN                  DRAWN               FEE RATE
---------------      ------------------------------       --------------          -----------          ----------
     One                  BB+ or Ba1 or higher                 1.75%                 2.00%                 .75%
     Two                      BB or Ba2                        2.25%                 2.50%                .875%
     Three                    BB- or Ba3                       2.75%                 3.00%                1.00%
     Four                      B+ or B1                        3.00%                 3.25%                1.25%
     Five                   B or B2 or lower                   3.25%                 3.50%                1.50%

---------------
* less than or equal to


                                  Schedule XI-1

                                  SCHEDULE XII

                               PROGENY FACILITIES

Parent Support Agreement dated as of December 23, 1998, made by The Williams Companies, Inc. in favor of Castle Associates L.P., Colchester LLC, and the other Indemnified Persons and Guaranteed Parties listed therein, as amended. Notwithstanding anything herein to the contrary, for purposes of Section 2.04(c) of this Agreement, the outstanding amount of this Progeny Facility shall equal the outstanding Unrecovered Capital (as defined in the Castle Partnership Agreement) of the Limited Partner (as defined in the Castle Partnership Agreement) plus accrued and undistributed First Priority Return (as defined in the Castle Partnership Agreement) to be distributed to the Limited Partner in accordance with Section 4.01(a) of the Castle Partnership Agreement plus all other amounts then due and payable to the Limited Partner.

First Amended and Restated Term Loan Agreement dated as of October 31, 2002, among The Williams Companies, Inc., as Borrower, and Credit Lyonnais New York Branch, as Administrative Agent, and the Lenders named therein, as amended.

Second Amended and Restated Participation Agreement dated as of January 28, 2002 among Williams Oil Gathering, L.L.C., a Delaware limited liability company, as Lessee, Williams Field Services Company, a Delaware corporation, as Construction Agent, The Williams Companies, Inc., a Delaware corporation, as Guarantor, Wells Fargo Bank Northwest, National Association, (formerly known as First Security Bank, National Association), as Certificate Trustee, Wells Fargo Bank Nevada, N.A., (successor by merger to First Security Trust Company of Nevada), as Collateral Agent, the financial institutions named therein as Certificate Holders, Hatteras Funding Corporation, a Delaware corporation, as CP Lender, the financial institutions named therein as the Facility Lenders and Purchasers, Bank of America, National Association, as Administrative Agent and Administrator for the CP Lender, Banc of America Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent, as amended.

Second Amended and Restated Participation Agreement dated as of January 28, 2002 among Williams Field Services - Gulf Coast Company, L.P., a Delaware limited partnership, as Lessee, Williams Field Services Company, a Delaware corporation, as Construction Agent, TWC, as Guarantor, Wells Fargo Bank Northwest, National Association, (formerly known as First Security National Bank , National Association), as Certificate Trustee, Wells Fargo Bank Nevada N.A., (successor by merger to First Security Trust company of Nevada), as Collateral Agent, the financial institutions named therein as Certificate Holders, Hatteras Funding Corporation, a Delaware corporation, as CP Lender, the financial institutions named therein as the Facility Lenders and Purchasers, Bank of America, National Association, as Administrative Agent and Administrator for the CP Lender, Banc of America Facilities Leasing, L.L.C., as Arranger, Bank of Nova Scotia, as Syndication Agent, and Credit Agricole Indosuez, as Documentation Agent, as amended by the Consent and First Amendment dated as of July 31, 2002 and the consent and Second Amendment dated as of October 31, 2002.


                                 Schedule XII-1

Term Loan Agreement dated as of January 29, 1999, among The Williams Companies, Inc., as Borrower, and The Fuji Bank, Limited, as Administrative Agent, and the Banks named therein, as amended.

Joint Venture Sponsor Agreement dated as of December 28, 2000, among The Williams Companies, Inc., as Sponsor and Williams Field Services Company, in favor of Prairie Wolf Investors, L.L.C., Arctic Fox Assets, L.L.C., Williams Energy (Canada), Inc. and the other Indemnified Persons listed therein, as amended.

Letter of Credit and Reimbursement Agreement dated as of May 15, 1994, among Tulsa Parking Authority, The Williams Companies, Inc., Bank of Oklahoma, National Association, and Bank of America, N.A. (formerly NationsBank of Texas, N.A.), relative to Tulsa Parking Authority First Mortgage Revenue Bonds, as amended.

Master Agreement dated as of March 6, 2000, among The Williams Companies, Inc., as Guarantor, Williams TravelCenters, Inc. and certain other subsidiaries of TWC, as Lessees, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank, as Agent, Societe Generale, Southwest Agency, as Documentation Agent, and KBC Bank, N.V., as Syndication Agent and the Lenders party thereto, as amended.

PPH Sponsor Agreement dated as of December 31, 2001, by The Williams Companies, Inc., as Sponsor, in favor of Piceance Production Holdings LLC, Plowshare Investors LLC, and other Indemnified Persons listed in the agreement, as amended. Notwithstanding anything herein to the contrary, for purposes of
Section 2.04(c) of this Agreement, the outstanding amount of this Progeny Facility shall equal the outstanding Contributed Capital of the Class B Preferred Member (each as defined in the PPH Company Agreement) plus the accrued and unpaid Class B Priority Return (as defined in the PPH Company Agreement) plus all other amounts then due and payable to the Class B Preferred Member.

Amended and Restated LLC Loan Agreement dated as of June 9, 2000 among Millennium Energy Fund, L.L.C. and MEF Production Payment Trust, as amended, and the Amended and Restated Notes Credit Agreement dated as of June 9, 2000 among MEF Production Payment Trust as the Borrower, certain financial institutions thereto, Credit Lyonnais as Syndication Agent, and Bank of Montreal, as Agent, and the Transaction Documents (as defined therein) related thereto.

Outstanding letters of credit as of July 31, 2002 (as set forth on Schedule III) to the extent they have not been fully cash collateralized.

All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with any of the foregoing.


                                 Schedule XII-2

                                  SCHEDULE XIII

                               POST-CLOSING ITEMS

          1. Consents. TWC shall use its best efforts to obtain those third party consents that have been identified by TWC (pursuant to a written schedule delivered in connection with the execution of this Agreement) as necessary in connection with the execution, delivery, filing and performance of certain Mortgages.

          2. Legal Opinions. The Agent shall have received, with a counterpart for each Issuing Bank, the executed legal opinions of local counsel to the Agents in such states as requested by Agent which such legal opinions shall cover such matters incident to the perfection of the Liens and the other transactions contemplated by this Agreement as the Agent may reasonably require. TO BE DELIVERED 30 DAYS AFTER THE REQUEST THEREFOR BY THE AGENT.

          3. Actions to Perfect Liens. The Agent shall have received properly completed and executed financing statements (or other similar documents), including, without limitation, duly executed financing statements on form UCC-1, necessary or, in the opinion of the Collateral Agent, desirable to perfect the Liens created by the Security Documents, and the Collateral Agent shall be reasonably satisfied that, other than filing such financing statements and other similar documents and the Mortgages, no other filings, recordings, registrations or other actions are necessary or, in the opinion of the Collateral Agent, desirable to perfect the Liens created by the Security Documents. TO BE COMPLETED 15 DAYS AFTER THE REQUEST THEREFOR BY THE AGENT.

          4. Surveys. At the request of the Agent, the Agent shall have received boundary line surveys of (i) the property leased by the Borrower and the Midstream Subsidiaries located in the States of Alaska, Arkansas, Colorado, New Mexico, Tennessee, and Wyoming, and (ii) the real property owned by Borrower and the Midstream Subsidiaries located in the States of Alaska, Arkansas, Colorado, New Mexico, Tennessee, and Wyoming, other than the Gathering Systems which boundary line surveys shall in each case be (A) dated a date reasonably close to the date of the Agreement (as determined by the Agent), (B) prepared by an independent professional licensed land surveyor reasonably satisfactory to the Agent, (C) prepared in a manner reasonably acceptable to the Agent and (D) shall reflect that the buildings, structures and other improvements necessary for the ownership and operation of the processing plants purported to be located on the property surveyed do not protrude on any adjoining property nor do any improvements located on land adjacent to the property surveyed encroach upon the property surveyed, which encroachments or protrusions in either case could reasonably be expected to adversely affect the ability of the Borrower or the Midstream Subsidiaries to own, maintain, operate or sell the property surveyed and/or the improvements located thereon. The Agent shall have received a certificate of an authorized officer of the Borrower certifying said boundary line surveys are true and correct as of the date of the Agreement. TO BE COMPLETED 60 DAYS AFTER REQUEST BY THE AGENT THEREFOR.


                                 Schedule XIII-1

          5. Flood Insurance. If requested by the Agent, the Agent shall have received a policy of flood insurance in form and substance satisfactory to the Agent. TO BE COMPLETED 60 DAYS AFTER REQUEST BY THE AGENT THEREFOR.

          6. Copies of Documents. If requested by the Agent, the Agent shall have received a copy, certified by such parties as the Agent may deem appropriate, of any document burdening the property covered by any Mortgage. TO BE COMPLETED 30 DAYS AFTER REQUEST BY THE AGENT THEREFOR.

          7. Lien Searches. The Agent shall have received the results of recent lien searches by Persons reasonably satisfactory to the Agent, in each of the jurisdictions and offices where assets of the Borrower or any of the Midstream Subsidiaries are located or recorded, and such searches shall reveal no Liens on any assets of the Borrower or any such Subsidiary, except for (i) Liens permitted by the Agreement and (ii) Liens to be released or assigned to the Agent, for the ratable benefit of the Banks, on the date of the Agreement in connection with the execution, delivery and performance of the Credit Documents. TO BE COMPLETED ON OR BEFORE NOVEMBER 15, 2002.

          8. Insurance. The Agent shall have received (i) copies of, or an insurance broker's or agent's certificate as to coverage under, the insurance policies required by the Agreement and the applicable provisions of the Security Documents, each of which policies shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement and to name the Collateral Agent as additional insured, in form and substance satisfactory to the Collateral Agent and (ii) confirmation from such insurance broker that the scope and amount of coverage maintained by the Borrower and its Subsidiaries are comparable to the scope and amount of the insurance maintained by other companies of similar size in the same industry and general location. TO BE COMPLETED ON OR BEFORE NOVEMBER 15, 2002.

          9. Environmental Reports. If requested by the Agent, the Agent shall have received environmental assessment reports from E.vironment, Inc. with respect to processing, refining and other facilities and other parcels of real property owned or leased by the Borrower and the Midstream Subsidiaries, and the Issuing Banks shall be reasonably satisfied with the potential environmental liabilities to which the Borrower and its Subsidiaries may be subject based on such reports. TO BE COMPLETED 60 DAYS AFTER REQUEST THEREFOR BY THE AGENT.

          10. Title Vested in Borrower. The Agent and the Issuing Banks shall be reasonably satisfied that all filings and other actions required to be taken or made in order to vest title to all of the Properties of the Borrower and the Midstream Subsidiaries shall have been taken or made and are in full force and effect. TO BE COMPLETED 60 DAYS AFTER REQUEST THEREFOR BY THE AGENT.

          11. Mortgages. The Borrowers shall deliver to the Collateral Agent, within fifteen Business Days of the delivery of any Mortgage to the Borrower (or, with respect to Mortgages to be filed in Kansas, as promptly as possible using its best efforts), evidence of such


                                 Schedule XIII-2
recordings and filings as may be necessary, in the opinion of the Collateral Agent, to perfect the Liens created by such Mortgage. Upon the request of Collateral Agent, the Borrower shall provide all assistance as may be necessary in connection with the preparation of the Mortgages.

          12. Consents to the Pledging of Excluded Equity Interest. TWC shall use its best efforts to obtain all third party consents necessary to pledge the Excluded Equity Interests in (other than the Equity Interest in the Restricted Midstream Subsidiaries and the Equity Interest of MLP held by NewGP) pursuant to the Pledge Agreement. TO BE REQUESTED WITHIN 30 DAYS AFTER THE DATE OF THIS AGREEMENT AND TO BE PURSUED DILIGENTLY THEREAFTER.

          13. Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

          14. Additional Legal Opinions. The Agent shall have received, with a counterpart for each Issuing Bank, executed legal opinions which confirm that the Mortgages and deeds of trust filed with respect to the Collateral shall continue to constitute valid, enforceable, and duly recorded liens on the real property following the amendment and restatement of the Existing Credit Agreement and of the L/C Agreement, securing the obligations of such agreements as amended. To the extent that any supplemental deed of trust or mortgage filings are required in connection with the above described legal opinions, the Agent shall have received evidence of such recordings and filings as may be necessary, in the opinion of the Collateral Agent, to ensure the continued perfection of the Liens created by any such Mortgage. IN EACH CASE, TO BE COMPLETED 30 DAYS AFTER THE DATE OF THIS AGREEMENT.

          15. Approvals of and Consents to Assignments. In connection with the termination of (a) the Amended and Restated Guarantee, dated as of July 25, 2000, issued by TWC for the benefit of The Commonwealth Plan, Inc. and CBL Capital Corporation, as amended, (b) the Lease Agreement, dated as of December 29, 1995, between The Commonwealth Plan, Inc., as Lessor, and WFS - Pipeline Company, as Lessee, and (c) the Lease Agreement, dated as of December 29, 1995, between CBL Capital Corporation, as Lessor, and WFS - Offshore Gathering Company, as Lessee, TWC and either WFS - Offshore Gathering Company or WFS - Pipeline Company, as applicable, shall use their best efforts to obtain (i) the approval of the United States Department of the Interior, Minerals Management Service to the assignment of certain easements to WFS - Offshore Gathering Company by CBL Capital Corporation and (ii) the consents of third parties necessary to the assignments of any leases and/or easements by CBL Capital Corporation to WFS - Offshore Gathering Company or by The Commonwealth Plan, Inc. to WFS - Pipeline Company. TO BE COMPLETED ONE YEAR AFTER THE DATE OF THIS AGREEMENT.


                                 Schedule XIII-3

                                  SCHEDULE XIV

                             MIDSTREAM SUBSIDIARIES


Delaware

Williams Energy Services, LLC
Williams Natural Gas Liquids, Inc.
Williams Midstream Natural Gas Liquids, Inc.
Williams Express, Inc. (a Delaware corporation)
Williams Field Services Group, Inc.
Williams Alaska Pipeline Company, L.L.C.
Williams Bio-Energy, L.L.C.
Williams Merchant Services Company, Inc.
MAPCO Inc.
WFS Enterprises, Inc.
WFS-Liquids Company
Williams Field Services Company
Williams Gas Processing Company
Williams Gas Processing - Wamsutter Company
North Padre Island Spindown, Inc.
Williams Ethanol Services, Inc.
Williams Energy Marketing & Trading Company
Worthington Generation, L.L.C.
Memphis Generation, L.L.C.
Gas Supply, L.L.C.
Williams Generation Company - Hazelton
Juarez Pipeline Company
MAPL Investments, Inc.
Williams Refining & Marketing, L.L.C.
Williams Memphis Terminal, Inc.
Williams Mid-South Pipelines, L.L.C.
Williams Olefins, L.L.C.
Williams Olefins Feedstock Pipelines, L.L.C.
Williams Generating Memphis, LLC
WFS - NGL Pipeline Company Inc.
WFS - Offshore Gathering Company
Baton Rouge Fractionators, L.L.C.
Tri-States NGL Pipeline, L.L.C.
WILPRISE Pipeline Company, L.L.C.
Williams Gulf Coast Gathering Company, LLC
WFS Gathering Company L.L.C.
Williams Field Services - Matagorda Offshore Company, LLC
Williams Gas Processing - Mid-Continent Region Company
WFS - OCS Gathering Co.


                                 Schedule XIV-1

WFS - Pipeline Company
HI-BOL Pipeline Company
Goebel Gathering Company, L.L.C.
Williams Petroleum Pipeline Systems, Inc.
Williams GP LLC**
Williams Oil Gathering, L.L.C
Williams Field Services - Gulf Coast Company, L.P.
Gulf Liquids Holdings, L.L.C.*
Gulf Liquids New River Project, LLC*
Williams Petroleum Services, L.L.C.
Longhorn Enterprises of Texas, Inc.
E-Birchtree, LLC

Alaska

Williams Express, Inc. (an Alaska corporation)
Williams Alaska Petroleum, Inc.
Williams Alaska Air Cargo Properties, L.L.C.
Williams Lynxs Alaska CargoPort, L.L.C.

Texas

Black Marlin Pipeline Company
Rio Grande Pipeline Company

Kansas

Nebraska Energy, L.L.C



--------


* These entities shall be Midstream Subsidiaries to the extent that such entities are Subsidiaries.

** Williams GP LLC shall not be deemed a Midstream Subsidiary until Williams GP LLC has transferred the general partnership interests and incentive distribution rights in MLP to NewGP.



                                 Schedule XIV-2

                                   EXHIBIT A-1

                                A PROMISSORY NOTE


     U.S. $______________________                                  July 25, 2000


     FOR VALUE RECEIVED, the undersigned,__________________________, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ___________________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), on the Stated Termination Date (as defined in the Credit Agreement referred to below), the principal amount of $_________, or, if less, the aggregate principal amount of the A Advances (as defined in the Credit Agreement referred to below) owed to the Bank by the Borrower on such Stated Termination Date.

     The Borrower promises to pay interest on the unpaid principal amount hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement referred to below. Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at 399 Park Avenue, New York, New York 10043, in same day funds.

     This A Promissory Note is one of the A Notes referred to in, and is subject to and entitled to the benefits of the Credit Agreement, dated as of July 25, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Bank, certain other borrowers party thereto, certain other financial institutions parties thereto, The Chase Manhattan Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent for the Bank and such other financial institutions. The Credit Agreement, among other things,
(i) provides for the making of advances to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such advance owed to the Bank being evidenced by this A Promissory Note and (ii) contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Capitalized terms used herein which are not defined herein and are defined in the Credit Agreement are used herein as therein defined.

     The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This A Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                 Exhibit A-1-1

                                      [BORROWER NAME]







                                      By:
                                             ----------------------------------

                                      Name:
                                             ----------------------------------

                                      Title:
                                             ----------------------------------



                                  Exhibit A-1-2

                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                                        Amount of
                                                       Principal                Unpaid
                                 Amount Of               Paid or               Principal              Notation
          Date                    Advance               Prepaid                 Balance                Made By
          ----                  ----------             -----------             ---------              --------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

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------------------------- ---------------------- ----------------------- ---------------------- ----------------------



                                  Exhibit A-1-3

                                   EXHIBIT A-2

                                B PROMISSORY NOTE


U.S. $______________________                     Dated: ______________, ________


     FOR VALUE RECEIVED, the undersigned, ________________________, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _____________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), on _____________, the principal amount of _____________ U.S. Dollars ($__________________).

     The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

             Interest Rate: ______% per annum (calculated on the basis

     of a year of _____ days for the actual number of days elapsed).

     Interest Payment

     Date or Dates: ______________________


     Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, for the account of the Bank at the office of Citibank, N.A., at 399 Park Avenue, New York, New York 10043, in same day funds.

     This B Promissory Note is one of the B Notes referred to in, and is entitled to the benefits of the Credit Agreement, dated as of July 25, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Bank, certain other borrowers party thereto, certain other financial institutions parties thereto, The Chase Manhattan Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent for the Bank and such other financial institutions. The Credit Agreement contains, among other things, provisions for acceleration of the maturity hereof upon the happening of certain stated events. Capitalized terms used herein which are not defined herein and are defined in the Credit Agreement are used herein as therein defined.

     The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.


                                  Exhibit A-2-1

     This B Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                  [BORROWER]







                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------













                                  Exhibit A-2-2

                                   EXHIBIT B-1

                              NOTICE OF A BORROWING

                                                                          [Date]

Citicorp USA, Inc., as Agent
for the Banks parties to the Credit
Agreement referred to below
399 Park Avenue
New York, New York 10043

         ATTENTION:  The Williams Companies, Inc. Account Officer

Ladies and Gentlemen:

         The undersigned, ____________________ (the "Borrower"), (a) refers to the Credit Agreement, dated as of July 25, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not defined herein being used herein as therein defined), by and among the undersigned, certain other borrowers parties thereto, certain Banks parties thereto, JPMorgan Chase Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent and Citicorp USA, Inc., as Agent for such Banks; (b) hereby gives you notice, irrevocably, pursuant to
Section 2.02 of the Credit Agreement that the undersigned hereby requests an A Borrowing under the Credit Agreement and (c) in that connection sets forth below the information relating to such A Borrowing (the "Proposed A Borrowing") as required by Section 2.02 (a) of the Credit Agreement:

         (i)      The Business Day of the Proposed A Borrowing is __________,
                  19____.

         (ii) The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

         (iii) The aggregate amount of the Proposed A Borrowing is $__________________.

         (iv) [The Interest Period for each A Advance made as part of the Proposed A Borrowing is __________ months.]

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed A Borrowing:

         (a) the representations and warranties contained in Section 4.01 of the Credit Agreement as to the Borrower and its Subsidiaries are correct on and as of the date of the Proposed A Borrowing, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

         (b) no event has occurred and is continuing, or would result from the Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes an


                                Exhibit B-1 - 1

                  Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

         (c) [the senior unsecured debt of the Borrower is rated __________ by S&P and __________ by Moody's; and]

         (d) after giving effect to the Proposed A Borrowing and all other Borrowings which have been requested on or prior to the date of the Proposed A Borrowing but which have not been made prior to such date, the aggregate principal amount of all Advances will not exceed the aggregate of the Commitments of the Banks to the Borrower (computed without regard to any B Reduction).

                                       Very truly yours,



                                       [BORROWER]







                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


cc:  Citicorp North America, Inc.
     1200 Smith Street, Suite 2000
     Houston, Texas 77002
     Attn:  The Williams Companies, Inc.
            Account Officer


                                Exhibit B-I - 2

                                   EXHIBIT B-2

                              NOTICE OF B BORROWING

                                                                          [Date]

Citicorp USA, Inc., as Agent
for the Banks parties to the
Credit Agreement referred to below
399 Park Avenue
New York, New York 10043

         ATTENTION:  Bilal Aman

Ladies and Gentlemen:

         The undersigned, ______________________ (the "Borrower"), (a) refers to the Credit Agreement, dated as of July 25, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not defined herein being used herein as therein defined), by and among the undersigned, certain other borrowers parties thereto, certain Banks parties thereto, JPMorgan Chase Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent and Citicorp USA, Inc., as Agent for such Banks; (b) hereby gives you notice, irrevocably, pursuant to
Section 2.16 of the Credit Agreement that the undersigned hereby requests a B Borrowing under the Credit Agreement and (c) in that connection sets forth the terms on which such B Borrowing (the "Proposed B Borrowing") is requested to be made:

                  (A)      Date of B Borrowing _________________________________

                  (B)      Amount of B Borrowing _______________________________

                  (C)      Maturity Date _______________________________________

                  (D)      Interest Rate Basis _________________________________

                  (E)      Interest Payment Date(s) ____________________________

                  (F)      Prepayment Permitted [Yes/No]      [Conditions]

                  (G)      _____________________     _________________

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed B Borrowing:

         (e) the representations and warranties contained in Section 4.01 of the Credit Agreement as to the Borrower and its Subsidiaries are correct on and as of the date of the Proposed B Borrowing, before and after giving effect to the Proposed B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

         (f) no event has occurred and is continuing, or would result from the Proposed B Borrowing or from the application of the proceeds therefrom, which constitutes an


                                Exhibit B-2 - 1

                  Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

         (g) following the making of the Proposed B Borrowing and all other Borrowings to be made on the same day under the Credit Agreement, the aggregate principal amount of all Advances of the Banks to the Borrower then outstanding will not exceed the aggregate amount of the Commitments of the Banks to the Borrower (computed without regard to any B Reduction); and

         (h) after giving effect to the Proposed B Borrowing and all other Borrowings which have been requested on or prior to the date of the Proposed B Borrowing but which have not been made prior to such date, the aggregate principal amount of all Advances will not exceed the aggregate of the Commitments of the Banks (computed without regard to any B Reduction).

         The undersigned hereby confirms that the Proposed B Borrowing is to be made available to it in accordance with Section 2.16(a)(v) of the Credit Agreement.

                                        Very truly yours,



                                        [BORROWER NAME]





                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


cc:  Citicorp North America, Inc.
     1200 Smith Street, Suite 2000
     Houston, Texas 77002
     Attn:   The Williams Companies, Inc.
             Account Officer



                                Exhibit B-2 - 2

                                    EXHIBIT C

                         OPINION OF WILLIAM G. VON GLAHN



                                  Exhibit C - 1

                                   EXHIBIT D-1

                           OPINION OF NEW YORK COUNSEL

                                (ENFORCEABILITY)



                                  Exhibit D - 1

                                   EXHIBIT D-2

                           OPINION OF NEW YORK COUNSEL

                                  (PERFECTION)

                                  Exhibit D - 2

                                    EXHIBIT E

                            INVESTMENTS DESCRIBED IN
                    PARAGRAPH 5.02(E) OF THE CREDIT AGREEMENT

Loan Agreement dated as of September 8, 1999 between Williams Communications, Inc., as Borrower, and TWC, as Lender, filed as Exhibit 10.57 to WCG's Form 10-K/A for the fiscal year ended December 31, 1999.

Various immaterial intercompany receivables between TWC or its Subsidiaries and the WCG Subsidiaries for services rendered, which are settled on a reasonably prompt basis. Services are rendered to the WCG Subsidiaries by TWC or its Subsidiaries pursuant to certain intercompany services agreements, all of which are filed as exhibits to WCG's Form 10-K/A for the fiscal year ended December 31, 1999.

As of July 25, 2000, TWC's investment in WCG consists of 395,434,965 shares of Class B common stock.


                                   Exhibit E

                                    EXHIBIT F

                               TRANSFER AGREEMENT

         This Transfer Agreement, dated as of_____________________ (this "Agreement"), is made by and among The Williams Companies, Inc., a Delaware corporation ("TWC"), Northwest Pipeline Corporation ("NWP"), Transcontinental Gas Pipe Line Corporation ("TGPL") and Texas Gas Transmission Corporation ("TGT"), each a Delaware corporation (TWC, NWP, TGPL and TGT being each a "Borrower" and collectively, the "Borrowers"); Citibank, N.A., as Agent for the banks party to the Credit Agreement, dated as of July 25, 2000 (as such may be amended from time to time, the "Credit Agreement"), by and among the Borrowers, such Agent and such banks; ____________________________ ("Assignor"); and
___________________ ("Assignee"). In consideration of the mutual covenants herein contained, the parties hereto agree as set forth herein.

         1. Transfer. Pursuant to the last sentence of Section 8.06(a) of the Credit Agreement, Assignor hereby assigns to Assignee (without representation or warranty to Assignee and without Assignee having recourse against Assignor as a result of such assignment), and Assignee hereby assumes, a constant ____% of each of the Assignor's Commitments (such term used throughout this Agreement without giving effect to any B Reduction) to each of the Borrowers under the Credit Agreement, such assignment from Assignor to Assignee being [all of Assignor's Commitments to the Borrower] [(a) $______________ of Assignor's $____________ Commitment to TWC; (b) $________ of Assignor's $____________
Commitment to NWP; (c) $_________________ of Assignor's $_____________
Commitment to TGPL; and (d) $_________________ of Assignor's $_______________
Commitment to TGT] (the amount of such Commitment to the Borrower so assigned is called the "Assigned Portion" of such Commitment). [The Assignee is already a Bank under the Credit Agreement with a Commitment of $__________, $__________, $___________, $___________, $__________, $___________ and $_________ to TWC,
NWP, TGPL and TGT, respectively, prior to the assumption contemplated hereby.] [The Assignee is hereby approved by the Agent [and the Borrowers] for purposes of the assignment and assumption contemplated hereby.] As contemplated by such
Section 8.06, it is hereby agreed that:

         (i) the Assignor is hereby released from all of its obligations under the Credit Agreement with respect to or arising as a result of the Assigned Portions of its Commitment assigned hereby;

         (ii) the Assignee hereby becomes obligated for the Assigned Portions of such Commitment and all other obligations of the Assignor (including, without limitation, obligations to the Agent under Section 7.05 of the Credit Agreement or otherwise) under the Credit Agreement with respect to or arising as a result of the Assigned Portions of such Commitments;

         (iii) the Assignee is hereby assigned the right to vote or consent under the Credit Agreement and the other rights and obligations of the Assignor under the Credit Agreement, in each case to the extent of the Assigned Portions of such Commitment;

                                    Exhibit F

         (iv)     TWC, if requested or required to do so pursuant to Section
                  2.09 of the Credit Agreement, contemporaneously with its execution and delivery hereof, will deliver, in replacement of the A Note of the Assignor currently outstanding [(and in replacement of Assignee's existing $______________ A Note)]
                  (a) to the Assignee, a new A Note in the amount of $______________ [(and the Assignee agrees to mark "Exchanged" and return to TWC, with reasonable promptness following such delivery, any A Note of the Assignee being replaced thereby)],
                  (b) to the Assignor, a new A Note in the amount of $______________ (and the Assignor agrees to return to TWC, with reasonable promptness following delivery of such new A Note, any A Note of the Assignor being replaced thereby, marked "Exchanged"), and (c) to the Agent, photocopies of all such new A Notes and of all such replaced A Notes;

         (v)      NWP, if requested or required to do so pursuant to Section
                  2.09 of the Credit Agreement, contemporaneously with its execution and delivery hereof, will deliver, in replacement of the A Note of the Assignor currently outstanding [(and in replacement of Assignee's existing $___________ A Note)] (a) to the Assignee, a new A Note in the amount of $________________ [(and the Assignee agrees to mark "Exchanged" and return to TWC, with reasonable promptness following such delivery, any A Note of the Assignee being replaced thereby)], (b) to the Assignor, a new A Note in the amount of $___________ (and the Assignor agrees to return to TWC, with reasonable promptness following delivery of such new A Note, any A Note of the Assignor being replaced thereby, marked "Exchanged"), and (c) to the Agent, photocopies of all such new A Notes and of all such replaced A Notes;

         (vi)     TGPL, if requested or required to do so pursuant to Section
                  2.09 of the Credit Agreement, contemporaneously with its execution and delivery hereof, will deliver, in replacement of the A Note of the Assignor currently outstanding [(and in replacement of Assignee's existing $________________ A Note)]
                  (a) to the Assignee, a new A Note in the amount of $______________ [(and the Assignee agrees to mark "Exchanged" and return to TGPL, with reasonable promptness following such delivery, any A Note of the Assignee being replaced thereby)],
                  (b) to the Assignor, a new A Note in the amount of $_____________ (and the Assignor agrees to return to TGPL, with reasonable promptness following delivery of such new A Note, any A Note of the Assignor being replaced thereby, marked "Exchanged"), and (c) to the Agent, photocopies of all such new A Notes and of all such replaced A Notes;

         (vii)    TGT, if requested or required to do so pursuant to Section
                  2.09 of the Credit Agreement, contemporaneously with its execution and delivery hereof, will deliver, in replacement of the A Note of the Assignor currently outstanding [(and in replacement of Assignee's existing $_____________ A Note)] (a) to the Assignee, a new A Note in the amount of $______________ [(and the Assignee agrees to mark "Exchanged" and return to TGT, with reasonable promptness following such delivery, any A Note of the Assignee being replaced thereby)], (b) to the Assignor, a new A Note in the amount of $_____________ (and the

                                    Exhibit F

                  Assignor agrees to return to TGT, with reasonable promptness following delivery of such new A Note, any A Note of the Assignor being replaced thereby, marked "Exchanged"), and (c) to the Agent, photocopies of all such new A Notes and of all such replaced A Notes;

         (viii) [inasmuch as there are currently no outstanding A Advances, no transfer of A Advances is hereby made];

         (ix)     [$__________, $__________, $___________, $___________ of the
                  Assignor's outstanding A Advances to TWC, NWP, TGPL and TGT, respectively, are hereby transferred to the Assignee, which amounts represent [the aggregate amount of all of the Assignor's outstanding A Advances to TWC, NWP, TGPL and TGT, respectively,] [the amount of the assigned portions of the outstanding A Advances of the Assignor to the Borrower being hereby assigned to Assignee a portion of each such A Advance with the assigned portion of each such A Advance being equal to the amount of such A Advance multiplied by a fraction, the numerator of which is the amount of the Assignor's Commitments assumed hereby by the Assignee and the denominator of which is the amount of the Assignor's Commitments (without giving effect to any B Reduction) immediately prior to such assumption]; [and)

         (x) the Assignee hereby confirms that it is a party to the Credit Agreement as a Bank and agrees that after giving effect to this Agreement its Commitments will be $____________, $____________, $_____________, $___________ to TWC, NWP, TGPL
                  and TGT, respectively; [and]

         (xi) the Assignee hereby specifies the following offices as its Applicable Lending Offices under the Credit Agreement:

                               Domestic                      Eurodollar

                            Lending Office                 Lending Office
                            --------------                 --------------

                  Attention:                          Attention:
                             ---------------------               ---------------
                  Telephone:                          Telephone:
                             ---------------------               ---------------
                  Telecopy:                           Telecopy:
                             ---------------------               ---------------
                  Answerback:                         Answerback:
                             ---------------------               ---------------


                                    Exhibit F

         (xii) [the Assignee hereby specifies the following as its address for notices and communications under the Credit Agreement:

                  [Assignee]

                  Attention:  _____________________

                  Telephone:  _____________________

                  Telecopy:   _____________________

                  Answerback: _____________________

         2.       Miscellaneous.

                  2.1 Amendments, Etc. This Agreement shall not be amended, waived or otherwise modified except in writing executed by the parties hereto.

                  2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3 Definitions. Capitalized terms used herein which are defined in the Credit Agreement and not defined herein are used herein as defined in the Credit Agreement.

                  2.4 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  2.5 Effective Date. This Agreement shall be effective as of the date first above written for purposes of computation of commitment fees under the Credit Agreement and for all other relevant purposes.

                  2.6 Assignee Credit Decision. The Assignee acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Note, the Credit Agreement or this Agreement.

                  2.7 Indemnity. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including without limitation reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's performance or non-performance of obligations assumed by Assignee under this Agreement.

                                    Exhibit F

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF ASSIGNEE]                     THE WILLIAMS COMPANIES, INC.


By:                                    By:
     -------------------------------         -----------------------------------
Name:                                  Name:
     -------------------------------         -----------------------------------
Title:                                 Title:
      ------------------------------         -----------------------------------

[NAME OF ASSIGNOR]                     NORTHWEST PIPELINE CORPORATION


By:                                    By:
     -------------------------------         -----------------------------------
Name:                                  Name:
     -------------------------------         -----------------------------------
Title:                                 Title:
      ------------------------------         -----------------------------------

CITICORP USA, INC., AS AGENT           TRANSCONTINENTAL GAS PIPE LINE
                                       CORPORATION


By:                                    By:
     -------------------------------         -----------------------------------
Name:                                  Name:
     -------------------------------         -----------------------------------
Title:                                 Title:
      ------------------------------         -----------------------------------

                                       TEXAS GAS TRANSMISSION CORPORATION


                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                    Exhibit F

                                    EXHIBIT G

                               SECURITY AGREEMENT



                                    Exhibit G

                                    EXHIBIT H

                             LLC GUARANTY AGREEMENT



                                    Exhibit H

                                    EXHIBIT I

                               MIDSTREAM GUARANTY



                                    Exhibit I

                                    EXHIBIT J

                                PLEDGE AGREEMENT



                                    Exhibit J

                                    EXHIBIT K

                                HOLDINGS GUARANTY



                                    Exhibit K

                                    EXHIBIT L

                              LC SECURITY AGREEMENT



                                    Exhibit L

                                    EXHIBIT M

               EXISTING LOANS AND INVESTMENTS IN WCG SUBSIDIARIES


                TWC CONTINUING CONTRACTS TO WHICH WCG IS A PARTY

                      AGREEMENT                             DATE                PARTIES
                      ---------                             ----                -------
----------------------------------------------------------------------------------------------------------------------
Amended and Restated Administrative Services Agreement
but excluding all Service Level Agreements included
therein other than those listed below
-------------------------------------------------------
   Amended and Restated Administrative Services
   Agreement - Cafeteria Card (SLA No. ASF-11)
-------------------------------------------------------
   Amended and Restated Administrative Services
   Agreement - Catering Services (SLA No. ASF-3)
-------------------------------------------------------

   Amended and Restated Administrative Services             23-Apr-01           TWC and WCG
   Agreement - Data Center Floor Space (SLA No. IT-23)
-------------------------------------------------------
   Amended and Restated Administrative Services
   Agreement - Security System Administration
   (SLA No. ASR-2)
-------------------------------------------------------
   Amended and Restated Administrative Services
   Agreement - Telecommunications Support (PBX)
   (SLA No. IT-19)
-------------------------------------------------------
   Amended and Restated Administrative Services
   Agreement - Warren Clinic (SLA No. HR-17)
-------------------------------------------------------
   Amended and Restated Administrative Services
   Agreement - Records Management (Revised)
   (SLA No. ASF-9)
----------------------------------------------------------------------------------------------------------------------
Amended and Restated Confidentiality and                    1-Feb-02            TWC and WCG
Nondisclosure Agreement
----------------------------------------------------------------------------------------------------------------------
Amended and Restated Cross-License Agreement                23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Amended and Restated Employee Benefits Agreement            23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Amended and Restated Separation Agreement                   23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Amendment of State of Oklahoma OIC Agreement                23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
ITWill Assignment and Assumption Agreement                  23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Mutual Waiver, dated April 23, 2001                         23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Professional Services Agreement                             23-Apr-01           TWC, WCG, The Feinberg Group, LLP
----------------------------------------------------------------------------------------------------------------------
Relocation Services Agreement                               2-Jan-02            Williams Relocation Management, Inc.
                                                                                (a TWC subsidiary) and WCG
----------------------------------------------------------------------------------------------------------------------
Restructuring Support Agreement                             23-Feb-02           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Shareholder Agreement                                       23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Trademark License Agreement                                 23-Apr-01           TWC and WCG
----------------------------------------------------------------------------------------------------------------------
Guaranty Indemnification                                    26-Jul-02           TWC and WCG Agreement
----------------------------------------------------------------------------------------------------------------------
Reaffirmation and Cancellation Agreement                    15-Oct-02           TWC and WCG and its Subsidiaries


All agreements and exhibits related to or incorporated by the foregoing that were entered into to implement the transactions contemplated thereby, e.g. Assignment and Assumption Agreements, Bills of Sale.


                       Exhibit M

              TWC CONTINUING CONTRACTS TO WHICH WCG IS NOT A PARTY

                      AGREEMENT                        DATE                     PARTIES
                      ---------                        ----                     -------
----------------------------------------------------------------------------------------------------------------------
Agreement Of Purchase And Sale And Construction        26-Feb-01 (as amended    Williams Headquarters Building Company
Completion                                             13-Mar-01,               and WCL
                                                       13-April-01,
                                                       13-Sep-01, 30-Apr-02
----------------------------------------------------------------------------------------------------------------------
Agreement To Terminate Aircraft Dry Lease - N352WC     27-Mar-02                Williams Aircraft Leasing, LLC (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Aircraft Dry Lease - N358WC                            13-Sep-01                Williams Communications Aircraft, LLC
                                                                                (a TWC subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Aircraft Dry Lease - N359WC                            13-Sep-01                Williams Communications Aircraft, LLC
                                                                                (a TWC subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Bank of Oklahoma Tower Use Agreement                   23-Apr-01                Williams Headquarters Building Company
                                                                                and WCL
----------------------------------------------------------------------------------------------------------------------
Central Plant Lease Agreement                          23-Apr-01 (as amended    Williams Headquarters Building Company
                                                       13-Sep-01)               and Williams Technology Center, LLC (a
                                                                                WCL subsidiary)
----------------------------------------------------------------------------------------------------------------------
Construction, Operating and Maintenance Agreement      1-Jan-97 (as amended     Transcontinental Gas Pipe Line
                                                       19-Feb-99)               Corporation (a TWC subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Consulting Services Agreement                          29-Oct-01                Williams Pipe Line Company (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Co-Occupancy Agreement                                 18-Feb-99                Northwest Pipeline Corporation (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Co-Occupancy Agreement                                 22-Feb-99                Williams Gas Pipelines Central, Inc.
                                                                                (a TWC subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Co-Occupancy Agreement                                 1-May-00                 Williams Pipe Line Company (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Co-Occupancy Agreement                                 5-Mar-99 (as amended     Mid-America Pipeline Company (a TWC
                                                       23-Apr-01)               subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Co-Occupancy Agreement                                 5-Mar-99 (as amended     Williams Field Services Company (a TWC
                                                       23-Apr-01)               subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Dark Fiber IRU Agreement                               26-Feb-01                Transcontinental Gas Pipe Line
                                                                                Corporation (a TWC Subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Fairfax Terminal Station Site Lease                    26-Aug-96                Williams Pipe Line Company (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
First Amendment to Level 3 Sublease Agreement          1-Jan-99 (as amended     TWC and WCL
                                                       31-Dec-00 and assigned
                                                       23-Apr-01)
----------------------------------------------------------------------------------------------------------------------


                       Exhibit M

                      AGREEMENT                        DATE                     PARTIES
                      ---------                        ----                     -------
----------------------------------------------------------------------------------------------------------------------
Lease Agreement                                        1-Jan-97                 Williams Natural Gas Company (a TWC
                                                                                subsidiary now known as Williams Gas
                                                                                Pipelines Central, Inc.) and WCL
----------------------------------------------------------------------------------------------------------------------
Lease Agreement                                        1-Sep-95                 Transcontinental Gas Pipe Line
                                                                                Corporation (a TWC subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Lease Agreement                                        1-Mar-97                 Texas Gas Transmission Corporation and
                                                                                WCL
----------------------------------------------------------------------------------------------------------------------
Management Services Agreement                          23-Apr-01 (as amended    Williams Headquarters Building Company
                                                       13-Sep-01)               and Williams Technology Center, LLC (a
                                                                                WCL subsidiary)
----------------------------------------------------------------------------------------------------------------------
Master Agreement                                       23-Feb-99 (as amended    Williams Pipe Line Company (a TWC
                                                       23-Apr-01)               subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Nondisclosure Agreement                                29-Oct-01                TWC and WCL
----------------------------------------------------------------------------------------------------------------------
Northwest Plaza Level Amended and Restated Lease       1-Jan-99 (as amended     Original Amended and Restated Lease
Agreement                                              31-Dec-00)               Agreement between Williams
                                                                                Headquarters Building Company,
                                                                                Landlord, and WCL, Tenant; amendment
                                                                                between TWC, Sublessor, and WCG,
                                                                                Sublessee
----------------------------------------------------------------------------------------------------------------------
Operation, Maintenance and Repair Agreement            19-Feb-99 (as amended    Mid-America Pipeline Company,
                                                       31-Aug-99)               Northwest Pipeline Corporation, Texas
                                                                                Gas Transmission Corporation,
                                                                                Transcontinental Gas Pipe Line
                                                                                Corporation, Williams Field Services
                                                                                Company, Williams Gas Pipelines
                                                                                Central, Inc. and Williams Pipe Line
                                                                                Company and WCL
----------------------------------------------------------------------------------------------------------------------
Partial Assignment and Assumption Agreement            26-Feb-01                Williams Headquarters Building Company
                                                                                and Williams Technology Center, LLC (a
                                                                                WCL subsidiary)
----------------------------------------------------------------------------------------------------------------------
Sale Agreement                                         14-Feb-97                Williams Pipe Line Company (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Southwest Plaza Level Amended and Restated Lease       1-Jan-99                 Williams Headquarters Building Company
Agreement                                                                       and WCL
----------------------------------------------------------------------------------------------------------------------
Sublease Agreement                                     1-May-00                 Williams Pipe Line Company (a TWC
                                                                                subsidiary) and WCG; WCG assigned its
                                                                                rights to WCL on 2-Apr-02
----------------------------------------------------------------------------------------------------------------------
Technical Services Agreement                           1998                     Spectrum Network Systems Limited (now
                                                                                known as PowerTel Limited, a 45% WCG
                                                                                subsidiary) and Williams International
                                                                                Services Company (a TWC subsidiary)
----------------------------------------------------------------------------------------------------------------------
Teleport Services Agreement                            9-Oct-01                 Williams Energy Marketing & Trading
                                                                                co. (a TWC subsidiary and WCL
----------------------------------------------------------------------------------------------------------------------
The Depot Amended and Restated Lease Agreement         1-Jan-99 (as amended     Williams Headquarters Building Company
                                                       31-Dec-00 and assigned   and WCL
                                                       23-Apr-01)
----------------------------------------------------------------------------------------------------------------------
TWC Corporate Guarantee                                23-Apr-01                TWC guaranteed a TWC subsidiary in
                                                                                favor of a WCL subsidiary
----------------------------------------------------------------------------------------------------------------------
TWC Corporate Guarantee                                23-Apr-01                TWC guaranteed a TWC subsidiary in
                                                                                favor of a WCL subsidiary
----------------------------------------------------------------------------------------------------------------------


                       Exhibit M

                      AGREEMENT                        DATE                     PARTIES
                      ---------                        ----                     -------
----------------------------------------------------------------------------------------------------------------------
TWC Guaranty                                           23-Apr-01                TWC guaranteed a TWC subsidiary in
                                                                                favor of a WCL subsidiary
----------------------------------------------------------------------------------------------------------------------
User Agreement for Pipe                                5-Mar-99 (as amended     Williams Pipe Line Company (a TWC
                                                       23-Apr-01)               subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Utility Service Agreement                              23-Apr-01 (as amended    Williams Headquarters Building Company
                                                       13-Sep-01)               and Williams Technology Center, LLC (a
                                                                                WCL subsidiary)
----------------------------------------------------------------------------------------------------------------------
Web Hosting and Streaming Services Agreement           2-Oct-00                 Williams Energy Services, Inc. (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Weld County Sublease Agreement                         19-Apr-96                Williams Natural Gas Company (a TWC
                                                                                subsidiary) and WCL
----------------------------------------------------------------------------------------------------------------------
Declaration of Reciprocal Easements (as amended)       15-Oct-02                Williams Headquarters Building Company
                                                                                and Williams Technology Center, LLC
----------------------------------------------------------------------------------------------------------------------
Membership Unit Purchase Agreement                     15-Oct-02                Williams Aircraft, Inc. and Williams
                                                                                Communications, LLC
----------------------------------------------------------------------------------------------------------------------
Real Estate Purchase Agreement                         15-Jul-02                Williams Headquarters Building
                                                                                Company, Williams Technology Center,
                                                                                LLC, Williams Communications, LLC,
                                                                                Williams Communications Group, Inc.
                                                                                and Williams Aircraft Leasing, LLC
----------------------------------------------------------------------------------------------------------------------

All agreement and exhibits related to or incorporated by the foregoing that were entered into to implement the transactions contemplated thereby, e.g. Assignment and Assumption Agreements, Bills of Sale.

                       Exhibit M